SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Cash Trust Series, Inc. 33-29838 / 811-5843

Cash Trust Series II 33-38550 / 811-6269

Edward Jones Money Market Fund 2-66437 / 811-2993

Federated Adjustable Rate Securities Fund 2-98491 / 811-4539

Federated Core Trust 811-8519

Federated Core Trust II, L.P. 811-10625

Federated Core Trust III 811-22217

Federated Equity Funds 2-91090 / 811-4017

Federated Equity Income Fund, Inc. 33-6901 / 811-4743

Federated Fixed Income Securities, Inc. 33-43472 / 811-6447

Federated GNMA Trust 2-75670 / 811-3375

Federated Global Allocation Fund 2-10415 / 811-1

Federated Government Income Securities, Inc. 2-74191 / 811-3266

Federated High Income Bond Fund, Inc. 2-60103 / 811-2782

Federated High Yield Trust 2-91091 / 811-4018

Federated Income Securities Trust 33-3164 / 811-4577

Federated Income Trust 2-75366 / 811-3352

Federated Index Trust 33-33852 / 811-6061

Federated Institutional Trust 33-54445 / 811-7193

Federated Insurance Series 33-69268 / 811-8042

Federated Intermediate Government Fund, Inc. 33-41004 / 811-6307

Federated International Series, Inc. 2-91776 / 811-3984

Federated Investment Series Funds, Inc. 33-48847 / 811-58429

Federated MDT Series 333-134468 / 811-21904

Federated MDT Stock Trust 2-75756 / 811-3385

Federated Managed Pool Series 333-128884 / 811-21822

Federated Municipal Securities Fund, Inc. 2-57181 / 811-2677

Federated Municipal Securities Income Trust 33-36729 / 811-6165

Federated Short-Intermediate Duration Municipal Trust 2-72277 / 811-3181

Federated Total Return Government Bond Fund 33-60411 / 811-07309

Federated Total Return Series, Inc. 33-50773 / 811-7115

Federated U.S. Government Securities Fund: 1-3 Years 2-89028 / 811-3947

Federated U.S. Government Securities Fund: 2-5 Years 2-75769 / 811-3387

Federated World Investment Series, Inc. 33-52149 / 811-7141

Intermediate Municipal Trust 2-98237 / 811-4314

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Proxy Statement–Please Vote Today!
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 28, 2013
A special meeting of the shareholders of the below named Registrants (each a “Registrant” and, collectively, “Registrants”), will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on October 28, 2013, for the following purpose:
To elect certain Trustees or Directors (“Directors”) for each Registrant (“Election of Directors”), each to hold office for the term indicated.
The Boards of the Registrants (the “Boards”) have fixed August 29, 2013, as the record date for determination of shareholders entitled to vote at the meeting.
Cash Trust Series, Inc.
Cash Trust Series II
Edward Jones Money Market Fund
Federated Adjustable Rate Securities Fund
Federated Core Trust
Federated Core Trust II, L.P.
Federated Core Trust III
Federated Equity Funds
Federated Equity Income Fund, Inc.
Federated Fixed Income Securities, Inc.
Federated GNMA Trust
Federated Global Allocation Fund
Federated Government Income Securities, Inc.
Federated High Income Bond Fund, Inc.
Federated High Yield Trust
Federated Income Securities Trust
Federated Income Trust
Federated Index Trust
Federated Institutional Trust
Federated Insurance Series
Federated Intermediate Government Fund, Inc.
Federated International Series, Inc.
Federated Investment Series Funds, Inc.
Federated MDT Series
Federated MDT Stock Trust
Federated Managed Pool Series
Federated Municipal Securities Fund, Inc.
Federated Municipal Securities Income Trust
Federated Short-Intermediate Duration Municipal Trust
Federated Total Return Government Bond Fund
Federated Total Return Series, Inc.
Federated U.S. Government Securities Fund: 1-3 Years
Federated U.S. Government Securities Fund: 2-5 Years
Federated World Investment Series, Inc.
Intermediate Municipal Trust
By Order of the Boards,
John W. McGonigle
Secretary
September 9, 2013
YOU CAN HELP THE REGISTRANTS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING YOUR PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING OF SHAREHOLDERS.

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SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 28, 2013
Each entity listed in bold is a “Registrant” or, collectively, “Registrants.”
Each fund listed with a Registrant is a “Fund” or, collectively, “Funds.”
Cash Trust Series, Inc.
Federated Government Cash Series
Federated Municipal Cash Series
Federated Prime Cash Series
Federated Treasury Cash Series
Cash Trust Series II
Federated Treasury Cash Series II
Edward Jones Money Market Fund
Federated Adjustable Rate Securities Fund
Federated Core Trust
Federated Bank Loan Core Fund
Federated Inflation-Protected Securities Core Fund
Federated Mortgage Core Portfolio
High Yield Bond Portfolio
Federated Core Trust II, L.P.
Emerging Markets Fixed Income Core Fund
Federated Core Trust III
Federated and Project Trade Finance Core Fund
Federated Equity Funds
Federated Absolute Return Fund
Federated Clover Small Value Fund
Federated Clover Value Fund
Federated Global Equity Fund
Federated InterContinental Fund
Federated International Strategic Value Dividend Fund
Federated Kaufmann Fund
Federated Kaufmann Large Cap Fund
Federated Kaufmann Small Cap Fund
Federated MDT Mid Cap Growth Strategies Fund
Federated Prudent Bear Fund
Federated Strategic Value Dividend Fund
Federated Equity Income Fund, Inc.
Federated Fixed Income Securities, Inc.
Federated Municipal Ultrashort Fund
Federated Strategic Income Fund
Federated GNMA Trust
Federated Global Allocation Fund
Federated Government Income Securities, Inc.
Federated High Income Bond Fund, Inc.
Federated High Yield Trust
Federated Income Securities Trust
Federated Capital Income Fund
Federated Floating Rate Strategic Income Fund
Federated Fund for U.S. Government Securities
Federated Intermediate Corporate Bond Fund
Federated Muni and Stock Advantage Fund
Federated Prudent DollarBear Fund
Federated Real Return Bond Fund
Federated Short-Term Income Fund
Federated Unconstrained Bond Fund
Federated Income Trust
Federated Index Trust
Federated Max-Cap Index Fund
Federated Mid-Cap Index Fund
Federated Institutional Trust
Federated Government Ultrashort Duration Fund
Federated Institutional High Yield Bond Fund
Federated Intermediate Government/Corporate Fund
Federated Insurance Series
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
Federated Kaufmann Fund II
Federated Managed Tail Risk Fund II
Federated Managed Volatility Fund II
Federated Prime Money Fund II
Federated Quality Bond Fund II
Federated Intermediate Government Fund, Inc.
Federated International Series, Inc.
Federated International Bond Fund
Federated Investment Series Funds, Inc.
Federated Bond Fund
Federated MDT Series
Federated MDT All Cap Core Fund
Federated MDT Balanced Fund
Federated MDT Large Cap Growth Fund
Federated MDT Small Cap Core Fund
Federated MDT Small Cap Growth Fund
Federated MDT Stock Trust
Federated Managed Pool Series
Federated Corporate Bond Strategy Portfolio
Federated High-Yield Strategy Portfolio
Federated International Bond Strategy Portfolio
Federated Mortgage Strategy Portfolio

Federated Municipal Securities Fund, Inc.
Federated Municipal Securities Income Trust
Federated Michigan Intermediate Municipal Trust
Federated Municipal High Yield Advantage Fund
Federated New York Municipal Income Fund
Federated Ohio Municipal Income Fund
Federated Pennsylvania Municipal Income Fund
Federated Short-Intermediate Duration Municipal Trust
Federated Total Return Government Bond Fund
Federated Total Return Series, Inc.
Federated Mortgage Fund
Federated Total Return Bond Fund
Federated Ultrashort Bond Fund
Federated U.S. Government Securities Fund: 1-3 Years
Federated U.S. Government Securities Fund: 2-5 Years
Federated World Investment Series, Inc.
Federated Emerging Market Debt Fund
Federated International Leaders Fund
Federated International Small-Mid Company Fund
Intermediate Municipal Trust
Federated Intermediate Municipal Trust
PROXY STATEMENT
This proxy material is being furnished in connection with the solicitation of proxies on behalf of the Boards of Directors/Trustees (“Board”) of each of the above-named Registrants and their constituent Funds. This document provides you with information you need in order to vote on the matter before the special meeting of shareholders of each of the Registrants to be held on October 28, 2013, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time) (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).
The Boards of the Registrants encourage you to read this document carefully and promptly vote your shares. If you have questions about this document, or if you would like additional information, please contact the Registrants at their principal offices at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or call 1-800-341-7400.
The purpose of the Special Meeting is set forth in the accompanying Notice of Special Meeting of Shareholders (“Notice”). The Trustees and Directors (“Directors”) do not know of any business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. The Special Meeting notice, this proxy statement and one or more proxy cards are being provided to shareholders of record as of the close of business on August 29, 2013 (the “Record Date”) beginning on or about September 12, 2013.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2013:
This proxy statement is available on the Internet at www.proxyvote.com. On this website, you also will be able to access the Notice, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
Special Note About Voting for Federated Insurance Series
Shares of the Funds comprising Federated Insurance Series (“FIS Funds”) are sold only to separate accounts of certain insurance companies in connection with the issuance of variable annuity contracts and/or variable life insurance contracts by the insurance companies. With respect to the proposal for the Election of Directors, insurance company separate accounts, as shareholders of Funds comprising FIS Funds, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts (“Variable Contract Owners”) of the separate accounts, and will vote the accounts' shares in FIS Funds in accordance with the voting instructions received. Each separate account is required to vote its shares of FIS Funds in accordance with instructions received from Variable Contract Owners. Each separate account will vote its shares of FIS Funds for which no voting instructions have been received in the same proportions that the separate account votes the shares held by Variable Contract Owners for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company's variable accounts in the aggregate. Such proportional voting may result in a relatively small number of Variable Contract Owners determining the outcome of the proposal.

SUMMARY
The following is a summary of certain information contained elsewhere in this proxy statement and is qualified in its entirety by reference to information contained elsewhere in this proxy statement.

Purpose of the Special Meeting to be Held October 28, 2013	To elect certain Directors for each Registrant.
Who is Eligible to Vote?	Shareholders of record of each Fund at the close of business on August 29, 2013, are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Each shareholder is entitled to one vote for each full share and a proportionate vote for each fractional share of Funds held as of the Record Date.
Total outstanding shares for each of the Funds as of the Record Date are provided in Exhibit B.
The Notice, proxy card and proxy statement (or appropriate notice of where to access these materials) were first mailed to shareholders of record on or about September 12, 2013. In some cases, the Funds may mail only one copy of this proxy statement to households in which more than one person in the household is a Fund shareholder of record. If you need additional copies of this proxy statement or if you do not want the mailing of this proxy statement to be combined with those for other members of your household, please write to the Funds at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or call 1-800-341-7400. The Funds will deliver requested materials and respond to inquiries promptly.
How Are Votes Counted?	Election of Directors requires the affirmative vote of either a “plurality” of the votes cast at the Special Meeting or a majority of the votes entitled to be cast at the Special Meeting provided, in each case, that a quorum is present. A “plurality” is defined as more votes cast for than against each nominee. Please see Exhibit C for each Registrant's quorum and voting requirements.
How to Vote	Shareholders may vote via the Internet, by telephone or by facsimile by following the instructions on the proxy card provided. Shareholders may also vote by mail, by returning a proxy card or in person, by attending the Special Meeting. Shareholders can obtain directions to the meeting location by calling 1-800-341-7400. Please also see “Special Note About Voting for Federated Insurance Series” above.
May Proxies be Revoked?	A shareholder executing and returning a proxy has the power to revoke it at any time prior to the time shares are voted by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Funds or by subsequently registering his or her vote by telephone, over the Internet or in person at the Special Meeting.
How to Obtain More Information about the Funds	Each Fund has previously sent its most recent prospectus, annual report and semi-annual report to its shareholders. A copy of the current prospectus, annual and semi-annual reports and Statement of Additional Information for each Fund/Registrant may be obtained at no cost through FederatedInvestors.com, by writing to the Fund at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or by calling 1-800-341-7400. Please note that the prospectuses, Statements of Additional Information and shareholder reports for the following Registrants and their Funds are not available on FederatedInvestors.com: Federated Core Trust, Federated Core Trust II, L.P., Federated Core Trust III and Federated Managed Pool Series.
PROPOSAL: ELECTION OF DIRECTORS
WHY ARE DIRECTORS BEING ELECTED?
Certain regulatory settlements applicable to the adviser of the Funds require that at least 75% of the membership of the Board of each Registrant be comprised of Directors who are not interested persons, as defined by the Investment Company Act of 1940 (“Independent Directors”),1 of the Funds or their advisers (“75% Independence Requirement”). In July, an Independent Director died suddenly and unexpectedly, causing certain Registrants to not be in compliance with the 75% Independence Requirement. Under the settlements, the Registrants have a stipulated time period within which to restore compliance with the 75% Independence Requirement.
1	An Interested Director is one who has a material or financial interest, or a family relationship with one who does, in the entities that provide services to the Registrants and their Funds. An Independent Director is one who does not have such a material, financial or family relationship.

Generally, the Investment Company Act of 1940 (the “1940 Act”) permits a board to fill vacancies between shareholder meetings, and without shareholder vote, as long as, immediately after filling such vacancy, at least 66.66% of the directors then holding office have been elected by shareholders (“66.66% Elected Requirement”). The Board of certain Registrants was able to appoint a new Independent Director to the Board consistent with the 66% Elected Requirement, and therefore restore compliance with the 75% Independence Requirement. Other Registrants are required to elect a new Independent Director in order to restore compliance with the 75% Independent Requirement. The Board determined to hold a shareholder meeting to elect Directors for all Registrants, so that all Registrants will have a Board fully comprised of Directors that have been elected by shareholders.
If the Director Nominees described in this proxy statement are approved, there will be seven Independent Directors and two Interested Directors on the Board of each Registrant, all of whom have been elected by shareholders.
WHO ARE THE NOMINEES FOR DIRECTOR?
The following Director nominees (“Nominees”) are standing for election to the Boards of some or all of the Registrants at the Special Meeting:
Interested Director Nominee	Independent Director Nominees
J. Christopher Donahue	John T. Collins
Maureen Lally-Green
Thomas M. O'Neill
P. Jerome Richey
The following Directors, having previously been elected by shareholders, are current Board members of each of the Registrants and are not standing for election at the Special Meeting:
Interested Director	Independent Directors
John F. Donahue	Peter E. Madden, Chairman of the Board's Independent Directors
Charles F. Mansfield, Jr.
John S. Walsh
Each of the Nominees currently serves as a Director of certain Registrants either through appointment by the full Board, including a majority of the Independent Directors, and/or election by shareholders.
The following individuals currently serve as the Directors of all Registrants except: Federated Core Trust III, Federated Short-Intermediate Duration Municipal Trust, Federated U.S. Government Securities Fund: 2-5 Years, and Intermediate Municipal Trust: John F. Donahue, J. Christopher Donahue, Maureen Lally-Green, Peter E. Madden, Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.
The following individuals currently serve as the Directors for Federated U.S. Government Securities Fund: 2-5 Years: John F. Donahue, Peter E. Madden, Charles F. Mansfield, Jr., Thomas M. O'Neil, P. Jerome Richey and John S. Walsh.
The following individuals currently serve as the Directors of Federated Core Trust III, Federated Short-Intermediate Duration Municipal Trust, and Intermediate Municipal Trust: John F. Donahue, J. Christopher Donahue, John T. Collins, Maureen Lally-Green, Peter E. Madden, Charles F. Mansfield, Jr., Thomas M. O'Neil, P. Jerome Richey and John S. Walsh.
Following are the slates of Nominees proposed to be elected by the Registrants which constitute the “Federated Family of Funds” for purposes of the Special Meeting:
Nominee Slate	Registrants
J. Christopher Donahue, John T. Collins, Maureen Lally-Green, Thomas M. O'Neill and P. Jerome Richey	Federated U.S. Government Securities Fund: 2-5 Years
John T. Collins and P. Jerome Richey	Federated Core Trust III
John T. Collins, Maureen Lally-Green, Thomas M. O'Neill and P. Jerome Richey	Federated Insurance Series
John T. Collins, Maureen Lally-Green and P. Jerome Richey	Federated Short-Intermediate Duration Municipal Trust and Intermediate Municipal Trust
John T. Collins, Maureen Lally-Green, Thomas M. O'Neill and P. Jerome Richey	All Remaining Registrants apart from Federated U.S. Government Securities Fund: 2-5 Years, Federated Core Trust III, Federated Short-Intermediate Municipal Trust and Intermediate Municipal Trust

The Nominating Committee, whose members consist of all the Independent Directors, selects and nominates persons for election to the Registrants' Boards when vacancies occur or are reasonably anticipated. The Committee's nominees are presented to the Boards for election, or nomination for election by the shareholders, as required. The Independent Directors of each of the Registrants previously elected by shareholders have nominated J. Christopher Donahue, John T. Collins, Maureen Lally-Green, Thomas M. O'Neill and P. Jerome Richey for election by shareholders of the applicable Registrants at the Special Meeting, effective the date of election by shareholders of such Registrants. The persons named as proxies intend to vote in favor of the election of the Nominees as Directors of each applicable Registrant.
All Nominees have consented to serve if elected. It is being proposed that the shareholders of each Registrant approve the Nominees. If approved by shareholders, the Nominees will serve until their death, retirement, resignation or removal from office. The mandatory retirement age for Independent Directors is 73 years. However, the mandatory retirement age may be extended or changed with the approval of the Independent Directors. If elected, the Independent Director Nominees will hold office until the end of the calendar year during which they reach 73 years of age (unless the mandatory retirement age is changed or extended as noted above) or earlier upon death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and qualification of their successors.
The process for resignation or removal of a director/trustee is set forth in the organizational documents for each Registrant. The By Laws for each Registrant organized as a Maryland corporation provide (a) that any Director may resign his or her office at any time by written instrument signed by the Director and delivered to the chairman of the board of directors or to the secretary of the corporation, which shall take effect upon a time specified therein or, if no time is specified, then when received by the Corporation (unless otherwise specified, the acceptance of the resignation shall not be necessary to make it effective); and (b) that any Director may be removed at any duly called meeting of shareholders by a majority vote of the outstanding shares. Each Registrant that is organized as a Maryland corporation is listed below:
•	Cash Trust Series, Inc.
•	Federated Equity Income Fund, Inc.
•	Federated Fixed Income Securities, Inc.
•	Federated Government Income Securities, Inc.
•	Federated High Income Bond Fund, Inc.
•	Federated Intermediate Government Fund, Inc.
•	Federated International Series, Inc.
•	Federated Investment Series Funds, Inc.
•	Federated Municipal Securities Fund, Inc.
•	Federated Total Return Series, Inc.
•	Federated World Investment Series, Inc.
The organizational documents for each other Registrant provide that (a) any Director or Trustee may resign his or her office at any time by written instrument signed by the Director/Trustee and delivered to the other members of the Board, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Director or Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Directors/Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Director or Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other members of the Board, specifying the date of his or her retirement; and (d) a Director or Trustee may be removed at any special meeting of shareholders of the Registrant by a vote of two-thirds of the outstanding shares (or, in the case of Federated Core Trust III, by a vote of 75% of the outstanding shares).
If a Nominee shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. The election of any substitute candidate for election as a Director who is not or would not be an Interested Director shall be made by a majority of the Directors who are not Interested Directors of the Registrants. The Board has no reason to believe that any Nominee will become unavailable for election as Director.

IMPORTANT INFORMATION REGARDING THE NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANTS
The tables in Exhibit D present certain information about the Nominees, current Directors and the Registrants' Executive Officers, including their names, addresses, birth dates, present positions with each of the Registrants, if applicable, length of term in office, if applicable, principal occupations during the past five years and other directorships held by each Interested and Independent Director or Nominee.
As of the Record Date, the Federated Fund Complex was comprised of the above-named Registrants and certain other Registrants not currently electing Directors at this Special Meeting and consisted of 39 investment companies (comprising 124 portfolios). Nominees are presently standing for election to 35 investment companies (comprising 85 portfolios) in the Federated Fund Complex at this Special Meeting. Each Executive Officer is elected annually by the Boards of the Registrants.
RESPONSIBILITIES OF THE BOARD AND ITS ROLE IN RISK OVERSIGHT
The Board of each Registrant is responsible for managing the business affairs of the Registrant and its constituent Funds and for exercising all powers of the Registrant and its Funds except those reserved for the shareholders. The Board's role in overseeing the Funds' general risks includes receiving performance reports for the Funds and risk management reports from the Chief Risk Officer of Federated Investors, Inc. (“Federated”) at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Registrants' Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee of the Board plays a key role overseeing the Fund's financial reporting and valuation risks. The Audit Committee meets regularly with the Fund's Principal Financial Officer and outside auditors, as well as with Federated's Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
BOARD LEADERSHIP STRUCTURE
Peter E. Madden currently serves as the independent Chairman of the Board of each Registrant. Mr. Madden has served as the independent Chairman of the Board since January 1, 2009, having been elected in November 2008. As required under the terms of certain regulatory settlements, the Chairman of the Board is not an Interested Director and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated or its affiliates, or (other than his position as a Director with the Registrants).
QUALIFICATIONS OF THE INTERESTED DIRECTORS
Individual Interested Director qualifications are noted in the table in Exhibit D. In addition, the following characteristics are among those that were considered for each existing Interested Director and will be considered for any Interested Director Nominee:
•	Outstanding skills in disciplines that are particularly relevant to the role of Director and to the Registrants and their Funds, including legal, accounting, business management, the financial industry generally, and the investment industry particularly; and
•	Appropriate interpersonal skills to work effectively with other Directors.
QUALIFICATIONS OF THE INDEPENDENT DIRECTORS
Individual Independent Director qualifications are noted in the table in Exhibit D. In addition, the following characteristics are among those that were considered for each existing Independent Director and will be considered for any Independent Director Nominee:
•	Outstanding skills in disciplines deemed by the Independent Directors to be particularly relevant to the role of Independent Directors and to the Federated Funds, including legal, accounting, business management, the financial industry generally, and the investment industry particularly;
•	Desire and availability to serve for a substantial period of time, taking into account the current mandatory retirement age of 73 years for Independent Directors;
•	Possesses no conflicts which would interfere with qualifying as independent;

•	Appropriate interpersonal skills to work effectively with other Independent Directors;
•	Understanding and appreciation of the important role occupied by independent trustees in the regulatory structure governing regulated investment companies;
•	Diversity of background.
MEETINGS OF THE BOARD
The Directors meet regularly to review a wide variety of matters affecting or potentially affecting the Registrants and their Funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs.
The Boards of the Registrants held four regularly scheduled formal meetings and one special meeting during calendar year 2012. The Board meetings are summarized on Exhibit E. In fiscal 2012 and 2013, each Director attended at least 75% of the total number of meetings of each Board and of any committees of the Board on which the Director served held during the period of the Director's service. All Directors were reimbursed for expenses for attendance at Board meetings.
STANDING COMMITTEES OF THE BOARD
Each Board has three standing committees. The members and the functions of these committees are described below. The number of committee meetings held for each of the Registrants can be found in Exhibit E.
BOARD COMMITTEE	COMMITTEE MEMBERS	COMMITTEE FUNCTIONS
Executive	John F. Donahue Peter E. Madden John S. Walsh	In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Registrant in such manner as the Executive Committee shall deem to be in the best interests of the Registrant. However, the charter documents or the laws of the states in which the Registrants are organized may place certain limits on the extent to which the full Board may delegate its powers to the Executive Committee.
Audit	Maureen Lally-Green* Charles F. Mansfield, Jr. Thomas M. O'Neill, Vice Chairman John S. Walsh, Chairman	The Board has adopted a written charter for the Audit Committee, a copy of which is available under “Fund Governance” in the “Products” section of Federated website at FederatedInvestors.com. The Board has determined that the members of the Audit Committee are “independent.” An “independent” Audit Committee member may not, other than in their capacity as a member of the Audit Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from an issuer or be an “interested person” of a Fund as defined by the Investment Company Act of 1940.
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Funds, the Funds' internal control over financial reporting, and the quality, integrity and independent audit of the Funds' financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Funds' independent registered public accounting firms, acts as a liaison between the independent registered public accounting firms and the Board and reviews the Funds' internal audit functions. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings and representations of the Funds' auditors, legal counsel and responsible officers.

BOARD COMMITTEE	COMMITTEE MEMBERS	COMMITTEE FUNCTIONS
Nominating	John T. Collins* Maureen Lally-Green* Peter E. Madden, Chairman Charles F. Mansfield, Jr. Thomas M. O'Neill P. Jerome Richey* John S. Walsh	The Board has adopted a written charter for the Nominating Committee, provided in Exhibit A, and which is also available under “Fund Governance” in the “Products” section of Federated's website at FederatedInvestors.com.
The Nominating Committee, whose members consist of all the Independent Directors, selects and nominates persons for election to the Registrants' Boards when vacancies occur or are reasonably anticipated. The Committee's nominees are presented to the Boards for election, or nomination for election by the shareholders, as the case may be. The Committee will consider candidates recommended by shareholders, Independent Directors of the Registrants, officers or employees of any of the Funds' agents or service providers and counsel to the Funds. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. These factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Director,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund's address 4000 Ericcson Drive, Warrendale, PA 15086-7561. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience.
The Committee does not at this time have a formal process for identifying and evaluating nominees for Director. However, it is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.
*	Not a member for certain Registrants
HOW IS THE BOARD PAID FOR THEIR SERVICES TO THE REGISTRANTS?
Each Independent Director receives compensation for service as a member of the Board based on a schedule that takes into account the number of meetings attended and the assets of the Funds for which meetings are held. None of the Interested Directors or Officers of the Funds or Registrants receives compensation from the Funds or Registrants. Compensation expenses are allocated to the Funds based, in part, on their relative net assets. Under the terms of each management agreement with the investment advisers to the Funds, the Funds are responsible for paying such fees and expenses. The Independent Directors of the Funds do not receive any pension or retirement benefits from the Funds or Federated Investors, Inc. Please see the table in Exhibit F for amounts paid to the Independent Directors by each Fund and the Federated Family of Funds.
SHARE OWNERSHIP OF THE REGISTRANTS BY NOMINEES, DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS
As of the Record Date, share ownership of the Funds by Officers and Directors and by significant shareholders, is shown in the tables provided in Exhibit G and Exhibit H, respectively.
COMMUNICATING WITH THE BOARD
Any shareholder who wishes to send a communication to the Board should send the communication to the attention of John W. McGonigle, Secretary of the Registrants, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Board, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Secretary at the same address.
After reviewing the communication, the Secretary will then immediately forward the communication to the Board of Directors, the individual Director or to the Committee, as applicable.
The Registrants do not have a policy regarding attendance by Board members at special meetings, and it is not anticipated that any members of the Board will attend the Special Meeting.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS, THEIR SERVICES AND FEES
Ernst & Young LLP or KPMG LLP are the independent registered public accounting firms for each Fund as summarized in Exhibit I. Fees paid to the accounting firms are provided in Exhibit J and Exhibit K. Representatives of Ernst & Young LLP or KPMG LLP are not expected to be present at the Special Meeting but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

The Audit Committee of each Board is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval pursuant to policies established by the Audit Committee as discussed below, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.
Audit Services
The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.
In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; all other services must be specifically pre-approved by the Audit Committee.
Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements of the Funds or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services. All other audit-related services must be specifically pre-approved by the Audit Committee.
Tax Services
The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services. All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.
All Other Services
With respect to the provision of services other than audit, review or attest services, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the registrant's accountant by the Funds, the Funds' advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the Funds, the Funds' advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the Funds and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.
The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, and would not impair the independence of the auditor. The Securities and Exchange Commission's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.
Pre-Approval Fee Levels
Pre-approval fee levels for all services to be provided by the independent auditor for each Fund will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
Procedures
Requests or applications to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission's rules on auditor independence.
The percentage of services in the Audit-Related fees, Tax fees and All Other fees categories above that was approved by the Audit Committee pursuant to Section 2-01(c)(7)(C) of Regulation S-X were zero percent (0%) for the Funds and their investment advisers in 2011 and 2012.
The aggregate amount of Non-Audit Fees billed to the Funds, the Funds' investment advisers, and certain entities controlling, controlled by or under common control with the investment adviser for the last two fiscal years of each Fund are provided in Exhibits J and K.
The Audit Committee has concluded that the provision of non-audit services that were rendered by the independent auditors to the Funds' advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2−01 of Regulation S-X is compatible with maintaining the auditor's independence.
WHAT VOTE IS REQUIRED TO ELECT DIRECTORS?
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Registrants is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Interests may be voted in person or by proxy. Proxies may be in written, telephonic or electronic form.
Quorum
In order to hold the Special Meeting, a “quorum” of shareholders must be present. Please see Exhibit C for each Registrant's quorum and voting requirements.
Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether a quorum is present at the Special Meeting.
For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” will be included for purposes of determining whether a quorum is present. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote; and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Abstentions and broker non-votes will not be counted as votes cast. For Registrants that require a plurality of votes to elect each of the nominees, abstentions and broker non-votes will not have an effect on the outcome of the vote on the proposal for Election of Directors. However, for Registrants that require a majority vote to elect each of the nominees, abstentions and broker non-votes will have the same effect as a “no” vote.

The proposal for Election of Directors requires the affirmative vote of either a “plurality” of the votes cast at the Special Meeting or a majority of the votes cast entitled to be cast at the Special Meeting provided, in each case, that a quorum is present. A “plurality” is defined as more votes cast for than against each nominee. Please see Exhibit C for each Registrant's quorum and voting requirements.
How May Proxies be Revoked?
A shareholder executing and returning a proxy has the power to revoke it at any time prior to the time shares are voted by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Funds or by subsequently registering his or her vote by telephone, over the Internet or in person at the Special Meeting.
Adjournment
If a quorum is not present, persons present or named by proxy and entitled to vote may, by majority vote, adjourn the Special Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given other than an announcement at the Special Meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on any proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.
Proxy Solicitation and Expenses of Proxy
The Board is conducting the solicitation of proxies for use at the Special Meeting principally through the delivery by mail, e-mail or via the Internet, of this proxy statement and accompanying proxy cards. In addition to the solicitation through the mail, proxies may be solicited by officers, employees and agents of the Registrants. In addition, Federated Shareholder Services Company, an affiliate of the Funds' Advisers, has entered into a contract with Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717 (“Broadridge”), pursuant to which Broadridge will provide certain project management, tabulation, and internet and telephonic voting services in addition to mailing the proxy materials. The fees to be paid to Broadridge under the contract are estimated to be $2.8 million in the aggregate. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. The cost of the proxy and the solicitation will be borne by the Funds. Certain expenses, such as printing and mailing, will be allocated to the Funds based upon the actual costs incurred by each Fund, other expenses, such as tabulation, solicitation and similar expenses, will be allocated based on the number of shareholder accounts within each Fund, while expenses such as legal fees will be divided evenly among the Funds. It is possible that based upon a Fund's current fee waivers that the Fund's Advisers and their affiliates will ultimately bear some or all of these expenses for a particular Fund.
How to Obtain More Information About The Funds
Each Fund has previously sent its most recent prospectus, annual report and semi-annual report to its shareholders. A copy of the current prospectus, annual and semi-annual reports and Statement of Additional Information may be obtained at no cost through FederatedInvestors.com; by writing to the Fund at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or by calling 1-800-341-7400. Please note that the prospectuses, Statements of Additional Information and shareholder reports for the following Registrants and their Funds are not available on FederatedInvestors.com: Federated Core Trust, Federated Core Trust II, L.P., Federated Core Trust III and Federated Managed Pool Series but will be provided promptly upon a request made by mail or telephone.
THE BOARDS RECOMMEND THAT SHAREHOLDERS VOTE TO ELECT AS DIRECTORS
THE PROPOSED NOMINEES FOR ELECTION TO THE BOARDS
SHAREHOLDER PROPOSALS
The Registrants are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to: 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, so that they are received within a reasonable time before any such meeting.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Registrants.
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN
THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE,
WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Boards,
John W. McGonigle
Secretary
Date: September 9, 2013

PROXY STATEMENT
INVESTMENT ADVISERS OF THE FUNDS
Federated Equity Management Company of Pennsylvania
Federated Investment Counseling
Federated Investment Management Company
Passport Research, Ltd.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Federated Global Investment Management Corp.
450 Lexington Avenue
Suite 3700
New York, NY 10017-3943
Federated MDTA LLC
125 High Street
Oliver Street Tower, 21st Floor
Boston, MA 02110
DISTRIBUTOR OF THE FUNDS
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
ADMINISTRATOR OF THE FUNDS
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

EXHIBIT A – NOMINATING COMMITTEE CHARTER
FEDERATED FUNDS
The Nominating Committee (the “Committee”) of each fund which adopts this charter (the “Fund”) shall be composed solely of Directors or Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and who are “independent” as defined in the New York Stock Exchange Listing Standards (individually, an “Independent Trustee” and collectively the “Independent Trustees”). The Board of the Fund shall appoint the members of the Committee and, unless otherwise determined by the Board, the members of the Nominating Committee shall consist of all Independent Trustees. Unless otherwise determined by the Committee, the Chairman of the Independent Trustees shall serve as chair of the Committee.
Meetings. Meetings of the Committee shall be held at such times and places as determined from time to time by the Chair of the Committee, but not less frequently than annually. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone and may act by unanimous written consent. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business.
Responsibilities. The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, which nominees shall be presented to the Board for election, or nomination for election by shareholders, as the case may be. The Committee will consider recommendations from Independent Trustees, officers or employees of any of the Fund's agents or service providers, counsel to the Fund or shareholders of the Fund. Any person wishing to recommend an individual for consideration should address such request to the Secretary of the Fund and include detailed information concerning the candidate's qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. These factors ordinarily will include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board Responsibilities.
Miscellaneous. The Committee shall have the power, in its discretion, to (a) retain and compensate search firms; (b) approve the compensation of members of the Committee; and (c) engage and compensate such other advisers as it deems appropriate.
A-1

EXHIBIT B – TOTAL BENEFICIAL SHARES OUTSTANDING AS OF AUGUST 29, 2013
REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST
Cash Trust Series, Inc.
Federated Government Cash Series	2,499,391,867.61
Federated Municipal Cash Series	344,124,238.17
Federated Prime Cash Series	2,997,217,336.29
Federated Treasury Cash Series	2,418,121,805.86
Cash Trust Series II
Federated Treasury Cash Series II
Cash II Shares	39,347,472.71
Edward Jones Money Market Fund
Investment Shares	11,459,374,472.00
Retirement Shares	3,247,027,407.00
Federated Adjustable Rate Securities Fund
Institutional Shares	82,417,222.30
Service Shares	7,379,077.46
Federated Core Trust
Federated Bank Loan Core Fund	32,522,401.28
Federated Inflation-Protected Securities Core Fund	6,061,845.70
Federated Mortgage Core Portfolio	167,683,777.85
High Yield Bond Portfolio	365,135,469.65
Federated Core Trust II, L.P.
Emerging Markets Fixed Income Core Fund	24,389,155.84
Federated Core Trust III
Federated and Project Trade Finance Core Fund	38,110,650.14
Federated Equity Funds
Federated Absolute Return Fund
Class A Shares	12,381,173.41
Class B Shares	2,030,250.83
Class C Shares	10,022,093.82
Institutional Shares	3,182,457.86
Federated Clover Small Value Fund
Class A Shares	6,012,139.69
Class C Shares	871,411.25
Class R Shares	338,632.77
Institutional Shares	13,676,528.97
Federated Clover Value Fund
Class A Shares	34,247,813.47
Class B Shares	1,754,142.70
Class C Shares	2,134,118.51
Class R Shares	1,252,208.46
Institutional Shares	10,467,628.04
Federated Global Equity Fund
Institutional Shares	1,023,893.22
Federated InterContinental Fund
Class A Shares	5,409,785.26
Class B Shares	185,996.44
Class C Shares	843,791.88
Class R Shares	104,715.66
Class R6 Shares	1.96
Institutional Shares	5,339,448.69

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST
Federated International Strategic Value Dividend Fund
Class A Shares	55,592,032.92
Class C Shares	15,302,742.45
Institutional Shares	65,834,320.05
Federated Kaufmann Fund
Class A Shares	236,753,343.38
Class B Shares	27,579,047.05
Class C Shares	72,521,618.08
Class R Shares	517,166,711.37
Federated Kaufmann Large Cap Fund
Class A Shares	20,544,245.58
Class C Shares	10,268,946.60
Class R Shares	906,179.80
Institutional Shares	18,861,263.23
Federated Kaufmann Small Cap Fund
Class A Shares	16,505,367.62
Class B Shares	1,384,069.58
Class C Shares	6,566,458.45
Class R Shares	1,218,691.98
Federated MDT Mid Cap Growth Strategies Fund
Class A Shares	5,562,335.04
Class B Shares	109,225.82
Class C Shares	297,538.71
Class R Shares	96,097.65
Institutional Shares	2,031,365.46
Federated Prudent Bear Fund
Class A Shares	111,646,876.56
Class C Shares	25,124,792.12
Institutional Shares	102,786,043.72
Federated Strategic Value Dividend Fund
Class A Shares	328,778,234.77
Class C Shares	171,386,834.23
Institutional Shares	851,525,945.30
Federated Equity Income Fund, Inc.
Class A Shares	47,207,915.44
Class B Shares	3,036,028.18
Class C Shares	4,935,091.89
Class F Shares	1,689,200.73
Class R Shares	1,031,219.22
Institutional Shares	7,377,547.52
Federated Fixed Income Securities, Inc.
Federated Municipal Ultrashort Fund
Class A Shares	179,540,047.42
Institutional Shares	179,320,719.12
Federated Strategic Income Fund
Class A Shares	77,078,959.14
Class B Shares	12,024,850.67
Class C Shares	30,915,301.33
Class F Shares	10,107,928.72
Institutional Shares	19,235,245.03

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST
Federated GNMA Trust
Institutional Shares	32,501,033.64
Service Shares	4,325,154.28
Federated Global Allocation Fund
Class A Shares	9,121,014.02
Class B Shares	1,459,885.50
Class C Shares	3,398,428.80
Class R Shares	3,205,503.94
Institutional Shares	2,133,665.41
Federated Government Income Securities, Inc.
Class A Shares	6,171,882.40
Class B Shares	608,129.26
Class C Shares	1,277,785.36
Class F Shares	25,425,856.98
Federated High Income Bond Fund, Inc.
Class A Shares	114,004,264.84
Class B Shares	9,168,904.19
Class C Shares	27,193,341.00
Federated High Yield Trust
Institutional Shares	335,913.56
Service Shares	65,849,172.06
Federated Income Securities Trust
Federated Capital Income Fund
Class A Shares	45,625,286.93
Class B Shares	5,912,290.24
Class C Shares	28,614,947.41
Class F Shares	13,406,051.31
Class R Shares	12.48
Institutional Shares	11,075,757.18
Federated Floating Rate Strategic Income Fund
Class A Shares	15,764,398.02
Institutional Shares	14,350,293.98
Federated Fund for U.S. Government Securities
Class A Shares	57,063,377.54
Class B Shares	2,310,828.48
Class C Shares	6,141,031.01
Federated Intermediate Corporate Bond Fund
Institutional Shares	19,680,709.00
Service Shares	3,733,056.84
Federated Muni and Stock Advantage Fund
Class A Shares	30,281,713.69
Class B Shares	2,470,784.06
Class C Shares	11,290,986.08
Class F Shares	5,420,492.84
Institutional Shares	3,271,582.73
Federated Prudent DollarBear Fund
Class A Shares	10,379,913.55
Class C Shares	1,178,339.20
Institutional Shares	1,854,221.16

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST
Federated Real Return Bond Fund
Class A Shares	2,581,394.95
Class C Shares	1,192,182.79
Institutional Shares	2,197,053.65
Federated Short-Term Income Fund
Class A Shares	14,258,803.64
Class Y Shares	45,437,362.57
Institutional Shares	84,173,134.46
Service Shares	22,251,940.69
Federated Unconstrained Bond Fund
Class A Shares	1,504,854.64
Institutional Shares	1,262,626.92
Federated Income Trust
Institutional Shares	38,259,373.43
Service Shares	2,835,983.73
Federated Index Trust
Federated Max-Cap Index Fund
Class C Shares	2,277,446.99
Class R Shares	2,957,426.03
Institutional Shares	15,359,968.67
Service Shares	15,597,175.56
Federated Mid-Cap Index Fund
Institutional Shares	3,678,347.05
Service Shares	33,053,116.06
Federated Institutional Trust
Federated Government Ultrashort Duration Fund
Class A Shares	2,824,589.28
Institutional Shares	73,350,298.20
Service Shares	60,209,619.31
Federated Institutional High Yield Bond Fund
Institutional Shares	266,379,673.78
Federated Intermediate Government/Corporate Fund
Institutional Shares	10,304,742.81
Service Shares	3,369,435.02
Federated Insurance Series
Federated Fund for U.S. Government Securities II	19,465,083.89
Federated High Income Bond Fund II
Primary Shares	31,468,109.85
Service Shares	9,657,015.76
Federated Kaufmann Fund II
Primary Shares	2,880,830.44
Service Shares	3,592,637.61
Federated Managed Tail Risk Fund II
Primary Shares	24,874,693.46
Service Shares	635,556.69
Federated Managed Volatility Fund II	33,764,873.02
Federated Prime Money Fund II	163,425,497.99
Federated Quality Bond Fund II
Primary Shares	20,908,021.79
Service Shares	3,598,992.63

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST
Federated Intermediate Government Fund, Inc.
Institutional Shares	796,377.36
Service Shares	2,108,493.93
Federated International Series, Inc.
Federated International Bond Fund
Class A Shares	4,821,599.34
Class B Shares	215,482,12
Class C Shares	907,346.22
Federated Investment Series Funds, Inc.
Federated Bond Fund
Class A Shares	101,809,994.97
Class B Shares	6,391,283.49
Class C Shares	15,853,387.75
Class F Shares	22,215,546.83
Institutional Shares	21,474,617.92
Federated MDT Series
Federated MDT All Cap Core Fund
Class A Shares	1,957,801.31
Class C Shares	1,688,493.04
Class R Shares	237,423.77
Institutional Shares	2,305,310.07
Federated MDT Balanced Fund
Class A Shares	3,493,072.12
Class C Shares	2,509,327.67
Class R Shares	28,928.28
Institutional Shares	3,210,267.33
Federated MDT Large Cap Growth Fund
Class A Shares	3,643,732.02
Class B Shares	597,210.17
Class C Shares	776,108.59
Institutional Shares	382,244.34
Federated MDT Small Cap Core Fund
Class A Shares	273,718.76
Class C Shares	253,710.30
Institutional Shares	1,000,825.90
Federated MDT Small Cap Growth Fund
Class A Shares	1,837,530.53
Class B Shares	128,819.21
Class C Shares	327,369.51
Institutional Shares	1,881,353.39
Federated MDT Stock Trust
Institutional Shares	1,356,740.38
Service Shares	8,180,599.01
Federated Managed Pool Series
Federated Corporate Bond Strategy Portfolio	4,696,055.81
Federated High-Yield Strategy Portfolio	1,541,464.23
Federated International Bond Strategy Portfolio	462,678.75
Federated Mortgage Strategy Portfolio	5,187,724.45

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST
Federated Municipal Securities Fund, Inc.
Class A Shares	38,036,295.29
Class B Shares	923,226.02
Class C Shares	2,271,018.96
Class F Shares	1,990,567.01
Federated Municipal Securities Income Trust
Federated Michigan Intermediate Municipal Trust
Class A Shares	11,161,649.19
Federated Municipal High Yield Advantage Fund
Class A Shares	26,605,993.30
Class B Shares	1,941,372.49
Class C Shares	6,528,012.35
Class F Shares	22,069,715.87
Institutional Shares	299,183.36
Federated New York Municipal Income Fund
Class A Shares	2,797,998.64
Class B Shares	267,041.67
Federated Ohio Municipal Income Fund
Class A Shares	4,251,145.32
Class F Shares	11,093,021.75
Federated Pennsylvania Municipal Income Fund
Class A Shares	22,456,638.70
Class B Shares	372,367.36
Federated Short-Intermediate Duration Municipal Trust
Class A Shares	47,695,645.47
Institutional Shares	50,954,513.72
Service Shares	3,673,925.48
Federated Total Return Government Bond Fund
Institutional Shares	63,515,329.13
Service Shares	14,135,279.20
Federated Total Return Series, Inc.
Federated Mortgage Fund
Institutional Shares	18,978,685.58
Service Shares	4,243,037.82
Federated Total Return Bond Fund
Class A Shares	62,511,575.94
Class B Shares	2,987,499.91
Class C Shares	12,812,385.76
Class R Shares	8,226,812.60
Institutional Shares	357,143,884.49
Service Shares	80,088,010.74
Federated Ultrashort Bond Fund
Class A Shares	63,864,424.93
Institutional Shares	193,175,528.77
Service Shares	16,553,572.74
Federated U.S. Government Securities Fund: 1-3 Years
Class Y Shares	19,841,888.82
Institutional Shares	13,556,977.23
Service Shares	3,272,760.62

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST
Federated U.S. Government Securities Fund: 2-5 Years
Class R Shares	1,625,624.14
Institutional Shares	45,357,981.69
Service Shares	7,295,394.27
Federated World Investment Series, Inc.
Federated Emerging Market Debt Fund
Class A Shares	10,542,787.48
Class B Shares	1,076,415.47
Class C Shares	3,499,199.44
Institutional Shares	3,765,970.07
Federated International Leaders Fund
Class A Shares	12,129,409.99
Class B Shares	706,701.87
Class C Shares	1,420,914.71
Class R Shares	3.69
Class R6 Shares	3.30
Institutional Shares	9,448,110.48
Federated International Small-Mid Company Fund
Class A Shares	3,333,251.79
Class B Shares	180,434.92
Class C Shares	672,440.44
Institutional Shares	558,675.17
Intermediate Municipal Trust
Federated Intermediate Municipal Trust
Class Y Shares	707,355.29
Institutional Shares	8,977,772.51

EXHIBIT C – QUORUM AND VOTING REQUIREMENTS OF THE REGISTRANTS
REGISTRANT	QUORUM	VOTE REQUIRED TO ELECT DIRECTORS
Cash Trust Series II
Federated Adjustable Rate Securities Fund
Federated Income Securities Trust
Federated Insurance Series
Federated Municipal Securities Income Trust
Federated U.S. Government Securities Fund: 1-3 Years	More than 50% of Outstanding Shares of each Registrant	Plurality
Cash Trust Series, Inc.
Edward Jones Money Market Fund
Federated Core Trust
Federated Core Trust II, L.P.
Federated Core Trust III
Federated Global Allocation Fund
Federated High Yield Trust
Federated Managed Pool Series
Federated MDT Series
Federated Total Return Government Bond Fund	1/3 of Outstanding Shares of each Registrant	Plurality
Federated Equity Funds
Federated GNMA Trust
Federated Income Trust
Federated Index Trust
Federated Institutional Trust
Federated MDT Stock Trust
Federated Short-Intermediate Duration Municipal Trust
Intermediate Municipal Trust	1/4 of Outstanding Shares of each Registrant	Plurality
Federated Equity Income Fund, Inc.
Federated Fixed Income Securities, Inc.
Federated High Income Bond Fund, Inc.
Federated Intermediate Government Fund, Inc.
Federated International Series, Inc.
Federated Investment Series Funds, Inc.
Federated Municipal Securities Fund, Inc.
Federated Total Return Series, Inc.
Federated World Investment Series, Inc.	1/3 of Outstanding Shares of each Registrant	Majority
Federated Government Income Securities, Inc.	All Shareholders entitled to cast a majority in number of votes	Majority
Federated U.S. Government Securities Fund: 2-5 Years	More than 1/4 of Outstanding Shares	Plurality
C-1

EXHIBIT D – INFORMATION ABOUT THE NOMINEES, DIRECTORS AND OFFICERS OF THE REGISTRANTS
nominees standing for election TO THE REGISTRANTS' BOARD
Following is information about the nominees standing for election. For each nominee, their address is 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. Each nominee, if elected by shareholders, will oversee 124 Funds that comprise the entire Federated Family of Funds. As of August 29, 2013, no Independent Nominee owns beneficially or of record any securities issued by (1) the investment adviser or principal underwriter of the Registrants, or (2) any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.
INTERESTED DIRECTOR NOMINEE
Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Registrants Currently Serving as Director	Registrants for which Nominee is Standing for Election as Director
J. Christopher Donahue*
Birth Date: April 11, 1949
* Family relationships and reasons for “interested” status: J. Christopher Donahue is the son of John F. Donahue. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.	Interested Director and President	Principal Occupations: Principal Executive Officer and President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		Qualifications: Legal, business management, mutual fund and director experience.	All except Federated U.S. Government Securities Fund: 2-5 Years	Federated U.S. Government Securities Fund: 2-5 Years
INDEPENDENT DIRECTOR NOMINEES
Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Registrants Currently Serving as Director	Registrants for which Nominee is Standing for Election as Director
John T. Collins Birth Date: January 24, 1947	Independent Director	Principal Occupations: Director or Trustee of certain Funds in the Federated Fund Complex; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Director, National Association of Printers and Lithographers.
Previous Position: Director and Audit Committee Member, Bank of America Corp.
		Qualifications: Business management and director experience.	Federated Core Trust III, Federated Short-Intermediate Duration Municipal Trust, Intermediate Municipal Trust and Money Market Obligations Trust	All Registrants

Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Registrants Currently Serving as Director	Registrants for which Nominee is Standing for Election as Director
Maureen Lally-Green Birth Date: July 5, 1949	Independent Director	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, and Associate General Secretary, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law
Other Directorships Held: Director, Auberle; Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh; Chair and Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Our Campaign for the Church Alive, Inc.
Previous Position: Pennsylvania Superior Court Judge
		Qualifications: Legal and director experience.	All except Federated U.S. Government Securities Fund: 2-5 Years	All Registrants except Federated Core Trust III
Thomas M. O'Neill Birth Date: June 14, 1951	Independent Director	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aletus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
		Qualifications: Business management, mutual fund, director and investment experience.	All Registrants	All Registrants except Federated Core Trust III, Federated Short-Intermediate Municipal Trust, and Intermediate Municipal Trust
P. Jerome Richey Birth Date: February 23, 1949	Independent Director	Principal Occupations: Director or Trustee of certain Funds in the Federated Fund Complex; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh; Board Member, Energy & Mineral Law Foundation.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC.
		Qualifications: Business management, legal and director experience.	Federated Core Trust III, Federated Short-Intermediate Duration Municipal Trust, Federated U.S. Government Securities Fund: 2-5 Years, Intermediate Municipal Trust and Money Market Obligations Trust	All Registrants

Other Directors of the Registrants' BOARD NOT STANDING FOR ELECTION
Following is information about the other Directors of the Registrants currently serving and who are not standing for election. For each Director, their address is 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. Each Director currently oversees 137 Funds that comprise the Registrants. J. Christopher Donahue oversees 136 Funds. As of August 29, 2013, no Independent Director owns beneficially or of record any securities issued by (1) the investment adviser or principal underwriter of the Registrants, or (2) any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.
INTERESTED DIRECTOR
Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Registrants Currently Serving as Director
John F. Donahue*
Birth Date: July 28, 1924
* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.	Interested Director	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.
		Qualifications: Legal, business management, mutual fund and director experience.	All Registrants
INDEPENDENT DIRECTORS
Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Registrants Currently Serving as Director
Peter E. Madden Birth Date: March 16, 1942	Independent Director	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
		Qualifications: Business management, mutual fund services and director experience.	All Registrants
Charles F. Mansfield, Jr. Birth Date: April 10, 1945	Independent Director	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		Qualifications: Banking, business management, education and director experience.	All Registrants

Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Registrants Currently Serving as Director
John S. Walsh Birth Date: November 28, 1957	Independent Director	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
		Qualifications: Business management and director experience.	All Registrants
Executive Officers Of the Registrants
Following is information about the Executive Officers of the Registrants. Note that positions with the Registrants can be found in the Service Dates table below. Unless otherwise indicated, the address for each Officer is 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222. Officers do not receive any compensation from the Registrants.
Name Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years and Previous Positions
John W. McGonigle Birth Date: October 26, 1938	Executive Vice President and Secretary	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Director, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler, CPA Birth Date: January 6, 1967	Treasurer	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
John B. Fisher Birth Date: May 16, 1956	President	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Director of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.
Richard B. Fisher Birth Date: May 17, 1923	Chairman, Vice President	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Director of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947	Senior Vice President and Chief Compliance Officer	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years and Previous Positions
Peter J. Germain Birth Date: September 3, 1959	Chief Legal Officer	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Complex. He is General Counsel and Vice President, Federated Investors, Inc; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Todd A. Abraham Birth Date: February 10, 1966	Vice President	Principal Occupations: Todd A. Abraham is a Portfolio Manager and Vice President Mr. Abraham has been a Portfolio Manager since 1995. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President of the Fund's Adviser from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992-1993. Mr. Abrahamhas received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from Loyola College.
J. Scott Albrecht Birth Date: June 1, 1960	Vice President	Principal Occupations: J. Scott Albrecht is a portfolio manager and Vice President. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht has received the Chartered Financial Analyst designation and holds an M.S. in Public Management from Carnegie Mellon University.
Lawrence Auriana Birth Date: January 8, 1944 140 East 45th Street New York, NY 10017	Vice President	Principal Occupations: Lawrence Auriana is a portfolio manager and Vice President. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943	Chief Investment Officer	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Randall S. Bauer Birth Date: November 16, 1957	Vice President	Principal Occupations: Randall S. Bauer is a portfolio manager and Vice President. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager and a Vice President of the Fund's Adviser since 1994, and a Senior Vice President of the Fund's Adviser since January 2007. Mr. Bauer has received the Chartered Financial Analyst designation and an M.B.A. in Finance from the Pennsylvania State University.
Walter C. Bean Birth Date: June 22, 1945	Vice President	Principal Occupations: Walter C. Bean is a portfolio manager and Vice President. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Equity Income Management Team of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a B.S. in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean has received the Chartered Financial Analyst designation and has 43 years of investment experience.
Jerome Conner Birth Date: June 3, 1968	Vice President	Principal Occupations: Jerome Conner, CFA is a portfolio manager and Vice President. Mr. Conner joined Federated in 2002 as an Investment Analyst, responsible for research and competitive analysis in the domestic fixed income area concentrating on high-grade corporate and commercial mortgage-backed securities. He became an Assistant Vice President of the Fund's Adviser in 2004 and a Vice President and Senior Investment Analyst in 2007. Previous associations: Associate, Riggs Capital Partners; Associate, Allied Capital; Relationship Manager, Mellon Bank Corporate Banking Department; Officer, U.S. Marine Corps. B.S., U.S. Naval Academy; M.S., Boston University.

Name Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years and Previous Positions
Deborah A. Cunningham Birth Date: September 15, 1959	Chief Investment Officer	Principal Occupations: Deborah A. Cunningham is a portfolio manager and was named Chief Investment Officer of money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Lee R. Cunningham II Birth Date: August 26, 1964	Vice President	Principal Occupations: Lee R. Cunningham II is a portfolio manager and Vice President. He joined Federated in 1995 as an Investment Analyst and has been a Portfolio Manager since 1998. He was named an Assistant Vice President of the Fund's Adviser in January 1998 and became a Vice President of the Fund's Adviser in July 2000. From 1986 through 1994, Mr. Cunningham was a Project Engineer with Pennsylvania Power and Light Company. He received his M.B.A. with concentrations in Finance and Operations from the University of Pittsburgh.
Anthony Delserone Birth Date: July 2, 1960	Vice President	Principal Occupations: B. Anthony Delserone, Jr., is a portfolio manager and Vice President. Mr. Delserone joined Federated in 1998 and has been a Senior Portfolio Manager since 2002. In 1999, Mr. Delserone was a Portfolio Manager and a Vice President of the Fund's Adviser. From 1998 through 1999, Mr. Delserone was a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser. Mr. Delserone has received the Chartered Financial Analyst designation, a B.B.A. from The College of William and Mary in Virginia and an M.B.A. in Finance from the Sellinger School of Business, Loyola College of Maryland.
Bryan J. Dingle Birth Date: February 12, 1971	Vice President	Principal Occupations: Bryan J. Dingle is a portfolio manager and Vice President. Mr. Dingle joined Federated in 2006 as a Senior Investment Analyst and an Assistant Vice President of a Federated advisory subsidiary. He became a Vice President of the Fund's Adviser in 2008. From 1997 to 2006, he served as a Vice President and Senior Credit Analyst of Fixed Income Corporate Bond Research for MTB Investment Advisors, from 1995 to 1997 he was an Investment Officer and Junior Credit Analyst at MTB Investment Advisors and from 1994 to 1995 served as a Relationship Manager and Credit Analyst Trainee for M&T Bank. Mr. Dingle earned his B.S. at the University of Delaware and received his M.B.A. in Business and Management from the University of Maryland.
Mark E. Durbiano Birth Date: September 21, 1959	Vice President	Principal Occupations: Mark E. Durbiano is a portfolio manager and Vice President. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano has received the Chartered Financial Analyst designation and an M.B.A. in Finance from the University of Pittsburgh.
Donald T. Ellenberger Birth Date: July 24, 1958	Vice President	Principal Occupations: Donald T. Ellenberger is a portfolio manager and Vice President. He is a Senior Portfolio Manager and Head of Multi-Sector Strategies. He joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1997 through 2004. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.
John B. Fisher Birth Date: May 16, 1956	President	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
R. J. Gallo Birth Date: June 10, 1969	Vice President	Principal Occupations: R.J. Gallo is a Vice President, Senior Portfolio Manager and Head of the Municipal Bond Investment Group. Mr. Gallo joined Federated in 2000 as an Investment Analyst. He became a Senior Vice President of the Fund's Adviser in 2011. From 2005 to 2010 Mr. Gallo served as Vice President and from January 2002 through 2004 and as an Assistant Vice President of the Fund's Adviser. He has been a Portfolio Manager since December 2002. From 1996 to 2000, Mr. Gallo was a Financial Analyst and Trader at the Federal Reserve Bank of New York. Mr. Gallo has received the Chartered Financial Analyst designation and a Master's in Public Affairs with a concentration in Economics and Public Policy from Princeton University.

Name Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years and Previous Positions
Stephen K. Gutch Birth Date: May 22, 1968	Vice President	Principal Occupations: Stephen K. Gutch is a portfolio manager and Vice President. Mr. Gutch joined Federated in 2008 and is a Senior Vice President of the Fund's Adviser. Prior to joining Federated, Mr. Gutch was employed with Clover Capital Management, Inc. (“Clover”) where he served as Director of Research, overseeing the firm's portfolio management effort, and co-manager of Clover's small-cap value strategy. Prior to joining Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm's financial services hedge fund. Prior to this, Mr. Gutch managed the financial services portfolio of Fulcrum Investment Group, LLC in Chicago for five years. Mr. Gutch has received the Chartered Financial Analyst designation. He received his B.A. in Economics from the University of Rochester and his M.B.A. from the William E. Simon Graduate School of Business Administration from the University of Rochester.
Marc Halperin Birth Date: July 18, 1951 450 Lexington Avenue Suite 3700 New York, NY 10017-3943	Vice President	Principal Occupations: Marc Halperin is a portfolio manager and Vice President. Mr. Halperin joined the Fund's Adviser as a Vice President and Portfolio Manager in 1998. Previously, Mr. Halperin served as Associate Director/Portfolio Manager at UOB Asset Management from 1996 through 1998. From 1993 through 1995, Mr. Halperin was Vice President, Asian Equities, at Massachusetts Financial Services Co. Mr. Halperin earned his M.A. with a major in Municipal Finance from the University of Illinois.
Susan R. Hill Birth Date: June 20, 1963	Vice President	Principal Occupations: Susan R. Hill is a portfolio manager and Vice President. Ms. Hill joined Federated in 1990 and has been a Senior Portfolio Manager since 2003 and a Senior Vice President of the Fund's Adviser since 2005. Ms. Hill was a Portfolio Manager from 1994 until 2003 and served as Vice President of the Fund's Adviser from 1997 until 2004 and an Assistant Vice President of the Fund's Adviser from 1994 until 1997. Ms. Hill has received the Chartered Financial Analyst designation and holds an M.S. in Industrial Administration from Carnegie Mellon University.
Audrey H. Kaplan Birth Date: February 20, 1967	Vice President	Principal Occupations: Audrey H. Kaplan is a portfolio manager and Vice President. Prior to joining Federated, Ms. Kaplan was employed with Rochdale Investment Management LLC where she served as a Portfolio Manager for several portfolios including the Rochdale Investment Trust Atlas Portfolio and Senior Vice President in Quantitative Research from February 2004 to August 2007. Prior to joining Rochdale, Ms. Kaplan was a Hedge Fund Consultant at BlueCrest Capital Management from December 2002 to December 2003, Vice President and European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager of Global Emerging Markets Research with Robert Fleming & Co., Ltd from February 1998 to December 1999. Ms. Kaplan has 24 years of experience in quantitative analysis, portfolio strategy and research. Ms. Kaplan earned her B.S. in Computer and Systems Engineering from Rensselear Polytechnic Institute and her Masters in Finance from London Business School.
Matthew P. Kaufler Birth Date: March 26, 1962	Vice President	Principal Occupations: Matthew P. Kaufler is a portfolio manager and Vice President. Mr. Kaufler joined Federated in 2008. Prior to joining Federated, Mr. Kaufler was employed with Clover Capital Management, Inc. (“Clover”), where he co-managed Clover's all-cap value investment strategy. He joined Clover in 1991 and was a senior member of Clover's research team. Mr. Kaufler also worked in the trust investment division at Chase Manhattan Bank and in the brokerage industry prior to his employment with Clover. Mr. Kaufler has received the Chartered Financial Analyst designation. He received his B.S. in Business from the New York Institute of technology and his M.B.A. from the Rochester Institute of Technology. Mr. Kaufler is the recipient of the Financial Executives Institute award for academic excellence.
J. Andrew Kirschler Birth Date: May 23, 1968	Vice President	Principal Occupations: J. Andrew Kirschler is a portfolio manager and Vice President. ]Mr. Kirschler joined Federated in 1990 in the Internal Sales department. In 1994 he was an Assistant Trader, in 1996 a Trader and in 2003 a Senior Trader on the fixed income desk concentrating on government securities. Mr. Kirschler became a Senior Investment Analyst in 2013. In 2000 he was appointed Asst. Vice President and in 2003 appointed Vice President of a Federated advisory subsidiary. Mr. Kirschler received his M.B.A from the University of Pittsburgh.
Jeff A. Kozemchak Birth Date: January 15, 1960	Vice President	Principal Occupations: Jeff A. Kozemchak is a portfolio manager and Vice President. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak has received the Chartered Financial Analyst designation and holds an M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Name Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years and Previous Positions
Daniel Mahr Birth Date: April 9, 1981 125 High Street Oliver Tower 21st Floor Boston, MA 02110-2704	Vice President	Principal Occupations: Daniel Mahr is a portfolio manager and Vice President. Mr. Mahr joined the MDT Advisers Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. Mr. Mahr received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.
Chris McGinley Birth Date: July 28, 1978	Vice President	Principal Occupations: Chris McGinley is a portfolio manager and Vice President. Mr. McGinley joined Federated in 2004 as an associate research analyst in the international fixed-income department. He became an Assistant Vice President of the Fund's Adviser in 2005. Mr. McGinley worked in Senator Rick Santorum's office in 2001 and from 2002 to 2004 he served as Legislative Correspondent for Senator Santorum. Mr. McGinley earned his B.S. and received his M.P.I.A. from the University of Pittsburgh.
Dana L. Meissner Birth Date: November 12, 1968	Vice President	Principal Occupations: Dana L. Meissner is a portfolio manager and Vice President. Mr. Meissner, a Vice President of a Federated advisory subsidiary, joined Federated in May 2000 as an investment analyst and became senior investment analyst and assistant vice president in 2003. Mr. Meissner has received the Chartered Financial Analyst designation and is a member of the CFA Society of Pittsburgh. He received his MSIA from Carnegie Mellon University and M.S. and B.S. in Engineering from the University of Toledo.
Ian L. Miller Birth Date: August 31, 1972	Vice President	Principal Occupations: Ian L. Miller is a portfolio manager and Vice President. Mr. Miller joined Federated in January 2006 as a Quantitative Analyst. Mr. Miller earned a B.S. in Molecular Biology from Clarion University and an M.S. in Biotechnology from The Johns Hopkins University.
John L. Nichol Birth Date: May 21, 1963	Vice President	Principal Occupations: John L. Nichol is a portfolio manager and Vice President. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in January 2004. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol has received the Chartered Financial Analyst designation. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.
Douglas C. Noland Birth Date: December 2, 1962	Vice President	Principal Occupations: Douglas C. Noland is a portfolio manager and Vice President. Mr. Noland joined Federated in December 2008 and was named a Senior Vice President of the Fund's Adviser in December 2008. Prior to joining Federated, Mr. Noland was employed with David Tice & Associates, Inc. where he served as an Assistant Portfolio Manager and strategist of Prudent Bear Fund and Prudent Global Income Fund from January 1999. From 1990 through 1998, Mr. Noland worked as a trader, portfolio manager and analyst for short-biased hedge funds including G.W. Ringoen & Associates from January 1990 to September 1996, Fleckenstein Capital from September 1996 to March 1997 and East Shore Partners, Inc. from October 1997 to December 1998. Mr. Noland earned a B.S. in Accounting and Finance from the University of Oregon and a M.B.A. from Indiana University.
Mary Jo Ochson Birth Date: September 12, 1953	Chief Investment Officer, Vice President	Principal Occupations: Mary Jo Ochson is a portfolio manager and Vice President. Ms. Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004 and Chief Investment Officer of Tax-Free Money Markets in 2010. She joined Federated in 1982 and has been a Senior Portfolio Manager since 1996. Ms. Ochson has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from the University of Pittsburgh.
Liam O'Connell Birth Date: October 17, 1976	Vice President	Principal Occupations: Liam O'Connell is a portfolio manager and Vice President. Mr. O'Connell joined Federated in September 2003 as an Investment Analyst of the Fund's Adviser. He was named an Assistant Vice President of the Adviser in January 2005 and in 2013 was named Vice President of the Adviser. From 2001 to 2003, Mr. O'Connell attended MIT's Sloan School of Management, receiving his M.B.A. Mr. O'Connell served as an engineer with the Naval Surface Warfare Center from 1998 to 2001. Mr. O'Connell also holds a B.S. in Naval Architecture and Marine Engineering from the Webb Institute of Naval Architecture and an M.S. from the Johns Hopkins University.

Name Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years and Previous Positions
Philip Orlando Birth Date: June 22, 1958 450 Lexington Avenue Suite 3700 New York, NY 10017-3943	Vice President	Principal Occupations: Philip Orlando is a portfolio manager and Vice President and is responsible for the asset allocation and equity security selection of the Fund. Mr. Orlando joined the Fund's Adviser in March 2003 as a Senior Vice President and Senior Portfolio Manager and currently serves as Chief Equity Market Strategist. From November 1995 to March 2003, Mr. Orlando was the Chief Investment Officer and Senior Equity Portfolio Manager at Value Line Asset Management. Mr. Orlando has received the Chartered Financial Analyst designation and earned his B.A. in Journalism and M.B.A. with a concentration in Economics from New York University.
Robert J. Ostrowski Birth Date: April 26, 1963	Chief Investment Officer	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser/Sub-Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser/Sub-Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Ihab Salib Birth Date: December 14, 1964	Vice President	Principal Occupations: Ihab Salib is a portfolio manager and Vice President. Mr. Salib joined Federated in April 1999 as a Senior Fixed-Income Trader/Assistant Vice President of the Fund's Adviser. In July 2000, he was named a Vice President of the Fund's Adviser and in January 2007 he was named a Senior Vice President of the Fund's Adviser. He has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.
John F. Sherman Birth Date: August 28, 1967 125 High Street Oliver Tower 21st Floor Boston, MA 02110-2704	Vice President	Principal Occupations: John Sherman is a portfolio manager and Vice President. Mr. Sherman joined MDT Advisers Investment Team in 2000. He is Vice President of the Trust with respect to the Fund. Mr. Sherman is a member of the CFA Institute and the Boston Security Analysts Society. He received a B.S.B.A. from North Adams State College and an M.B.A. from Boston University Graduate School of Management.
Michael W. Sirianni, Jr. Birth Date: April 29, 1965	Vice President	Principal Occupations: Michael W. Sirianni Jr. is a portfolio manager and Vice President. Mr. Sirianni joined Federated in 1988 and has been a Senior Portfolio Manager since September 2007 and Vice President of the Fund's Adviser since January 1999. Mr. Sirianni received his B.A. from Pennsylvania State University and M.B.A. from the University of Pittsburgh.
Christopher Smith Birth Date: August 25, 1954	Vice President	Principal Occupations: Christopher Smith is a portfolio manager and Vice President.. Mr. Smith joined Federated in 1995 and has been a Senior Portfolio Manager since 2006 and Senior Vice President of the Fund's Adviser since 2011. He was a Vice President of the Fund's Adviser from 1997 to 2011. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith has received the Chartered Financial Analyst designation. He received his M.A. in Economics and Finance from the University of Kentucky.
Hans P. Utsch Birth Date: July 3, 1936 140 East 45th Street New York, NY 10017	Vice President	Principal Occupations: Hans P. Utsch is a portfolio manager and Vice President. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.
Leonardo A. Vila Birth Date: March 21, 1961 450 Lexington Avenue Suite 3700 New York, NY 10017-3943	Vice President	Principal Occupations: Leonardo A. Vila is a portfolio manager and Vice President. Mr. Vila joined Federated in 1995 as a Quantitative Analyst and currently serves as Senior Vice President and Senior Portfolio Manager of the Fund's Adviser. Previously, Mr. Vila was an Equity Research Manager with the American Stock Exchange from 1994 to 1995. Mr. Vila earned his M.B.A. from St. John's University.
Steven J. Wagner Birth Date: July 23, 1967	Vice President	Principal Occupations: Steven J. Wagner is a portfolio manager and Vice President. Mr. Wagner joined Federated in 1997 as an analyst in the high yield area and has been Senior Investment Analyst and Vice President of the Fund's Adviser since 2003. Mr. Wagner received his B.S. from Boston College and his M.B.A. in Finance from the University of Pittsburgh.

Name Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years and Previous Positions
Mark Weiss Birth Date: January 8, 1972	Vice President	Principal Occupations: Mark Weiss is a portfolio manager and Vice President. Mr. Weiss joined Federated in 1994 and has been a Vice President of the Fund's Adviser and a Senior Investment Analyst since January 2007. He is responsible for portfolio management and investment research in the fixed-income area concentrating on taxable money market instruments. Mr. Weiss has received the Chartered Financial Analyst designation and holds a B.A. and M.B.A. in Finance from the University of Pittsburgh.
Paige M. Wilhelm Birth Date: May 28, 1962	Vice President	Principal Occupations: Paige M. Wilhelm is a portfolio manager and Vice President. Ms. Wilhelm joined Federated in 1985 and has been a Sr. Vice President of the Fund's Adviser since January 2006 and a Senior Portfolio Manager since January 2004. She is responsible for portfolio management and research in the fixed-income area concentrating on taxable money market instruments. Previous associations include Senior Credit Analyst, Federated Investors; Performance Analysis Supervisor; Performance Analyst, Federated Investment Counseling. Ms. Wilhelm is a member of the CFA Society of Pittsburgh and received her B.S. from Indiana University and her M.B.A. from Duquesne University.
Directors and Officers - Appointment and Effective Dates of Service
REGISTRANT/FUNDS	DIRECTOR INFORMATION:		OFFICER INFORMATION:
	Trustees / Directors	Date Effective	Title	Name	Date Effective
CASH TRUST SERIES, INC.	Donahue, John F.	5/16/89	Vice Chairman:	Fisher, Richard B.	8/23/02
Federated Government Cash Series	Donahue, J. Christopher	5/16/89	President:	Donahue, J. Christopher	8/23/02
Federated Municipal Cash Series	Lally-Green, Maureen	8/1/09	Chief Investment Officers:	Cunningham, Deborah A. (all funds)	5/14/04
Federated Prime Cash Series	Madden, Peter E.	8/21/91		Ochson, Mary Jo (MCS)	6/1/12
Federated Treasury Cash Series	Mansfield, Charles F. Jr.	1/1/99	Chief Legal Officer:	Germain, Peter J.	1/1/05
	O'Neill, Thomas M.	10/1/06	Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Walsh, John S.	1/1/99	Exec. Vice President:	McGonigle, John W.	6/1/95
			Sr. Vice President:	Bouda, Brian P.	12/16/05
			Vice Presidents:	Hill, Susan (GCS, TCS)	6/1/12
				Ochson, [Mary Jo (MCS)	11/19/98
				Weiss, Mark (PCS)	8/16/13
				Wilhelm, Paige (PCS)	6/1/12
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	5/19/89

CASH TRUST SERIES II	Donahue, John F.	11/14/90	Vice Chairman:	Fisher, Richard B.	8/23/02
Federated Treasury Cash Series II	Donahue, J. Christopher	11/14/90	President:	Donahue, J. Christopher	8/23/02
	Lally-Green, Maureen	8/1/09	Chief Investment Officer:	Cunningham, Deborah A.	5/14/04
	Madden, Peter E.	8/21/91	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Mansfield, Charles F. Jr.	6/28/99	Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	O'Neill, Thomas M.	10/1/06	Exec. Vice President:	McGonigle, John W.	6/1/95
	Walsh, John S.	6/28/99	Sr. Vice President:	Bouda, Brian P.	1/1/06
			Vice Presidents:	Cunningham, Deborah A.	2/11/10

REGISTRANT/FUNDS	DIRECTOR INFORMATION:		OFFICER INFORMATION:
	Trustees / Directors	Date Effective	Title	Name	Date Effective
				Hill, Susan R.	8/13/09
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	11/15/90

EDWARD JONES MONEY MARKET FUND	Donahue, John F.	1/9/80	Vice Chairman:	Fisher, Richard B.	8/23/02
	Donahue, J. Christopher	11/17/98	President:	Donahue, J. Christopher	8/23/02
	Lally-Green, Maureen	8/1/09	Chief Investment Officer:	Cunningham, Deborah A.	5/14/04
	Madden, Peter E.	8/21/91	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Mansfield, Charles F. Jr.	11/17/98	Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	O'Neill, Thomas M.	10/1/06	Exec. Vice President:	McGonigle, John W.	6/1/95
	Walsh, John S.	11/17/98	Sr. Vice President:	Bouda, Brian P.	12/16/05
			Vice President:	Hill, Susan R.	11/19/98
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	1/10/80

FEDERATED ADJUSTABLE RATE SECURITIES FUND	Donahue, John F.		President:	Donahue, J. Christopher	8/15/00
	Donahue, J. Christopher		Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Madden, Peter E.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Mansfield, Charles F. Jr.		Exec. Vice President:	McGonigle, John W.	6/1/95
	O'Neill, Thomas M.		Sr. Vice President:	Bouda, Brian P.	1/1/06
	Walsh, John S.		Vice Presidents:	Abraham, Todd A.	11/19/98
				Fisher, Richard B.	5/23/85
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	5/23/85

FEDERATED CORE TRUST	Donahue, John F.		President:	Fisher, John B.	11/13/04
Federated Bank Loan Core Fund	Donahue, J. Christopher		Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
Federated Inflation-Protected Securities Core Fund	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
Federated Mortgage Core Portfolio	Madden, Peter E.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
High Yield Bond Portfolio	Mansfield, Charles F. Jr.		Exec. Vice President:	McGonigle, John W.	11/20/97
	O'Neill, Thomas M.		Sr. Vice President:	Bouda, Brian P.	1/1/06
	Walsh, John S.		Vice Presidents:	Abraham, Todd A. (MBCORE)	5/16/03
				Delserone, Anthony (BLCORE)	6/1/12

REGISTRANT/FUNDS	DIRECTOR INFORMATION:		OFFICER INFORMATION:
	Trustees / Directors	Date Effective	Title	Name	Date Effective
				Durbiano, Mark E. (BLCORE, HYCORE)	11/19/98
				Ellenberger, Donald (IPCORE)	6/1/12
				Fisher, Richard B.	11/20/97
				Kirschler, Andrew (IPCORE)	8/16/13
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	11/20/97

FEDERATED CORE TRUST II, L.P.	Donahue, John F.		Vice Chairman:	Fisher, Richard B.	8/23/02
Emerging Markets Fixed Income Core Fund	Donahue, J. Christopher		President:	Donahue, J. Christopher	11/14/00
	Lally-Green, Maureen	8/1/09	Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
	Madden, Peter E.		Chief Legal Officer:	Germain, Peter J.	1/1/05
	Mansfield, Charles F. Jr.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	O'Neill, Thomas M.		Exec. Vice President:	McGonigle, John W.	2/12/01
	Walsh, John S.		Sr. Vice President:	Bouda, Brian P.	1/1/06
			Vice Presidents:	Salib, Ihab L.	5/19/06
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	11/14/00

FEDERATED CORE TRUST III	Collins, John T.	9/1/13	Vice Chairman:	Fisher, Richard B.	2/13/08
Federated Project and Trade Finance Core Fund	Donahue, John F.		President:	Donahue, J. Christopher	2/13/08
	Donahue, J. Christopher		Chief Investment Officer:	Ostrowski, Robert J.	2/13/08
	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	2/13/08
	Madden, Peter E.		Chief Compliance Officer:	Bouda, Brian P.	2/13/08
	Mansfield, Charles F. Jr.		Exec. Vice President:	McGonigle, John W.	2/13/08
	O'Neill, Thomas M.		Sr. Vice President:	Bouda, Brian P.	2/13/08
	Richey, P. Jerome	9/1/13	Vice Presidents:	McGinley, Chris	6/1/12
	Walsh, John S.			Ostrowski, Robert J.	2/13/08
				Salib, Ihab	6/1/12
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	2/13/08

FEDERATED EQUITY FUNDS	Donahue, John F.		President:	Donahue, J. Christopher	8/15/00
Federated Absolute Return Fund	Donahue, J. Christopher		Chief Investment Officer:	Auth, Stephen F.	11/14/02
Federated Clover Small Value Fund	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05

REGISTRANT/FUNDS	DIRECTOR INFORMATION:		OFFICER INFORMATION:
	Trustees / Directors	Date Effective	Title	Name	Date Effective
Federated Clover Value Fund	Madden, Peter E.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
Federated Global Equity Fund	Mansfield, Charles F. Jr.		Exec. Vice President:	McGonigle, John W.	7/1/95
Federated InterContinental Fund	O'Neill, Thomas M.		Sr. Vice President:	Bouda, Brian P.	1/1/06
Federated International Strategic Value Dividend Fund	Walsh, John S.		Vice Presidents:	Fisher, Richard B.	4/17/87
Federated Kaufmann Fund				Auriana, Lawrence (FKAUF, FKLCF, FKSCF)	11/15/01
Federated Kaufmann Large Cap Fund				Bean, Walter C. (FISVF, FSVF)	11/16/06
Federated Kaufmann Small Cap Fund				Gutch, Stephen (FCSVF, FCVF)	2/17/11
Federated MDT Mid Cap Growth Strategies Fund				Kaplan, Audrey (FGLEF, FICF)	2/17/11
Federated Prudent Bear Fund				Mahr, Daniel (FMMGSF)	1/18/13
Federated Strategic Value Dividend Fund				Meisser, Dana (FARSF)	8/16/13
				Orlando, Philip (FMRF)	8/16/13
				Utsch, Hans P. (FKAUF, FKLCF, FKSCF)	11/15/01
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	4/17/84

FEDERATED EQUITY INCOME FUND, INC.	Donahue, John F.		Vice Chairman:	Fisher, Richard B.	8/23/02
	Donahue, J. Christopher		President:	Donahue, J. Christopher	8/23/02
	Lally-Green, Maureen	8/1/09	Chief Investment Officer:	Auth, Stephen F.	11/14/02
	Madden, Peter E.		Chief Legal Officer:	Germain, Peter J.	1/1/05
	Mansfield, Charles F. Jr.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	O'Neill, Thomas M.		Exec. Vice President:	McGonigle, John W.	6/1/95
	Walsh, John S.		Sr. Vice President:	Bouda, Brian P.	1/1/06
			Vice President:	Nichol, John L.	5/14/04
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	6/30/86

FEDERATED FIXED INCOME SECURITIES, INC.	Donahue, John F.		Vice Chairman:	Fisher, Richard B.	8/23/02
Federated Municipal Ultrashort Fund	Donahue, J. Christopher		President:	Donahue, J. Christopher	8/23/02
Federated Strategic Income Fund	Lally-Green, Maureen	8/1/09	Chief Investment Officers:	Cunningham, Deborah A. (FMUSF)	6/1/12

REGISTRANT/FUNDS	DIRECTOR INFORMATION:		OFFICER INFORMATION:
	Trustees / Directors	Date Effective	Title	Name	Date Effective
	Madden, Peter E.			Ochson, Mary Jo (FMUSF)	5/14/04
	Mansfield, Charles F. Jr.			Ostrowski, Robert J. (SIF)	5/14/04
	O'Neill, Thomas M.		Chief Legal Officer:	Germain, Peter J.	1/1/05
	Walsh, John S.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
			Exec. Vice President:	McGonigle, John W.	7/14/95
			Sr Vice President:	Bouda, Brian P.	1/1/06
			Vice Presidents:	Kozemchak, Jeffrey A. (FMUSF)	11/19/98
				Durbiano, Mark (SIF)	5/17/13
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	11/4/91

FEDERATED GNMA TRUST	Donahue, John F.		President:	Donahue, J. Christopher	8/15/00
	Donahue, J. Christopher		Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Madden, Peter E.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Mansfield, Charles F. Jr.		Exec. Vice President:	McGonigle, John W.	6/11/95
	O'Neill, Thomas M.		Sr. Vice President:	Bouda, Brian P.	1/1/06
	Walsh, John S.		Vice Presidents:	Abraham, Todd A.	11/16/99
				Fisher, Richard B.	12/11/81
				O'Connell, Liam	6/1/12
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	12/11/81

FEDERATED GLOBAL ALLOCATION FUND	Donahue, John F.		President:	Donahue, J. Christopher	8/23/02
	Donahue, J. Christopher		Chief Investment Officer:	Auth, Stephen F.	11/21/02
	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Madden, Peter E.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Mansfield, Charles F. Jr.		Exec. Vice President:	McGonigle, John W.	6/1/95
	O'Neill, Thomas M.		Sr. Vice President:	Bouda, Brian P.	1/1/06
	Walsh, John S.		Vice Presidents:	Fisher, Richard B.	5/24/76
				Orlando, Philip	6/1/12
			Treasurer:	Hensler, Lori A.	2/14/13
			Secretary:	McGonigle, John W.	9/30/69

FEDERATED GOVERNMENT INCOME SECURITIES, INC.	Donahue, John F.		Vice Chairman:	Fisher, Richard B.	8/23/02
	Donahue, J. Christopher		President:	Donahue, J. Christopher	8/23/02

REGISTRANT/FUNDS	DIRECTOR INFORMATION:		OFFICER INFORMATION:
	Trustees / Directors	Date Effective	Title	Name	Date Effective
	Lally-Green, Maureen	8/1/09	Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
	Madden, Peter E.		Chief Legal Officer:	Germain, Peter J.	1/1/05
	Mansfield, Charles F. Jr.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	O'Neill, Thomas M.		Exec. Vice President:	McGonigle, John W.	6/1/95
	Walsh, John S.		Sr. Vice President:	Bouda, Brian P.	1/1/06
			Vice President:	Abraham, Todd A.	8/19/05
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	11/19/98

FEDERATED HIGH INCOME BOND FUND, INC.	Donahue, John F.	9/16/75	Vice Chairman:	Fisher, Richard B.	8/23/02
	Donahue, J. Christopher	7/15/87	President:	Donahue, J. Christopher	8/23/02
	Lally-Green, Maureen	8/1/09	Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
	Madden, Peter E.	8/21/91	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Mansfield, Charles F. Jr.	1/1/99	Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	O'Neill, Thomas M.	10/1/06	Exec. Vice President:	McGonigle, John W.	6/1/95
	Walsh, John S.	1/1/99	Sr. Vice President:	Bouda, Brian P.	12/16/05
			Vice President:	Durbiano, Mark E.	11/19/98
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	9/16/75

FEDERATED HIGH YIELD TRUST	Donahue, John F.	4/17/84	President:	Donahue, J. Christopher	8/15/00
	Donahue, J. Christopher	3/23/99	Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Madden, Peter E.	8/21/91	Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Mansfield, Charles F. Jr.	3/23/99	Exec. Vice President:	McGonigle, John W.	6/1/95
	O'Neill, Thomas M.	10/1/06	Sr. Vice President:	Bouda, Brian P.	12/16/05
	Walsh, John S.	3/23/99	Vice Presidents:	Fisher, Richard B.	4/17/84
				Durbiano, Mark E.	11/19/98
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	4/17/84

FEDERATED INCOME SECURITIES TRUST	Donahue, John F.	1/24/86	President:	Donahue, J. Christopher	8/14/00
Federated Capital Income Fund	Donahue, J. Christopher	1/1/00	Chief Investment Officer:	Auth, Stephen F. (FCIF, FMSAF, FPDBF)	5/14/04
Federated Floating Rate Strategic Income Fund	Lally-Green, Maureen	8/1/09		Ostrowski, Robert J. (All Funds)	5/14/04

REGISTRANT/FUNDS	DIRECTOR INFORMATION:		OFFICER INFORMATION:
	Trustees / Directors	Date Effective	Title	Name	Date Effective
Federated Fund for U.S. Government Securities	Madden, Peter E.	11/13/91	Chief Legal Officer:	Germain, Peter J.	1/1/05
Federated Intermediate Corporate Bond Fund	Mansfield, Charles F. Jr.	1/1/00	Chief Compliance Officer:	Bouda, Brian P.	8/20/04
Federated Muni and Stock Advantage Fund	O'Neill, Thomas M.	10/1/06	Exec. Vice President:	McGonigle, John W.	7/1/95
Federated Prudent DollarBear Fund	Walsh, John S.	1/1/00	Sr. Vice President:	Bouda, Brian P.	12/16/05
Federated Real Return Bond Fund			Vice Presidents:	Abraham, Todd (FUSG)	6/1/12
Federated Short-Term Income Fund				Bauer, Randall S. (FSTIF)	11/19/98
Federated Unconstrained Bond Fund				Dingle, Bryan (FICBF)	5/17/13
				Durbiano, Mark (FRSIF)	6/1/12
				Fisher, Richard B.	1/29/86
				Gallo, R.J. (FMSAF)	6/1/12
				Kirschler, Andrew (FRRBF)	8/16/13
				Nichol, John L. (FCIF, FMSAF)	5/14/04
				Noland, Douglas (FPDBF)	6/1/12
				Salib, Ihab (FPDBF, FUNBF)	6/1/12
				Smith, Christopher (FUNBF)	5/17/13
				Wagner, Steven J. (FRSIF)	6/1/12
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	1/29/86

FEDERATED INCOME TRUST	Donahue, John F.		President:	Donahue, J. Christopher	8/15/00
	Donahue, J. Christopher		Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Madden, Peter E.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Mansfield, Charles F. Jr.		Exec. Vice President:	McGonigle, John W.	6/1/95
	O'Neill, Thomas M.		Sr. Vice President:	Bouda, Brian P.	1/1/06
	Walsh, John S.		Vice Presidents:	Fisher, Richard B.	11/18/81
				Abraham, Todd A.	5/16/03
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	11/18/81

FEDERATED INDEX TRUST	Donahue, John F.		President:	Donahue, J. Christopher	8/15/00

REGISTRANT/FUNDS	DIRECTOR INFORMATION:		OFFICER INFORMATION:
	Trustees / Directors	Date Effective	Title	Name	Date Effective
Federated Max-Cap Index Fund	Donahue, J. Christopher		Chief Investment Officer:	Auth, Stephen F.	11/14/02
Federated Mid-Cap Index Fund	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Madden, Peter E.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Mansfield, Charles F. Jr.		Exec. Vice President:	McGonigle, John W.	6/1/95
	O'Neill, Thomas M.		Sr. Vice President:	Bouda, Brian P.	1/1/06
	Walsh, John S.		Vice Presidents:	Fisher, Richard B.	2/1/90
				Miller, Ian	11/15/12
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	2/1/90

FEDERATED INSTITUTIONAL TRUST	Donahue, John F.		President:	Donahue, J. Christopher	8/15/00
Federated Government Ultrashort Duration Fund	Donahue, J. Christopher		Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
Federated Institutional High Yield Bond Fund	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
Federated Intermediate Government/Corporate Fund	Madden, Peter E.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Mansfield, Charles F. Jr.		Exec. Vice President:	McGonigle, John W.	6/9/94
	O'Neill, Thomas M.		Sr. Vice President:	Bouda, Brian P.	1/1/06
	Walsh, John S.		Vice Presidents:	Durbiano, Mark E. (FIHYBF)	11/14/02
				Ellenberger, Donald (FGUSF)	6/1/12
				Fisher, Richard B.	11/19/98
				Hill, Susan R. (FGUSF)	11/19/98
				O'Connell, Liam (FGUSF)	6/1/12
				Smith, Christopher (FIGCF)	6/1/12
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	8/24/01

FEDERATED INSURANCE SERIES	Donahue, John F.	10/1/93	President:	Fisher, John B.	11/18/04
Federated Fund for U.S. Government Securities II	Donahue, J. Christopher	10/1/93	Chief Investment Officers:	Auth, Stephen A.	11/14/02
Federated High Income Bond Fund II	Lally-Green, Maureen	8/1/09		Cunningham, Deborah A.	6/1/12
Federated Kaufmann Fund II	Madden, Peter E.	10/1/93		Ostrowski, Robert J.	5/14/04
Federated Managed Tail Risk Fund II	Mansfield, Charles F. Jr.	11/15/99	Chief Legal Officer:	Germain, Peter J.	1/1/05

REGISTRANT/FUNDS	DIRECTOR INFORMATION:		OFFICER INFORMATION:
	Trustees / Directors	Date Effective	Title	Name	Date Effective
Federated Managed Volatility Fund II	O'Neill, Thomas M.	10/1/06	Chief Compliance Officer:	Bouda, Brian P.	8/20/04
Federated Prime Money Fund II	Walsh, John S.	1/1/99	Exec. Vice President:	McGonigle, John W.	9/15/93
Federated Quality Bond Fund II			Sr. Vice President:	Bouda, Brian P.	12/16/05
			Vice President:	Fisher, Richard B.	9/15/93
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	9/15/93

FEDERATED INTERMEDIATE GOVERNMENT FUND, INC.	Donahue, John F.	4/1/91	Vice Chairman:	Fisher, Richard B.	8/23/02
	Donahue, J. Christopher	9/10/99	President:	Donahue, J. Christopher	8/23/02
	Lally-Green, Maureen	8/1/09	Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
	Madden, Peter E.	10/1/91	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Mansfield, Charles F. Jr.	9/10/99	Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	O'Neill, Thomas M.	10/1/06	Exec. Vice President:	McGonigle, John W.	6/1/95
	Walsh, John S.	9/10/99	Sr. Vice President:	Bouda, Brian P.	12/16/05
			Vice President:	O'Connell, Liam	6/1/12
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	3/21/91

FEDERATED INTERNATIONAL SERIES, INC.	Donahue, John F.		President:	Donahue, J. Christopher	8/15/00
Federated International Bond Fund	Donahue, J. Christopher		Chief Investment Officers:	Ostrowski, Robert J.	5/14/04
	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Madden, Peter E.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Mansfield, Charles F. Jr.		Exec. Vice President:	McGonigle, John W.	6/1/95
	O'Neill, Thomas M.		Sr. Vice President:	Bouda, Brian P.	1/1/06
	Walsh, John S.		Vice Presidents:	Fisher, Richard B.	3/9/84
				Salib, Ihab L.	5/19/06
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	3/9/84

FEDERATED INVESTMENT SERIES FUNDS, INC.	Donahue, John F.		President:	Donahue, J. Christopher	5/20/92
Federated Bond Fund	Donahue, J. Christopher		Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Madden, Peter E.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04

REGISTRANT/FUNDS	DIRECTOR INFORMATION:		OFFICER INFORMATION:
	Trustees / Directors	Date Effective	Title	Name	Date Effective
	Mansfield, Charles F. Jr.		Exec. Vice President:	McGonigle, John W.	7/1/95
	O'Neill, Thomas M.		Sr. Vice President:	Bouda, Brian P.	1/1/06
	Walsh, John S.		Vice Presidents:	Fisher, Richard B.	5/20/92
				Ruffner, Brian	5/17/13
			Treasurer:	Hensler, Lori A.	4/1/13
			Secretary:	McGonigle, John W.	5/20/92

FEDERATED MDT SERIES	Donahue, John F.	6/2/06	President:	Donahue, J. Christopher	5/18/06
Federated MDT All Cap Core Fund	Donahue, J. Christopher	6/2/06	Chief Investment Officers:	Auth, Stephen F. (All Funds)	6/1/12
Federated MDT Balanced Fund	Lally-Green, Maureen	8/1/09		Ostrowski, Robert J. (FMBF)	6/1/12
Federated MDT Large Cap Growth Fund	Madden, Peter E.	6/2/06	Chief Legal Officer:	Germain, Peter J.	6/7/06
Federated MDT Small Cap Core Fund	Mansfield, Charles F. Jr.	6/2/06	Chief Compliance Officer:	Bouda, Brian P.	6/7/06
	O'Neill, Thomas M.	10/1/06	Sr. Vice President:	Bouda, Brian P.	6/7/06
Federated MDT Small Cap Growth Fund	Walsh, John S.	6/2/06	Vice Presidents:	Mahr, Daniel (FMACC, FMLCG, FMSCC, FMSCG)	6/1/12
				Sherman, John (FMBF)	6/1/12
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	5/24/06

FEDERATED MDT STOCK TRUST	Donahue, John F.	12/30/81	President:	Donahue, J. Christopher	8/15/00
	Donahue, J. Christopher	11/17/99	Chief Investment Officer:	Auth, Stephen F.	11/14/02
	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Madden, Peter E.	11/13/91	Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Mansfield, Charles F. Jr.	11/17/99	Exec. Vice President:	McGonigle, John W.	6/1/95
			Sr. Vice President:	Bouda, Brian P.	12/16/05
	O'Neill, Thomas M.	10/1/06	Vice Presidents:	Fisher, Richard B.	1/8/82
	Walsh, John S.	11/17/99		Mahr, Daniel	6/1/12
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	1/8/82

FEDERATED MANAGED POOL SERIES	Donahue, John F.		Vice Chairman:	Fisher, Richard B.	10/6/05
Federated Corporate Bond Strategy Portfolio	Donahue, J. Christopher		President:	Donahue, J. Christopher	10/6/05
Federated High-Yield Strategy Portfolio	Lally-Green, Maureen	8/1/09	Chief Compliance Officer:	Bouda, Brian P.	10/6/05
Federated International Bond Strategy Portfolio	Madden, Peter E.		Chief Investment Officer:	Ostrowski, Robert J.	9/5/06
Federated Mortgage Strategy Portfolio	Mansfield, Charles F. Jr.		Chief Legal Officer:	Germain, Peter J.	10/6/05

REGISTRANT/FUNDS	DIRECTOR INFORMATION:		OFFICER INFORMATION:
	Trustees / Directors	Date Effective	Title	Name	Date Effective
	O'Neill, Thomas M.		Executive Vice President:	McGonigle, John W.	10/6/05
	Walsh, John S.		Sr. Vice President:	Bouda, Brian P.	1/1/06
			Vice Presidents:	Abraham, Todd (FMSP)	6/1/12
				Conner, Jerome (FCP)	6/1/12
				Durbiano, Mark (FHYSP)	6/1/12
				Salib, Ihab (FIBSP)	6/1/12
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.
			Secretary:	McGonigle, John W.

FEDERATED MUNICIPAL SECURITIES FUND, INC	Donahue, John F.	9/10/76	President:	Donahue, J. Christopher	6/1/95
	Donahue, J. Christopher	12/9/86	Chief Investment Officer:	Ostrowski, Robert J.	2/11/10
	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Madden, Peter E.	8/21/91	Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Mansfield, Charles F. Jr.	6/30/99	Exec. Vice President:	McGonigle, John W.	9/10/76
	O'Neill, Thomas M.	10/1/06	Sr. Vice President:	Bouda, Brian P.	12/16/05
	Walsh, John S.	1/1/99	Vice Presidents:	Fisher, Richard B.	1/29/85
				Albrecht, J. Scott	5/14/04
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	9/10/76

FEDERATED MUNICIPAL SECURITIES INCOME TRUST	Donahue, John F.	8/6/90	Vice Chairman:	Fisher, Richard B.	8/23/02
Federated Michigan Intermediate Municipal Trust	Donahue, J. Christopher	8/6/90	President:	Donahue, J. Christopher	8/23/02
Federated Municipal High Yield Advantage Fund	Lally-Green, Maureen	8/1/09	Chief Investment Officer:	Ostrowski, Robert J.	2/11/10
Federated New York Municipal Income Fund	Madden, Peter E.	8/21/91	Chief Legal Officer:	Germain, Peter J.	1/1/05
Federated Ohio Municipal Income Fund	Mansfield, Charles F. Jr.	1/1/99	Chief Compliance Officer:	Bouda, Brian P.	8/20/04
Federated Pennsylvania Municipal Income Fund	O'Neill, Thomas M.	10/1/06	Exec. Vice President:	McGonigle, John W.	6/1/95
	Walsh, John S.	6/25/99	Sr. Vice President:	Bouda, Brian P.	12/16/05
			Vice Presidents:	Albrecht, J. Scott (NYMIF, OHMIF, PAMIF)	11/16/99

REGISTRANT/FUNDS	DIRECTOR INFORMATION:		OFFICER INFORMATION:
	Trustees / Directors	Date Effective	Title	Name	Date Effective
				Cunningham, Lee (MIIMT, FMHYAF)	6/1/12
				Gallo, R.J. (FMHYAF)	6/1/12
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	8/6/90

FEDERATED SHORT- INTERMEDIATE DURATION MUNICIPAL TRUST	Collins, John T.	9/1/13	President:	Fisher, John B.	11/18/04
	Donahue, John F.	5/8/81	Chief Investment Officers:	Cunningham, Deborah A.	8/12/11
	Donahue, J. Christopher	10/1/99		Ochson, Mary Jo	5/14/04
	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Madden, Peter E.	11/13/91	Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Mansfield, Charles F. Jr.	3/23/99	Exec. Vice President:	McGonigle, John W.	6/1/95
	O'Neill, Thomas M.	10/1/06	Sr. Vice President:	Bouda, Brian P.	12/16/05
	Richey, P. Jerome	9/1/13	Vice Presidents:	Fisher, Richard B.	5/11/81
	Walsh, John S.	3/23/99		Kozemchak, Jeffrey A.	11/19/98
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	5/11/81

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND	Donahue, John F.	7/19/95	President:	Donahue, J. Christopher	6/16/95
	Donahue, J. Christopher	6/21/99	Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Madden, Peter E.	7/19/95	Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Mansfield, Charles F. Jr.	1/1/99	Exec. Vice President:	McGonigle, John W.	6/16/95
	O'Neill, Thomas M.	10/1/06	Sr. Vice President:	Bouda, Brian P.	12/16/05
	Walsh, John S.	1/1/99	Vice Presidents:	Abraham, Todd A.	8/19/05
				Fisher, Richard B.	6/16/95
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	6/16/95

FEDERATED TOTAL RETURN SERIES, INC.	Donahue, John F.	10/12/93	President:	Donahue, J. Christopher	8/15/00
Federated Mortgage Fund	Donahue, J. Christopher	3/23/95	Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
Federated Total Return Bond Fund	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
Federated Ultrashort Bond Fund	Madden, Peter E.	10/12/93	Chief Compliance Officer:	Bouda, Brian P.	8/20/04

REGISTRANT/FUNDS	DIRECTOR INFORMATION:		OFFICER INFORMATION:
	Trustees / Directors	Date Effective	Title	Name	Date Effective
	Mansfield, Charles F. Jr.	3/23/99	Exec. Vice President:	McGonigle, John W.	6/1/95
	O'Neill, Thomas M.	10/1/06	Sr. Vice President:	Bouda, Brian P.	12/16/05
	Walsh, John S.	3/23/99	Vice Presidents:	Abraham, Todd (FMF)	6/1/12
				Bauer, Randall (FUSBF)	6/1/12
				Ellenberger, Donald (FTRBF)	5/17/13
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	11/18/93

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS	Donahue, John F.		President:	Donahue, J. Christopher	8/15/00
	Donahue, J. Christopher		Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
	Lally-Green, Maureen	8/1/09	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Madden, Peter E.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Mansfield, Charles F. Jr.		Exec. Vice President:	McGonigle, John W.	6/1/95
	O'Neill, Thomas M.		Sr. Vice President:	Bouda, Brian P.	1/1/06
	Walsh, John S.		Vice Presidents:	Ellenberger, Donald T.	8/19/05
				Fisher, Richard B.	2/2/84
				Kirschler, Andrew	8/16/13
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	11/19/98

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS	Donahue, John F.		President:	Donahue, J. Christopher	8/15/00
	Madden, Peter E.		Chief Investment Officer:	Ostrowski, Robert J.	5/14/04
	Mansfield, Charles F. Jr.		Chief Legal Officer:	Germain, Peter J.	1/1/05
	O'Neill, Thomas M.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Richey, P. Jerome	9/1/13	Exec. Vice President:	McGonigle, John W.	6/1/95
	Walsh, John S.		Sr. Vice President:	Bouda, Brian P.	1/1/06
			Vice Presidents:	Ellenberger, Donald T.	8/19/05
				Fisher, Richard B.	12/11/81
				Kirschler, Andrew	8/16/13
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	2/11/81

FEDERATED WORLD INVESTMENT SERIES, INC.	Donahue, John F.		Vice Chairman:	Fisher, Richard B.	8/12/02

REGISTRANT/FUNDS	DIRECTOR INFORMATION:		OFFICER INFORMATION:
	Trustees / Directors	Date Effective	Title	Name	Date Effective
Federated Emerging Market Debt Fund	Donahue, J. Christopher		President:	Donahue, J. Christopher	8/12/02
Federated International Leaders Fund	Lally-Green, Maureen	8/1/09	Chief Investment Officers:	Auth, Stephen F. (FILF, FISCF)	11/14/02
Federated International Small Mid Company Fund	Madden, Peter E.			Ostrowski, Robert J. (FEMDF)	5/14/04
	Mansfield, Charles F. Jr.		Chief Legal Officer:	Germain, Peter J.	1/1/05
	O'Neill, Thomas M.		Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Walsh, John S.		Exec. Vice President:	McGonigle, John W.	7/14/95
			Sr. Vice President:	Bouda, Brian P.	1/1/06
			Vice Presidents:	Halperin, Marc (FILF)	6/1/12
				Salib, Ihab (FEMDF)	8/16/13
Vila, Leonardo (FISCF)
			Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	1/26/94

INTERMEDIATE MUNICIPAL TRUST	Collins, John T.	9/1/13	President:	Donahue, J. Christopher	8/15/00
Federated Intermediate Municipal Trust	Donahue, John F.	5/31/85	Chief Investment Officer:	Ostrowski, Robert J.	2/11/10
	Donahue, J. Christopher	10/1/99	Chief Legal Officer:	Germain, Peter J.	1/1/05
	Lally-Green, Maureen	8/1/09	Chief Compliance Officer:	Bouda, Brian P.	8/20/04
	Madden, Peter E.	11/13/91	Exec. Vice President:	McGonigle, John W.	6/1/95
	Mansfield, Charles F. Jr.	3/23/99	Sr. Vice President:	Bouda, Brian P.	12/16/05
	O'Neill, Thomas M.	10/1/06	Vice Presidents:	Fisher, Richard B.	5/31/85
	Richey, P. Jerome	9/1/13		Albrecht, J. Scott	11/19/98
	Walsh, John S.	3/23/99	Treasurer:	Hensler, Lori A.	4/1/13 (date elected 2/14/13)
			Secretary:	McGonigle, John W.	5/31/85

EXHIBIT E – MEETINGS OF THE BOARD and MEETINGS OF THE COMMITTEES OF THE BOARD
The following table provides the number of Regular and Special Board Meetings as well as Board Committee meetings held during the most recently completed fiscal year of the Funds. Regular and Special Board Meetings as well as Board Committee meetings are also provided for calendar year 2012 and calendar year-to-date 2013.
REGISTRANT AND FUND(S)	FISCAL YEAR ENDED	REGULAR BOARD MEETINGS	SPECIAL BOARD MEETINGS	EXECUTIVE COMMITTEE MEETINGS	NOMINATING COMMITTEE MEETINGS	AUDIT COMMITTEE MEETINGS
All Registrants and Funds for Calendar Year Ended 12/31/2012* *One meeting was convened only for Cash Trust Series, Inc., Cash Trust Series II and Edward Jones Money Market Fund		4	1	2*	1	7
All Registrants and Funds for Calendar Year To Date 8/29/2013		3	0	0	1	6
Cash Trust Series, Inc.
Federated Government Cash Series	5/31/2013	4	1	2	1	7
Federated Municipal Cash Series	5/31/2013	4	1	2	1	7
Federated Prime Cash Series	5/31/2013	4	1	2	1	7
Federated Treasury Cash Series	5/31/2013	4	1	2	1	7
Cash Trust Series II
Federated Treasury Cash Series II	5/31/2013	4	1	2	1	7
Edward Jones Money Market Fund	2/28/2013	4	1	2	1	7
Federated Adjustable Rate Securities Fund	8/31/2012	4	1	1	1	7
Federated Core Trust
Federated Bank Loan Core Fund	6/30/2013	4	1	1	1	7
Federated Inflation-Protected Securities Core Fund	12/31/2012	4	1	1	1	7
Federated Mortgage Core Portfolio	12/31/2012	4	1	1	1	7
High Yield Bond Portfolio	12/31/2012	4	1	1	1	7
Federated Core Trust II, L.P.				1	1
Emerging Markets Fixed Income Core Fund	11/30/2012	4	0		1	7
Federated Core Trust III
Federated and Project Trade Finance Core Fund	3/31/2013	4	1	1	1	7
Federated Equity Funds
Federated Absolute Return Fund	10/31/2012	4	0	1	1	7
Federated Clover Small Value Fund	9/30/2012	4	0	1	1	7
Federated Clover Value Fund	9/30/2012	4	0	1	1	7
Federated Global Equity Fund	11/30/2012	4	0	1	1	7
Federated InterContinental Fund	11/30/2012	4	0	1	1	7
Federated International Strategic Value Dividend Fund	11/30/2012	4	0	1	1	7
Federated Kaufmann Fund	10/31/2012	4	0	1	1	7
Federated Kaufmann Large Cap Fund	10/31/2012	4	0	1	1	7
Federated Kaufmann Small Cap Fund	10/31/2012	4	0	1	1	7
Federated MDT Mid Cap Growth Strategies Fund	10/31/2012	4	0	1	1	7
Federated Prudent Bear Fund	9/30/2012	4	0	1	1	7
Federated Strategic Value Dividend Fund	10/31/2012	4	0	1	1	7
Federated Equity Income Fund, Inc.	11/30/2012	4	0	1	1	7
Federated Fixed Income Securities, Inc.
Federated Municipal Ultrashort Fund	9/30/2012	4	0	1	1	7
Federated Strategic Income Fund	11/30/2012	4	0	1	1	7
Federated GNMA Trust	1/31/2013	4	1	1	1	7
Federated Global Allocation Fund	11/30/2012	4	0	1	1	7
Federated Government Income Securities, Inc.	2/28/2013	4	1	1	1	7
Federated High Income Bond Fund, Inc.	3/31/2013	4	1	1	1	7
Federated High Yield Trust	2/28/2013	4	1	1	1	7

REGISTRANT AND FUND(S)	FISCAL YEAR ENDED	REGULAR BOARD MEETINGS	SPECIAL BOARD MEETINGS	EXECUTIVE COMMITTEE MEETINGS	NOMINATING COMMITTEE MEETINGS	AUDIT COMMITTEE MEETINGS
Federated Income Securities Trust
Federated Capital Income Fund	11/30/2012	4	0	1	1	7
Federated Floating Rate Strategic Income Fund	3/31/2013	4	1	1	1	7
Federated Fund for U.S. Government Securities	3/31/2013	4	1	1	1	7
Federated Intermediate Corporate Bond Fund	4/30/2013	4	1	1	1	7
Federated Muni and Stock Advantage Fund	10/31/2012	4	0	1	1	7
Federated Prudent DollarBear Fund	9/30/2012	4	0	1	1	7
Federated Real Return Bond Fund	3/31/2013	4	1	1	1	7
Federated Short-Term Income Fund	4/30/2013	4	1	1	1	7
Federated Unconstrained Bond Fund	11/30/2012	4	0	1	1	7
Federated Income Trust	1/31/2013	4	1	1	1	7
Federated Index Trust
Federated Max-Cap Index Fund	10/31/2012	4	0	1	1	7
Federated Mid-Cap Index Fund	10/31/2012	4	0	1	1	7
Federated Institutional Trust
Federated Government Ultrashort Duration Fund	7/31/2013	4	1	1	1	7
Federated Institutional High Yield Bond Fund	10/31/2012	4	0	1	1	7
Federated Intermediate Government/Corporate Fund	8/31/2012	4	0	1	1	7
Federated Insurance Series
Federated Fund for U.S. Government Securities II	12/31/2012	4	1	1	1	7
Federated High Income Bond Fund II	12/31/2012	4	1	1	1	7
Federated Kaufmann Fund II	12/31/2012	4	1	1	1	7
Federated Managed Tail Risk Fund II	12/31/2012	4	1	1	1	7
Federated Managed Volatility Fund II	12/31/2012	4	1	1	1	7
Federated Prime Money Fund II	12/31/2012	4	1	1	1	7
Federated Quality Bond Fund II	12/31/2012	4	1	1	1	7
Federated Intermediate Government Fund, Inc.	2/28/2013	4	1	1	1	7
Federated International Series, Inc.
Federated International Bond Fund	11/30/2012	4	0	1	1	7
Federated Investment Series Funds, Inc.
Federated Bond Fund	11/30/2012	4	0	1	1	7
Federated MDT Series
Federated MDT All Cap Core Fund	7/31/2013	4	1	1	1	7
Federated MDT Balanced Fund	7/31/2013	4	1	1	1	7
Federated MDT Large Cap Growth Fund	7/31/2013	4	1	1	1	7
Federated MDT Small Cap Core Fund	7/31/2013	4	1	1	1	7
Federated MDT Small Cap Growth Fund	7/31/2013	4	1	1	1	7
Federated MDT Stock Trust	10/31/2012	4	0	1	1	7
Federated Managed Pool Series
Federated Corporate Bond Strategy Portfolio	12/31/2012	4	1	1	1	7
Federated High-Yield Strategy Portfolio	12/31/2012	4	1	1	1	7
Federated International Bond Strategy Portfolio	11/30/2012	4	0	1	1	7
Federated Mortgage Strategy Portfolio	12/31/2012	4	1	1	1	7
Federated Municipal Securities Fund, Inc.	3/31/2013	4	1	1	1	7
Federated Municipal Securities Income Trust
Federated Michigan Intermediate Municipal Trust	8/31/2012	4	0	1	1	7
Federated Municipal High Yield Advantage Fund	8/31/2012	4	0	1	1	7
Federated New York Municipal Income Fund	8/31/2012	4	0	1	1	7
Federated Ohio Municipal Income Fund	8/31/2012	4	0	1	1	7
Federated Pennsylvania Municipal Income Fund	8/31/2012	4	0	1	1	7
Federated Short-Intermediate Duration Municipal Trust	6/30/2013	4	1	1	1	7

REGISTRANT AND FUND(S)	FISCAL YEAR ENDED	REGULAR BOARD MEETINGS	SPECIAL BOARD MEETINGS	EXECUTIVE COMMITTEE MEETINGS	NOMINATING COMMITTEE MEETINGS	AUDIT COMMITTEE MEETINGS
Federated Total Return Government Bond Fund	2/28/2013	4	1	1	1	7
Federated Total Return Series, Inc.
Federated Mortgage Fund	9/30/2012	4	0	1	1	7
Federated Total Return Bond Fund	11/30/2012	4	0	1	1	7
Federated Ultrashort Bond Fund	9/30/2012	4	0	1	1	7
Federated U.S. Government Securities Fund: 1-3 Years	2/28/2013	4	1	1	1	7
Federated U.S. Government Securities Fund: 2-5 Years	1/31/2013	4	1	1	1	7
Federated World Investment Series, Inc.
Federated Emerging Market Debt Fund	11/30/2012	4	0	1	1	7
Federated International Leaders Fund	11/30/2012	4	0	1	1	7
Federated International Small-Mid Company Fund	11/30/2012	4	0	1	1	7
Intermediate Municipal Trust
Federated Intermediate Municipal Trust	5/31/2013	4	1	1	1	7

EXHIBIT F – COMPENSATION OF DIRECTORS FROM FUNDS AND FUND COMPLEX
Following is information about the compensation of the Independent Directors of the Registrants as of the most recently ended Fiscal Year of a Fund as well as aggregate compensation from all Funds for the calendar periods ended December 31, 2012 and August 29, 2013. Aggregate compensation includes amounts paid to Independent Directors for services to both the Funds and other funds in the Federated Family of Funds in existence during the period but which are not electing Directors at the Special Meeting. Interested Directors do not receive compensation from the Funds. John T. Collins and P. Jerome Richey were not directors of any funds in the Federated Family of Funds during the periods noted (Mr. Collins and Mr. Richey became Independent Directors of certain Registrants effective September 1, 2013) and thus received no compensation from the Federated Family of Funds.
AGGREGATE COMPENSATION FROM THE FEDERATED FAMILY OF FUNDS	MAUREEN LALLY-GREEN	PETER E. MADDEN	CHARLES F. MANSFIELD, JR.	THOMAS M. O'NEILL	JOHN S. WALSH
Aggregate Compensation from the Federated Family of Funds for Calendar Year Ended 12/31/2012	$223,617.71	$310,000.00	$247,500.00	$247,500.00	$253,125.00
Aggregate Compensation from the Federated Family of Funds for Calendar Year To Date 8/29/2013	$173,336.26	$232,500.00	$185,625.00	$185,625.00	$189,843.75
COMPENSATION FROM INDIVIDUAL REGISTRANTS AND FUNDS	FISCAL YEAR ENDED	MAUREEN LALLY-GREEN	PETER E. MADDEN	CHARLES F. MANSFIELD, JR.	THOMAS M. O'NEILL	JOHN S. WALSH
Compensation as of most recently ended Fiscal Year of the following Funds:
Cash Trust Series, Inc.
Federated Government Cash Series	5/31/2013	$1,920.66	$2,646.24	$2,112.73	$2,112.73	$2,160.73
Federated Municipal Cash Series	5/31/2013	$533.25	$734.71	$586.58	$586.58	$599.91
Federated Prime Cash Series	5/31/2013	$2,168.77	$2,988.10	$2,385.65	$2,385.65	$2,439.87
Federated Treasury Cash Series	5/31/2013	$1,764.90	$2,431.64	$1,941.38	$1,941.38	$1,985.50
Cash Trust Series II
Federated Treasury Cash Series II	5/31/2013	$941.23	$1,296.82	$1,035.37	$1,035.37	$1,058.88
Edward Jones Money Market Fund	2/28/2013	$9,671.92	$13,325.74	$10,639.11	$10,639.11	$10,880.89
Federated Adjustable Rate Securities Fund	8/31/2012	$1,509.63	$2,079.95	$1,670.54	$1,660.61	$1,688.41
Federated Core Trust
Federated Bank Loan Core Fund	6/30/2013	$292.46	$402.94	$321.70	$321.70	$329.01
Federated Inflation-Protected Securities Core Fund	12/31/2012	$220.75	$304.11	$242.79	$242.79	$248.31
Federated Mortgage Core Portfolio	12/31/2012	$1,892.14	$2,606.95	$2,081.35	$2,081.35	$2,128.65
High Yield Bond Portfolio	12/31/2012	$1,433.53	$1,975.08	$1,576.88	$1,576.88	$1,612.72
Federated Core Trust II, L.P.
Emerging Markets Fixed Income Core Fund	11/30/2012	$1,363.06	$1,877.99	$1,499.35	$1,499.35	$1,533.44
Federated Core Trust III
Federated and Project Trade Finance Core Fund	3/31/2013	$1,036.26	$1,427.72	$1,139.85	$1,139.85	$1,165.78
Federated Equity Funds
Federated Absolute Return Fund	10/31/2012	$459.22	$632.70	$508.29	$505.16	$513.51
Federated Clover Small Value Fund	9/30/2012	$228.45	$314.72	$252.74	$251.29	$255.54
Federated Clover Value Fund	9/30/2012	$631.23	$869.71	$698.68	$694.36	$705.83
Federated Global Equity Fund	11/30/2012	$75.31	$103.77	$82.85	$82.85	$84.74
Federated InterContinental Fund	11/30/2012	$419.07	$577.37	$460.97	$460.97	$471.45
Federated International Strategic Value Dividend Fund	11/30/2012	$140.92	$194.13	$155.01	$155.01	$158.53
Federated Kaufmann Fund	10/31/2012	$3,847.79	$5,301.39	$4,261.91	$4,232.56	$4,299.40
Federated Kaufmann Large Cap Fund	10/31/2012	$270.80	$373.08	$299.67	$297.87	$302.83
Federated Kaufmann Small Cap Fund	10/31/2012	$709.34	$977.27	$785.86	$780.24	$792.37
Federated MDT Mid Cap Growth Strategies Fund	10/31/2012	$261.52	$360.31	$289.55	$287.65	$292.30
Federated Prudent Bear Fund	9/30/2012	$987.31	$1,360.28	$1,092.01	$1,086.04	$1,104.40
Federated Strategic Value Dividend Fund	10/31/2012	$2,980.13	$4,105.96	$3,291.10	$3,278.13	$3,339.68
Federated Equity Income Fund, Inc.	11/30/2012	$1,176.99	$1,621.61	$1,294.67	$1,294.67	$1,324.08

COMPENSATION FROM INDIVIDUAL REGISTRANTS AND FUNDS	FISCAL YEAR ENDED	MAUREEN LALLY-GREEN	PETER E. MADDEN	CHARLES F. MANSFIELD, JR.	THOMAS M. O'NEILL	JOHN S. WALSH
Federated Fixed Income Securities, Inc.
Federated Municipal Ultrashort Fund	9/30/2012	$2,526.64	$3,481.16	$2,793.60	$2,779.30	$2,828.16
Federated Strategic Income Fund	11/30/2012	$1,295.51	$1,784.91	$1,425.04	$1,425.04	$1,457.44
Federated GNMA Trust	1/31/2013	$1,210.57	$1,667.88	$1,331.62	$1,331.62	$1,361.88
Federated Global Allocation Fund	11/30/2012	$1,118.93	$1,541.63	$1,230.81	$1,230.81	$1,258.80
Federated Government Income Securities, Inc.	2/28/2013	$1,149.42	$1,583.63	$1,264.36	$1,264.36	$1,293.08
Federated High Income Bond Fund, Inc.	3/31/2013	$1,622.82	$2,235.88	$1,785.09	$1,785.09	$1,825.66
Federated High Yield Trust	2/28/2013	$1,064.93	$1,467.24	$1,171.41	$1,171.41	$1,198.04
Federated Income Securities Trust
Federated Capital Income Fund	11/30/2012	$340.55	$469.19	$374.59	$374.59	$383.10
Federated Floating Rate Strategic Income Fund	3/31/2013	$131.86	$181.66	$145.04	$145.04	$148.33
Federated Fund for U.S. Government Securities	3/31/2013	$499.22	$687.83	$549.12	$549.12	$561.62
Federated Intermediate Corporate Bond Fund	4/30/2013	$366.31	$504.68	$402.93	$402.93	$412.08
Federated Muni and Stock Advantage Fund	10/31/2012	$373.90	$515.14	$413.69	$411.28	$418.22
Federated Prudent DollarBear Fund	9/30/2012	$315.46	$434.63	$349.13	$347.00	$352.75
Federated Real Return Bond Fund	3/31/2013	$146.43	$201.73	$161.06	$161.06	$164.72
Federated Short-Term Income Fund	4/30/2013	$842.80	$1,161.18	$927.08	$927.08	$948.15
Federated Unconstrained Bond Fund	11/30/2012	$170.77	$235.29	$187.86	$187.86	$192.12
Federated Income Trust	1/31/2013	$1,246.34	$1,717.16	$1,370.97	$1,370.97	$1,402.13
Federated Index Trust
Federated Max-Cap Index Fund	10/31/2012	$797.00	$1,098.09	$882.05	$876.72	$891.31
Federated Mid-Cap Index Fund	10/31/2012	$1,058.12	$1,457.85	$1,171.08	$1,163.92	$1,183.23
Federated Institutional Trust
Federated Government Ultrashort Duration Fund	7/31/2012	$1,107.69	$1,526.13	$1,218.44	$1,218.44	$1,246.12
Federated Institutional High Yield Bond Fund	10/31/2012	$778.51	$1,072.60	$860.93	$856.35	$871.23
Federated Intermediate Government/Corporate Fund	8/31/2012	$330.27	$455.00	$365.33	$363.28	$648.74
Federated Insurance Series
Federated Fund for U.S. Government Securities II	12/31/2012	$303.10	$417.58	$333.38	$333.38	$340.95
Federated High Income Bond Fund II	12/31/2012	$281.76	$388.21	$309.94	$309.94	$316.98
Federated Kaufmann Fund II	12/31/2012	$204.09	$281.16	$224.48	$224.48	$229.58
Federated Managed Tail Risk Fund II	12/31/2012	$245.20	$337.83	$269.73	$269.73	$275.84
Federated Managed Volatility Fund II	12/31/2012	$215.78	$297.28	$237.35	$237.35	$242.74
Federated Prime Money Fund II	12/31/2012	$251.97	$347.14	$277.15	$277.15	$283.44
Federated Quality Bond Fund II	12/31/2012	$332.85	$458.57	$366.12	$366.12	$374.43
Federated Intermediate Government Fund, Inc.	2/28/2013	$914.20	$1,259.53	$1,005.59	$1,005.59	$1,028.45
Federated International Series, Inc.
Federated International Bond Fund	11/30/2012	$949.35	$1,307.96	$1,044.26	$1,044.26	$1,067.99
Federated Investment Series Funds, Inc.
Federated Bond Fund	11/30/2012	$1,774.19	$2,444.42	$1,951.60	$1,951.60	$1,995.96
Federated MDT Series
Federated MDT All Cap Core Fund	7/31/2013	$243.18	$335.04	$267.48	$267.48	$273.56
Federated MDT Balanced Fund	7/31/2013	$262.14	$361.14	$288.33	$288.33	$294.89
Federated MDT Large Cap Growth Fund	7/31/2013	$216.40	$298.14	$238.04	$238.04	$243.45
Federated MDT Small Cap Core Fund	7/31/2013	$188.74	$260.02	$207.60	$207.60	$212.31
Federated MDT Small Cap Growth Fund	7/31/2013	$216.12	$297.76	$237.73	$237.73	$243.13
Federated MDT Stock Trust	10/31/2012	$1,033.32	$1,423.69	$1,143.32	$1,136.65	$1,155.81
Federated Managed Pool Series
Federated Corporate Bond Strategy Portfolio	12/31/2012	$248.69	$342.62	$273.55	$273.55	$279.77
Federated High-Yield Strategy Portfolio	12/31/2012	$229.89	$316.74	$252.87	$252.87	$258.63
Federated International Bond Strategy Portfolio	11/30/2012	$226.97	$312.72	$249.67	$249.67	$255.35
Federated Mortgage Strategy Portfolio	12/31/2012	$249.20	$343.33	$274.10	$274.10	$280.35
Federated Municipal Securities Fund, Inc.	3/31/2013	$1,217.77	$1,677.81	$1,339.52	$1,339.52	$1,369.97

COMPENSATION FROM INDIVIDUAL REGISTRANTS AND FUNDS	FISCAL YEAR ENDED	MAUREEN LALLY-GREEN	PETER E. MADDEN	CHARLES F. MANSFIELD, JR.	THOMAS M. O'NEILL	JOHN S. WALSH
Federated Municipal Securities Income Trust
Federated Michigan Intermediate Municipal Trust	8/31/2012	$259.21	$357.14	$286.78	$285.12	$289.93
Federated Municipal High Yield Advantage Fund	8/31/2012	$469.97	$647.47	$519.91	$516.97	$525.77
Federated New York Municipal Income Fund	8/31/2012	$202.16	$278.53	$223.67	$222.38	$226.15
Federated Ohio Municipal Income Fund	8/31/2012	$289.24	$398.51	$319.99	$318.15	$323.57
Federated Pennsylvania Municipal Income Fund	8/31/2012	$341.06	$469.89	$377.31	$375.16	$381.52
Federated Short-Intermediate Duration Municipal Trust	6/30/2013	$1,443.16	$1,988.34	$1,587.46	$1,587.46	$1,623.55
Federated Total Return Government Bond Fund	2/28/2013	$1,744.95	$2,404.14	$1,919.41	$1,919.41	$1,963.05
Federated Total Return Series, Inc.
Federated Mortgage Fund	9/30/2012	$501.32	$690.69	$554.65	$551.43	$560.74
Federated Total Return Bond Fund	11/30/2012	$5,435.55	$7,488.98	$5,979.08	$5,979.08	$6,114.98
Federated Ultrashort Bond Fund	9/30/2012	$1,170.13	$1,612.17	$1,294.34	$1,287.12	$1,309.17
Federated U.S. Government Securities Fund: 1-3 Years	2/28/2013	$1,189.37	$1,638.66	$1,308.30	$1,308.30	$1,338.01
Federated U.S. Government Securities Fund: 2-5 Years	1/31/2013	$0.00	$1,904.49	$1,520.53	$1,520.53	$1,555.07
Federated World Investment Series, Inc.
Federated Emerging Market Debt Fund	11/30/2012	$420.14	$578.84	$462.15	$462.15	$472.64
Federated International Leaders Fund	11/30/2012	$560.99	$772.91	$617.07	$617.07	$631.11
Federated International Small-Mid Company Fund	11/30/2012	$431.90	$595.06	$475.08	$475.08	$485.88
Intermediate Municipal Trust
Federated Intermediate Municipal Trust	5/31/2013	$972.45	$1,339.82	$1,069.70	$1,069.70	$1,094.01

EXHIBIT G – BOARD OWNERSHIP OF REGISTRANTS
Following is information about the dollar range of securities owned by each Director of the Registrants as of August 29, 2013. A * indicates an Interested Director. An ** indicates an Independent Director. A + indicates a Director Nominee. As of August 29, 2013, John T. Collins and P. Jerome Richey were not directors (having been appointed as directors of certain Registrants as of September 1, 2013) and did not own shares of the Registrants' Funds. Note that Thomas R. Donahue, Chief Financial Officer, Vice President and Treasurer of Federated Investors, Inc. is the son of John F. Donahue and the brother of J. Christopher Donahue, who are Director and Chairman and Director and President/CEO, respectively of Federated Investors, Inc. Thomas Donahue owns less than 1% of the outstanding shares of any of the Registrants.
	John F. Donahue*	J. Christopher Donahue*+	Maureen Lally-Green**+	Peter E. Madden**	Charles F. Mansfield, Jr.**	Thomas M. O'Neill**+	John S. Walsh**
Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in the Federated Family of Investment Companies	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

REGISTRANT and FUNDS

Federated Adjustable Rate Securities Fund			$50,001 - $100,000

Federated Equity Funds
Federated Absolute Return Fund		Over $100,000		$10,001 - $50,000	$1 - $10,000		$50,001 - $100,000
Federated Clover Small Value	Over $100,000	Over $100,000
Federated Clover Value Fund	Over $100,000	Over $100,000
Federated InterContinental Fund	Over $100,000	Over $100,000	$10,001 - $50,000		Over $100,000		$10,001 - $50,000
Federated Kaufmann Fund	Over $100,000	Over $100,000					$50,001 - $100,000
Federated Kaufmann Large Cap Fund	Over $100,000	Over $100,000					Over $100,000
Federated Kaufmann Small Cap Fund	Over $100,000	Over $100,000					Over $100,000
Federated MDT Mid Cap Growth Strategies Fund		Over $100,000

	John F. Donahue*	J. Christopher Donahue*+	Maureen Lally-Green**+	Peter E. Madden**	Charles F. Mansfield, Jr.**	Thomas M. O'Neill**+	John S. Walsh**
Federated Strategic Value Dividend Fund	Over $100,000	Over $100,000	$10,001-$50,000				$50,001 - $100,000

Federated Equity Income Fund, Inc.		Over $100,000

Federated Fixed Income Securities, Inc.
Federated Municipal Ultrashort Fund							$10,001 - $50,000

Federated Global Allocation Fund	Over $100,000

Federated Income Securities Trust
Federated Floating Rate Strategic Income Fund		Over $100,000
Federated Muni and Stock Advantage Fund		Over $100,000					Over $100,000
Federated Real Return Bond Fund	$10,001 - $50,000	Over $100,000
Federated Short-Term Income Fund		Over $100,000					$50,001 - $100,000
Federated Unconstrained Bond Fund		Over $100,000

Federated Index Trust
Federated Max-Cap Index Fund	Over $100,000	Over $100,000			$10,001 - $50,000		Over $100,000
Federated Mid-Cap Index Fund		Over$100,000

Federated International Series, Inc.
Federated International Bond Fund		Over $100,000

	John F. Donahue*	J. Christopher Donahue*+	Maureen Lally-Green**+	Peter E. Madden**	Charles F. Mansfield, Jr.**	Thomas M. O'Neill**+	John S. Walsh**
Federated MDT Series
Federated MDT All Cap Core Fund							$50,001 - $100,000
Federated MDT Large Cap Growth Fund		Over $100,000
Federated MDT Small Cap Core Fund		Over $100,000

Federated MDT Stock Trust		Over $100,000			$10,001 - $50,000

Federated Municipal Securities Income Trust
Federated New York Municipal Income Fund					$10,001 - $50,000

Federated Total Return Series, Inc.
Federated Total Return Bond Fund	$50,001 - $100,000	Over $100,000	$50,001 - $100,000		$10,001 - $50,000		$10,001 - $50,000
Federated Ultrashort Bond Fund				$50,001 - $100,000

Federated World Investment Series, Inc.
Federated Emerging Market Debt Fund		Over $100,000
Federated International Leaders Fund	Over $100,000	Over $100,000
Federated International Small-Mid Company Fund	Over $100,000	Over $100,000

Intermediate Municipal Trust
Federated Intermediate Municipal Trust		Over $100,000

Directors and Officers of the Registrants as a group own less than 1% of the outstanding shares of each class of each Fund except in the Funds and Classes as follows:
REGISTRANT/FUND/CLASS	TOTAL SHARES OWNED BY DIRECTORS AND OFFICERS AS A GROUP	PERCENTAGE OF SHARES OWNED BY DIRECTORS AND OFFICERS AS A GROUP
Federated Equity Funds
Federated InterContinental Fund – A	78,773.609	1.456%
Federated Kaufmann Large Cap Fund - IS	384,518.495	2.039%
Federated Kaufmann Small Cap Fund - A	180,769.735	1.095%

Federated Global Allocation Fund	191,655.675	8.982%

Federated Institutional Trust
Federated Institutional High Yield Bond Fund - IS	246,284.299	0.092%

Federated Income Securities Trust
Federated Prudent DollarBear Fund - IS	174,586.129	9.415%
Federated Unconstrained Bond Fund – IS	17,723.935	1.403%
Federated Real Return Bond Fund - IS	159,731.847	7.270%

Federated MDT Series
Federated MDT Small Cap Core Fund - IS	39,348.378	3.931%
Federated MDT Small Cap Core Fund - A	19,699.31	7.196%
Federated MDT Large Cap Growth Fund - A	75,303.187	2.066%

Federated Municipal Securities Income Trust
Federated Municipal High Yield Advantage Fund - A	928,557.819	3.490%

Federated World Investment Series, Inc.
Federated Emerging Market Debt Fund - A	105,209.906	0.99%
Federated International Small-Mid Company Fund - IS	16,301.311	2.917%
Federated International Small-Mid Company Fund - A	33,828.553	1.014%

EXHIBIT H – SIGNIFICANT SHAREOWNERS OF THE FUNDS / CLASSES AS OF AUGUST 29, 2013
The following table lists the shareholders of record as of the Record Date that owned more than 5% of the indicated classes of shares.
FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Emerging Markets Fixed Income Core Fund	Federated Strategic Income Fund, Boston, MA	11,002,435.0320	45.11%
	Federated Total Return Bond Fund, Boston, MA	5,394,500.8670	22.12%
	Federated Capital Income Fund, Boston, MA	4,974,758.1810	20.40%
Federated Absolute Return Fund – A	Edward Jones & Co. for the Benefit of Customers, St. Louis, MO	1,578,890.9310	12.75%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	1,810,828.3460	14.63%
	Pershing LLC, Jersey City, NJ	1,041,349.3620	8.41%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	925,740.1590	7.48%
	First Clearing, LLC, St. Louis, MO	909,329.7290	7.34%
	UBS WM USA, Jersey City, NJ	1,501,433.1830	12.13%
	Morgan Stanley & Co, Jersey City, NJ	676,816.3720	5.47%
Federated Absolute Return Fund – B	Edward Jones & Co for the Benefit of Customers, Saint Louis, MO	147,196.6660	7.25%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, New York	193,060.7200	9.51%
	Pershing LLC, Jersey City, NJ	247,988.7490	12.21%
	MLPF&S for the Sole Benefit of its Customers Jacksonville, FL	368,102.6640	18.13%
	First Clearing, LLC, St. Louis Mo	249,079.3320	12.27%
Federated Absolute Return Fund – C	National Financial Services LLC for the exclusive Benefit of our Customers, New York, NY	804,655.1350	8.03%
	Pershing LLC, Jersey City, NJ	511,186.0150	5.10%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	1,524,950.5770	15.22%
	Stifel Nicolaus & Co Inc. Exclusive Benefit of Customers, St. Louis, MO	617,778.6720	6.16%
	First Clearing, LLC, St. Louis, MO	1,493,694.5870	14.90%
	UBS WM USA, Jersey City, NJ	1,134,931.7840	11.32%
	Morgan Stanley & Co, Jersey City, NJ	1,384,697.9770	13.82%
Federated Absolute Return Fund – IS	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville. FL	995,969.6590	31.30%
	Pioneer Bank & Trust, Belle Fourche SD	261,445.1090	8.22%
	Special Custody Acct for the Exclusive Benefit of Customer, Glen Allen VA	654,056.0260	20.55%
	Morgan Stanley & Co, Jersey City, NJ	634,469.4210	19.94%
	Emjay Corporation Custodian, Greenwood Village, CO	244,520.4950	7.68%
Federated Adjustable Rate Securities Fund – IS	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	15,771,606.0180	19.14%
	National Financial Services LLC for the Exclusive Benefit of our Customers, Jersey City, NJ	4,380,170.1810	5.31%
	Charles Schwab & Co Inc., San Francisco, CA	39,354,031.8560	47.75%
Federated Adjustable Rate Securities Fund – SS	National Financial Services LLC for the Exclusive Benefit of our Customers Jersey City, NJ	1,325,198.5320	17.96%
	First Clearing, LLC St. Louis, MO	2,330,158.6120	31.58%
	UBS WM USA, Jersey City, NJ	1,608,162.3880	21.79%
Federated Bank Loan Core Fund	Federated Ultrashort Bond Fund, Boston, MA	4,284,602.9920	13.17%
	Federated Short-Term Income Fund, Boston MA	3,195,235.7270	9.82%
	Federated Floating Rate Strategic Income Fund, Boston, MA	17,492,757.1400	53.79%
	Federated Total Return Bond Fund, Boston, MA	2,454,405.0730	7.55%
	FII Holding Inc, Pittsburgh, PA	3,365,443.3240	10.35%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Bond Fund – A	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	6,612,118.6810	6.49%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	11,541,311.0300	11.34%
	Pershing LLC, Jersey City, NJ	6,850,913.8240	6.73%
	CPF Managed Portfolio III Pittsburgh, PA	6,992,630.0480	6.87%
	American Enterprise INV SVC, Minneapolis, MN	29,456,241.2230	28.93%
	Planmember Services Corp, Kansas City, MO	5,280,537.8170	5.19%
Federated Bond Fund – B	Edward D Jones & Co for the Benefit of Customers, St. Louis, MO	718,837.8310	11.25%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	971,177.9390	15.20%
	Pershing LLC, Jersey City, NJ	983,076.5860	15.38%
	Charles Schwab & Co Inc., San Francisco, CA	328,187.5620	5.13%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	366,397.8230	5.73%
	LPL Financial, San Diego, CA	332,456.0330	5.20%
	First Clearing, LLC, St. Louis, MO	1,429,892.1350	22.37%
Federated Bond Fund – C	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	1,052,742.9640	6.64%
	Pershing LLC, Jersey City, NJ	1,485,508.9710	9.37%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	2,171,781.7450	13.70%
	First Clearing, LLC, St. Louis, MO	2,255,035.6240	14.22%
	UBS WM USA, Jersey City, NJ	931,008.5640	5.87%
	Morgan Stanley & Co, Jersey City, NJ	1,188,680.2080	7.50%
Federated Bond Fund – F	Edward D Jones & Co for the Sole Benefit of its Customers, Saint Louis, MO	2,955,103.1640	13.30%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	2,733,985.8460	12.31%
	Pershing LLC, Jersey City, NJ	4,626,689.1430	20.83%
	Nationwide Trust Company FSB, Columbus, OH	2,812,578.7610	12.66%
	Nationwide Life Insurance Company, Columbus, OH	2,649,222.1640	11.93%
Federated Bond Fund – IS	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	1,929,878.5730	8.99%
	National Financial Services LLC for the Exclusive Benefit of our Customers, Jersey City, NJ	5,183,358.1770	24.14%
	First Clearing, LLC, St. Louis, MO	3,690,891.9870	17.19%
	Morgan Stanley & Co, Jersey City, NJ	1,774,614.9170	8.26%
	Wendel & Co 244174, New York, NY	1,926,172.0640	8.97%
	SEI Private Trust Company, Oaks PA	1,183,368.9820	5.51%
Federated Capital Income Fund – A	Edward D Jones & Co for the Benefit of Customers, Saint Loius, MO	13,486,166.6920	29.56%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	4,621,597.0130	10.13%
	Pershing LLC, Jersey City, NJ	3,607,512.9450	7.91%
	First Clearing, LLC, St. Louis, MO	3,388,422.6070	7.43%
Federated Capital Income Fund – B	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	917,520.6650	15.52%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	528,765.9960	8.94%
	Pershing, LLC, Jersey City NJ	1,241,816.2980	21.00%
	First Clearing, LLC, St. Louis, MO	1,778,409.3400	30.08%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Capital Income Fund – C	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	1,713,604.3050	5.99%
	Pershing, LLC, Jersey City, NJ	2,375,328.5350	8.30%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	2,121,969.1920	7.42%
	First Clearing, LLC, St. Louis, MO	8,424,084.9800	29.44%
	Raymond James, St. Petersburg, FL	2,671,148.9010	9.33%
	Morgan Stanley & Co, Jersey City, NJ	4,133,436.2270	14.45%
Federated Capital Income Fund – F	Edward D Jones & Co, for the Benefit of Customers Saint Louis, MO	3,082,460.1660	22.99%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	1,462,126.6910	10.91%
	Pershing, LLC, Jersey City, NJ	1,487,762.1660	11.10%
	MLPF&S for the sole Benefit of its Customers, Jacksonville, FL	1,195,008.1190	8.91%
	First Clearing, LLC, St. Louis, MO	1,136,033.1320	8.47%
Federated Capital Income Fund – IS	Merrill Lynch Pierce Fenner & Smith for the sole Benefit of its customers, Jacksonville FL	1,357,445.3990	12.26%
	Pershing LLC, Jersey City, NJ	965,898.0620	8.72%
	Raymond James, St. Petersburg, FL	602,481.2680	5.44%
	Morgan Stanley & Co, Jersey City, NJ	1,271,523.3060	11.48%
Federated Capital Income Fund – R	Federated Equity Management Company of Pennsylvania, Pittsburgh, PA	12.4840	100.00%
Federated Clover Small Value Fund – A	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	1,029,471.5880	17.12%
	Pershing LLC, Jersey City, NJ	408,345.0060	6.79%
	Charles Schwab Co Inc., Denver, CO	1,212,689.5310	20.17%
	TD Ameritrade Inc. FBO our Customers, Omaha, NE	323,067.9050	5.37%
Federated Clover Small Value Fund – C	Pershing LLC, Jersey City, NJ	49,640.6070	5.70%
	MLPF&S the sole benefit of for its Customers, Jacksonville, FL	47,592.2610	5.46%
	First Clearing, LLC, St. Louis, MO	52,738.9350	6.05%
	Raymond James, St. Petersburg, FL	208,999.1950	23.98%
	Morgan Stanley & Co, Jersey City, NJ	52,290.6180	6.00%
Federated Clover Small Value Fund – IS	Federated Managed Tail Risk Fund II, Boston, MA	825,858.6450	6.04%
	National Financial Services LLC for the Exclusive Benefit of our Customers, Jersey City, NJ	2,961,960.5230	21.66%
	JPMorgan Chase as Trustee FBO, Overland Park, KS	1,227,585.4830	8.98%
	Olturst & Co Cash/Cash, Evansville IN	813,852.3560	5.95%
	Nabank & Co, Tulsa, OK	684,614.8090	5.01%
	DCGT AS TTEE and/or Cust FBO Principal Financial Group Qualified FIA Omnibus, Des Moines, IA	923,327.5850	6.75%
	ING National Trust as Trustee for the ADP Totalsource Retirement Savings Plan, Braintree, MA	2,270,680.5230	16.60%
Federated Clover Small Value - R	Hartford Life Insurance Co, Account 401, Hartford, CT	20,084.1190	5.93%
Federated Clover Value Fund – A	Edward D Jones & Co for the Benefit of Customers, St. Louis, MO	5,437,121.5610	15.88%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	4,565,491.1750	13.33%
	Pershing LLC, Jersey City, NJ	2,311,254.5180	6.75%
	First Clearing, LLC, St. Louis, MO	1,994,444.9210	5.82%
Federated Clover Value Fund – B	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	419,234.7450	23.90%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	126,112.3940	7.19%
	Pershing LLC, Jersey City, NJ	189,420.8080	10.80%
	First Clearing, LLC, St. Louis, MO	244,491.0790	13.94%
	American Enterprise INV SVC, Minneapolis, MN	128,57.2060	7.34%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Clover Value Fund – C	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	168,540.0440	7.90%
	Pershing LLC, Jersey City	134,756.1200	6.31%
	MLPF & S the Sole Benefit of for its Customers, Jacksonville, FL	198,056.6600	9.28%
	First Clearing, LLC, St. Louis, MO	166,238.0890	7.79%
Federated Clover Value Fund – IS	National Financial Services LLC for the Exclusive Benefit of our Customers, Jersey City, NJ	979,165.0950	9.35%
	Bill Melinda Gates Foundation Trust, Kirkland WA	3,498,389.9780	33.42%
	Nonab & Co, Wellsboro PA	539,252.2090	5.15%
Federated Corporate Bond Strategy Portfolio	The Fulton Company, Lancaster, PA	1,897,023.9960	40.40%
	Raymond James Omnibus for Mutual Funds, St. Petersburg, FL	963,797.7260	20.52%
	Morgan Stanley & Co., Jersey City, NJ	364,467.9630	7.76%
	Maril Co FBO NJ c/o M&I Trust Company NA, Milwaukee, WI	278,121.0000	5.92%
Federated Equity Income Fund, Inc. – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	8,390,479.9170	17.77%
	National Financial Services LLC for Exclusive Benefit of our Customers, New York, NY	3,396,057.4830	7.19%
	Pershing LLC, Jersey City	3,704,974.4990	7.85%
	First Clearing, LLC, St. Louis, MO	2,438,006.9500	5.16%
Federated Equity Income Fund, Inc. – B	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	383,980.1960	12.65%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	338,998.5930	11.17%
	Pershing LLC, Jersey City, NJ	388,400.2340	12.79%
	Charles Schwab & Co Inc., San Francisco	207,507.8070	6.83%
	MLPF&S for the Sole Benefit of Its Customers, Jacksonville, FL	186,692.9920	6.15%
	First Clearing, LLC, St. Louis, MO	551,241.4920	18.16%
	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	316,609.9180	6.42%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	267,560.8360	5.42%
	Pershing LLC, Jersey City NJ	335,113.7560	6.79%
	MLPF&S for the Sole Benefit of its customers, Jacksonville, FL	548,863.9270	11.12%
	First Clearing, LLC, St. Louis, MO	374,594.7300	7.59%
	UBS WM USA, Jersey City, NJ	353,722.5870	7.17%
	Raymond James, St. Petersburg, FL	372,855.9150	7.56%
	Morgan Stanley & Co, Jersey City, NJ	404,604.3290	8.20%
Federated Equity Income Fund, Inc. – F	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	466,071.3360	27.59%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	194,864.1540	11.54%
	Pershing LLC, Jersey City NJ	170,978.6460	10.12%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	119,776.6550	7.09%
	First Clearing, LLC, St. Louis, MO	165,141.3660	9.78%
Federated Equity Income Fund, Inc. – IS	Federated Managed Tail Risk Fund II, Boston, MA	1,075,957.8630	14.58%
	National Financial Services LLC for the Exclusive Benefit of our Customers, Jersey City, NJ	2,835,991.9880	38.44%
	Wells Fargo Bank NA, FBO, Charlotte, NC	703,877.5140	9.54%
	First Clearing, LLC, Saint Louis, MO	409,297.5380	5.55%
	Emjay Corporation Custodian, Greenwood VLG, CO	636,477.0490	8.63%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Emerging Market Debt Fund – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	714,983.8730	6.78%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	1,027,099.8770	9.74%
	Pershing LLC, Jersey City NJ	826,640.2380	7.84%
	Charles Schwab & Co Inc. San Francisco, CA	701,925.5150	6.66%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	593,495.4920	5.63%
	LPL Financial, San Diego, CA	648,645.9410	6.15%
	First Clearing, LLC, St. Louis, MO	663,777.3140	6.30%
	American Enterprise INV SVC, Minneapolis, MN	754,713.0650	7.16%
	UBS WM USA, Jersey City, NJ	1,190,051.6190	11.29%
Federated Emerging Market Debt Fund – B	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	163,761.4140	15.21%
	Pershing LLC, Jersey City, NJ	60,338.5140	5.61%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	182,036.4690	16.91%
	LPL Financial, San Diego, CA	57,030.9140	5.30%
	First Clearing, LLC, St. Louis, MO	149,757.2570	13.91%
Federated Emerging Market Debt Fund – C	Pershing LLC, Jersey City, NJ	232,655.9130	6.65%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	916,162.1790	26.18%
	LPL Financial, San Diego, CA	205,718.8520	5.88%
	Stifel Nicolaus & Co Inc, Saint Louis, MO	210,201.9660	6.01%
	First Clearing, LLC, St. Louis, MO	399,104.8030	11.41%
	UBS WM USA, Jersey City, NJ	206,476.2650	5.90%
	Raymond James, St. Petersburg, FL	191,766.5200	5.48%
	Morgan Stanley & Co, Jersey City, NJ	443,589.2150	12.68%
Federated Emerging Market Debt Fund – IS	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	323,011.1970	8.58%
	First Clearing, LLC, St. Louis, MO	2,107,542.1240	55.96%
	Morgan Stanley & Co, Jersey City, NJ	452,423.6380	12.01%
	Emjay Corporation Custodian, Greenwood VLG, CO	224,015.3810	5.95%
	Fordyce & Co, Boston, MA	311,105.9840	8.26%
Federated Global Allocation Fund – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	1,124,756.2870	12.33%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	825,311,0990	9.05%
	Pershing LLC, Jersey City, NJ	479,311.1880	5.26%
	Emjay Corporation Custodian, Greenwood VLG, CO	461,023.4330	5.05%
	Paychex Securities Corporation W Henrietta, NY	902,843.5980	9.90%
Federated Global Allocation Fund – B	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	116,029.5350	7.95%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	303,492.5210	20.79%
	Pershing, LLC, Jersey City, NJ	328,094.8440	22.47%
	First Clearing, LLC, St. Louis, MO	134,664.0870	9.22%
Federated Global Allocation Fund – C
Federated Global Allocation Fund – IS	Wells Fargo Bank, NA FBO, Charlotte, NC	326,196.8750	15.29%
	Sand Fleas Partners LP, Pittsburgh PA	509,922.6530	23.90%
	Foxhoven Partners LP, Pittsburgh, PA	114,605.5650	5.37%
	Richmond Farm LP, Pittsburgh, PA	148,072.2210	6.94%
	Emjay Corporation Custodian, Greenwood Village, CO	196,321.5340	9.20%
Federated Global Allocation Fund – R
Federated Global Equity Fund – IS	FII Holdings Inc., Pittsburgh, PA	1,017,940.7850	99.42%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated GNMA Trust – IS	National Financial Services LLC for the Exclusive Benefit of our Customers, Jersey City, NJ	13,065,709.4700	40.20%
	Charles Schwab & Co Inc, San Francisco, CA	6,067,799.5360	18.67%
	Community Trust Bank, Inc., Pikeville KY	2,616,468.9550	8.05%
Federated GNMA Trust – SS	Pershing LLC, Jersey City, NJ	822,938.6690	19.03%
	Bank of Guam, Hagatna, GU	790,176.3360	18.27%
	National Financial Services LLC for the Exclusive Benefit of our Customers, Jersey City, NJ	217,127.4560	5.02%
	Charles Schwab & Co Inc., San Francisco, CA	225,755.7010	5.22%
	Paychex Securities Corporation Special Custody Account for the Exclusive Benefit of Customers, W Henrietta NY	448,269.1490	10.36%
Federated Government Ultrashort Duration Fund – A	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	283,722.7010	10.04%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	255,465.9680	9.04%
	Pershing LLC, Jersey City, NJ	191,855.6440	6.79%
	Trukan & Co Trust Company of Kansas, Wichita, KS	240,540.1720	8.52%
	First Clearing, LLC, St. Louis, MO	151,720.0420	5.37%
	UBS WM USA, Jersey City, NJ	712,006.2120	25.21%
	Raymond James, St Petersburg, FL	226,407.6540	8.02%
Federated Government Ultrashort Duration Fund – IS	National Financial Services LLC for the Exclusive Benefit of our Customer, Jersey City, NJ	30,816,154.4540	42.01%
	Charles Schwab & Co Inc., San Francisco, CA	9,166,010.7110	12.50%
	Morgan Stanley & Co, Jersey City, NJ	4,140,119.6450	5.64%
Federated Government Ultrashort Duration Fund – SS	Bank of Guam, Hagatna, GU	4,948,158.0220	8.22%
	Lincoln Life Insurance Co, Fort Wayne, IN	42,977,823.5330	71.38%
Federated High Income Bond Fund, Inc. – A	Edward D Jones & Co for Benefit of Customers, Saint Louis, MO	11,761,913.2510	10.32%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	8,831,045.7190	7.75%
	Pershing, LLC, Jersey City, NJ	11,912,848.9820	10.45%
	First Clearing, LLC, St. Louis, MO	9,673,823.3040	8.49%
	UBS WM USA, Jersey City, NJ	6,103,901.4920	5.35%
	Raymond James, St Petersburg, FL	8,797,379.3260	7.72%
	Planmember Services Corp, Kansas City, MO	7,947,218.9770	6.97%
Federated High Income Bond Fund, Inc. – B	Edward D. Jones & Co for the Benefit of Customers, Saint Louis, MO	912,026.1240	9.95%
	National Financial Services LLC for the Exlusive Benefit of our Customers, New York, NY	559,186.3010	6.10%
	Pershing LLC, Jersey City, NJ	1,213,097.6100	13.23%
	Charles Schwab & Co Inc., San Francisco, CA	565,679.2740	6.17%
	MLPF&S for the sole Benefit of its Customers, Jacksonville, FL	599,199.4670	6.54%
	First Clearing, LLC, St. Louis, MO	2,369,075.0730	25.84%
	Raymond James, St Petersburg, FL	676,420.2010	7.38%
Federated High Income Bond Fund, Inc. – C	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	1,811,516,5440	6.66%
	Pershing LLC, Jersey City, NJ	1,847,995.6730	6.80%
	Charles Schwab & Co Inc., San Francisco, CA	2,150,289.9830	7.91%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville FL	2,129,985.4900	7.83%
	First Clearing, LLC, St. Louis, MO	4,550,684.8780	16.73%
	UBS WM USA, Jersey City, NJ	2,093,954.0720	7.70%
	Raymond James, St. Petersburg FL	4,335,005.8700	15.94%
	Morgan Stanley & Co, Jersey City, NJ	2,600,908.7760	9.56%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated High-Yield Strategy Portfolio	The Fulton Company, Lancaster, PA	629,635.9750	40.85%
	Raymond James Omnibus for Mutual Funds, St. Petersburg, FL	653,022.1490	42.36%
	Buwi & Co, Youngstown, OH	170,602.0000	11.07%
	Maril & Co FBO NJ c/o M&I Trust Company NA, Milwaukee, WI	79,757.0000	5.17%
Federated High Yield Trust – IS	National Financial Services LLC for the Exclusive Benefit of our Customers, Jersey City, NJ	203,272.2250	60.51%
	Guartrust & Company 1, Chicago, IL	116,711.7590	34.74%
Federated High Yield Trust – SS	National Financial Services LLC for the Exclusive Benefit of our Customers, Jersey City, NJ	17,682,245.5130	26.85%
	Charles Schwab & Co Inc., San Francisco, CA	23,491,670.5370	35.67%
Federated Inflation-Protected Securities Core Fund	Federated Real Return Bond Fund, Boston, MA	5,311,475.7670	87.62%
	Federated Managed Tail Risk Fund II, Boston, MA	744,368.7950	12.28%
Federated International Bond Fund – A	Edward Jones & Co for the benefit of our Customers, Saint Louis MO	344,967.7750	7.15%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	314,845.9180	6.53%
	Pershing LLC, Jersey City NJ	976,111.1210	20.24%
	Charles Schwab & Co Inc., San Francisco, CA	318,135.6160	6.60%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville FL	345,556.3940	7.17%
	UBS WM USA, Jersey City, NJ	324,550.4210	6.73%
	Brown Brothers Harriman & Co As, Jersey City, NJ	707,065.0000	14.66%
Federated International Bond Fund – B	Edward Jones & Co for the Benefit of Customers, Saint Louis MO	35,560.4170	16.50%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	17,756.3300	8.24%
	Pershing LLC, Jersey City, NJ	43,651.0280	20.26%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	28,029.2100	13.01%
	LPL Financial San Diego, CA	12,321.5500	5.72%
	First Clearing, LLC, St Louis MO	44,700.8580	20.74%
Federated International Bond Fund – C	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	109,143.6250	12.03%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	137,139.1940	15.11%
	First Clearing, LLC, St Louis, MO	102,435.1840	11.29%
	UBS WM USA, Jersey City, NJ	175,924.0400	19.39%
	Morgan Stanley & Co, Jersey City NJ	111,162.8280	12.25%
Federated International Bond Strategy Portfolio	The Fulton Company, Lancaster, PA	186,462.0010	40.30%
	Raymond James Omnibus For Mutual Funds, St. Petersburg, FL	197,802.4760	42.75%
	Buwi & Co, Youngstown, OH	51,896.0000	11.22%
	Maril & Co FBO NJ c/o M&I Trust Company NA, Milwaukee, WI	23,999.000	5.19%
Federated Intermediate Corporate Bond Fund – IS	National Financial Services LLC for the Exclusive Benefit of our Customers, Jersey City, NJ	3,986,883.7390	20.26%
	Charles Schwab & Co Inc., San Francisco, CA	4,153,655.1030	21.11%
	FNB Nominee Co, Indiana, PA	1,508,318.7170	7.66%
	CPF Managed Portfolio, III	2,576,058.5570	13.09%
	DBTCO 0, Dubuque, IA	1,147,805.1040	5.83%
Federated Intermediate Corporate Bond Fund – SS	National Financial Services LLC for the Exclusive Benefit of our Customers, Jersey City, NJ	1,297,208.3460	34.75%
	RSBCO, Ruston, LA	390,065.3160	10.45%
	Nationwide Life Insurance Company, Columbus OH	250,167.0150	6.70%
	Planmember Services Corp, Kansas City, MO	1,213,573.3320	32.51%
Federated InterContinental Fund – A	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	1,006,497.5230	18.33%
	Pershing LLC, Jersey City, NJ	1,965,391.9270	35.79%
	American Enterprise INV SVC, Minneapolis, MN	402,669.4480	7.33%
	Genworth Financial Trust Company, Phoenix, AZ	328,105.7840	5.98%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated InterContinental Fund – B	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	21,961.0990	11.81%
	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	9,357.9760	5.03%
	National Financial Services LLC for the Exclusive Benefit of our Customers, New York, NY	23,867.3080	12.83%
	Pershing LLC, Jersey City, NJ	28,801.5490	15.48%
	First Clearing, LLC, St Louis, MO	22,299.5230	11.99%
Federated InterContinental Fund – C	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	111,962.1550	13.27%
	First Clearing, LLC, Special Custody Acct for the Exclusive Benefit of Customer, St Louis, MO	48,003.3240	5.69%
	UBS WM USA, Jersey City, NJ	83,165.1670	9.86%
	Morgan Stanley & Co, Jersey City, NJ	93,625.8290	11.10%
Federated InterContinental Fund – IS	Federated Stock and Bond Fund State Street Corporation, Boston, MA	725,362.5760	13.58%
	Federated Managed Tail Risk Fund II, Boston, MA	688,851.7820	12.90%
	National Financial Services, LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	644,773.6870	12.08%
	Bancorpsouth, Jackson, MS	269,493.5720	5.05%
	Enterprise Trust & Investment Co, Los Gatos, CA	336,936.9660	6.31%
	Reliance Trust Co, Atlanta, GA	405,319.5230	7.59%
	Firtan, Manhattan, KS	346,692.5620	6.49%
Federated InterContinental Fund – R	Frontier Trust Company FBO, Fargo, ND	7,171.7960	6.85%
Federated InterContinental Fund – R6	Federated Global Investment Mgmt Company, Pittsburgh, PA	1.9600	100.00%
Federated Intermediate Government/Corporate Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	5,671,385.8780	55.04%
	Nationwide Trust Company FSB, Columbus, OH	787,918.3480	7.65%
	BUWI & Co, Youngstown, OH	528,687.3270	5.13%
	Reliance Trust Company, Atlanta, GA	1,522,345.9580	14.77%
Federated Intermediate Government/Corporate Fund – SS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	262,804.1740	7.80%
	Charles Schwab & Co Inc, San Francisco, CA	2,762,048.2480	81.97%
Federated Intermediate Government Fund, Inc. – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	108,773.9420	13.66%
	FPB & Co First & Peoples Bank, Russell, KY	97,596.8600	12.26%
	Suffolk County National Bank, Bohemia, NY	58,527.4760	7.35%
	Nationwide Trust Company FSB, Columbus, OH	289,804.1480	36.39%
	Treynor State Bank, Treynor, IA	84,552.6460	10.62%
	MG Trust Co as Agent for NTC & Co Custodian FBO, Denver, CO	64,937.7510	8.15%
Federated Intermediate Government Fund, Inc. – SS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	103,311.7320	5.12%
	RSBCO, Ruston, LA	172,430.1370	8.54%
	Charles Schwab & Co Inc, San Francisco, CA	207,984.2000	10.30%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	325,576.1620	16.13%
Federated Institutional High Yield Bond – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	48,261,724.1280	18.12%
	Charles Schwab & Co Inc, San Francisco, CA	23,675,416.8580	8.89%
	J P Morgan Clearing Corp Omnibus Acct for the Exclusive Benefit of Customers, Brooklyn, NY	59,379,991.7830	22.29%
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015, St Petersburg, FL	17,110,917.6730	6.42%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated International Leaders Fund – A	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	1,323,541.0200	10.91%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	2,161,223.2510	17.82%
	Pershing LLC, Jersey City, NJ	921,884.4790	7.60%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	1,059,352.0190	8.73%
	American Enterprise INV SVC, Minneapolis, MN	1,256,337.1850	10.36%
	UBS WM USA, Jersey City, NJ	626,502.3110	5.17%
Federated International Leaders Fund – B	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	76,710.1230	10.85%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	70,905.9900	10.03%
	Pershing LLC, Jersey City, NJ	60,906.6000	8.62%
	Charles Schwab & Co Inc, San Francisco, CA	47,410.9410	6.71%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	92,097.9600	13.03%
	First Clearing, LLC, St Louis, MO	114,590.9780	16.21%
	American Enterprise INV SVC, Minneapolis, MN	99,098.1180	14.02%
Federated International Leaders Fund – C	Pershing LLC, Jersey City, NJ	87,106.6400	6.13%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	262,416.6430	18.47%
	First Clearing, LLC, St Louis, MO	223,501.3360	15.73%
	American Enterprise INV SVC, Minneapolis, MN	96,723.2800	6.81%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	78,286.5420	5.51%
	Morgan Stanley & Co, Jersey City, NJ	104,596.5890	7.36%
Federated International Leaders Fund – IS	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	533,791.4240	5.65%
	First National Trust Company, Johnstown, PA	592,863.6240	6.27%
	First Clearing, LLC, St Louis, MO	972,093.1560	10.29%
	Morgan Stanley & Co, Jersey City, NJ	584,680.5830	6.19%
	Emjay Corporation Custodian FBO Plans of RPSA Customers, Greenwood VLG, CO	656,470.4480	6.95%
	Frontier Trust Co FBO, Fargo, ND	629,479.3900	6.66%
	Maril & Co FBO NG, Milwaukee, WI	3,038,134.0900	32.16%
Federated International Leaders Fund – R	Federated Global Investment Mgmt Company, Pittsburgh, PA	3.6930	100.00%
Federated International Leaders Fund – R6	Federated Global Investment Mgmt Company, Pittsburgh, PA	3.3000	100.00%
Federated International Small-Mid Company Fund – A	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	271,370.3460	8.14%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	393,986.9830	11.82%
	Pershing LLC, Jersey City, NJ	212,424.1140	6.37%
	Charles Schwab & Co Inc, San Francisco, CA	173,638.1130	5.21%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	309,889.0020	9.30%
	First Clearing, LLC, St Louis, MO	199,269.2610	5.98%
	Morgan Stanley & Co, Jersey City, NJ	176,551.7740	5.30%
Federated International Small-Mid Company Fund – B	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	24,087.1500	13.35%
	Pershing LLC, Jersey City, NJ	26,366.8760	14.61%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	9,791.4540	5.43%
	Stifel Nicolaus & Co Inc Exclusive Benefit of Customers, Saint Louis, MO	9,606.7870	5.32%
	First Clearing, LLC, St Louis, MO	15,424.7110	8.55%
	Morgan Stanley & Co, Jersey City, NJ	10,176.3280	5.64%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated International Small-Mid Company Fund – C	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	101,953.7140	15.16%
	Pershing LLC, Jersey City, NJ	38,670.9120	5.75%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	82,995.3360	12.34%
	First Clearing, LLC, St Louis, MO	46,575.6040	6.93%
	UBS WM USA, Jersey City, NJ	48,702.4830	7.24%
	Morgan Stanley & Co, Jersey City, NJ	54,218.9900	8.06%
Federated International Small-Mid Company Fund – IS	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	30,578.7520	5.47%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	91,871.5840	16.44%
	Emjay Corporation Custodian, Greenwood VLG, CO	251,856.6940	45.08%
	PIMS/Prudential Retirement, Houston, TX	33,460.4160	5.99%
Federated International Strategic Value Dividend Fund – A	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	6,315,946.2430	11.36%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	5,805,522.0860	10.44%
	Pershing LLC, Jersey City, NJ	3,850,361.2380	6.93%
	Charles Schwab & Co Inc, San Francisco, CA	10,809,218.0780	19.44%
	American Enterprise INV SVC, Minneapolis, MN	7,252,199.9230	13.05%
	UBS WM USA, Jersey City, NJ	5,862,052.3490	10.54%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	4,103,753.0150	7.38%
Federated International Strategic Value Dividend Fund – C	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	1,225,685.0690	8.01%
	Pershing LLC, Jersey City, NJ	1,768,708.1990	11.56%
	First Clearing, LLC, St Louis, MO	1,772,917.0470	11.59%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	5,104,643.3200	33.36%
	Morgan Stanley & Co, Jersey City, NJ	1,685,696.3550	11.02%
Federated International Strategic Value Dividend Fund – IS	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	4,317,611.7860	6.56%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	11,268,706.4060	17.12%
	Charles Schwab & Co Inc, San Francisco, CA	13,937,737.6530	21.17%
	First Clearing, LLC, St Louis, MO	8,287,692.9300	12.59%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	7,193,772.4850	10.93%
	Morgan Stanley & Co, Jersey City, NJ	7,343,437.3420	11.15%
Federated Income Trust – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	3,596,427.7200	9.40%
	Charles Schwab & Co Inc, San Francisco, CA	16,278,201.1590	42.55%
	LPL Financial, San Diego, CA	3,272,489.0140	8.55%
Federated Income Trust – SS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	286,433.4440	10.10%
	Fidelity State Bank & Trust Co, Dodge City, KS	398,977.3950	14.07%
	Mainsource Bank, Greensburg, IN	264,438.3650	9.32%
	Emjay Corporation Custodian, Greenwood VLG, CO	1,103,669.3410	38.92%
Federated Kaufmann Fund – A	Edward D Jones & Co, Saint Louis, MO	41,659,890.9210	17.60%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	18,643,078.3470	7.87%
	Pershing LLC, Jersey City, NJ	19,232,885.2270	8.12%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	14,787,810.0080	6.25%
	First Clearing, LLC, St Louis, MO	22,168,253.2870	9.36%
	UBS WM USA, Jersey City, NJ	13,802,470.0510	5.83%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Kaufmann Fund – B	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	3,502,084.1680	12.70%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	3,120,481.0000	11.31%
	Pershing LLC, Jersey City, NJ	4,946,075.6520	17.93%
	First Clearing, LLC, St Louis, MO	4,318,157.5540	15.66%
Federated Kaufmann Fund – C	Pershing LLC, Jersey City, NJ	4,625,255.1500	6.38%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	12,792,318.6490	17.64%
	First Clearing, LLC, St Louis, MO	9,700,793.9160	13.38%
	UBS WM USA, Jersey City, NJ	6,227,971.1420	8.59%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	3,923,657.6570	5.41%
	Morgan Stanley & Co, Jersey City, NJ	10,097,704.4800	13.92%
Federated Kaufmann Fund – R	Charles Schwab & Co Inc, San Francisco, CA	43,705,445.8860	8.45%
Federated Kaufmann Large Cap Fund – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	2,514,266.4460	12.24%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	1,285,417.8550	6.26%
	Pershing LLC, Jersey City, NJ	2,606,105.4020	12.69%
	LPL Financial, San Diego, CA	1,331,428.6670	6.48%
	American Enterprise INV SVC, Minneapolis, MN	1,540,111.4840	7.50%
	UBS WM USA, Jersey City, NJ	4,689,134.3350	22.82%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	1,490,707.1720	7.26%
Federated Kaufmann Large Cap Fund – C	Merrill Lynch Pierce Fenner & Smith for the Sole Benefits of its Customers, Jacksonville, FL	2,729,025.4610	26.58%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	536,845.3700	5.23%
	First Clearing, LLC, St Louis, MO	1,843,125.5190	17.95%
	UBS WM USA, Jersey City, NJ	1,060,512.5370	10.33%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	1,281,775.9660	12.48%
	Morgan Stanley & Co, Jersey City, NJ	1,216,984.1010	11.85%
Federated Kaufmann Large Cap Fund – IS	Merrill Lynch Pierce Fenner & Smith for the Sole Benefits of its Customers, Jacksonville, FL	4,229,391.3010	22.42%
	First Clearing, LLC, St Louis, MO	2,308,059.5770	12.24%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	975,272.1900	5.17%
	Morgan Stanley & Co, Jersey City, NJ	2,361,523.6580	12.52%
	DCGT as TTEE and/or Cust, Des Moines, IA	1,853,441.1360	9.83%
Federated Kaufmann Large Cap Fund – R	Merrill Lynch Pierce Fenner & Smith for the Sole Benefits of its Customers, Jacksonville, FL	74,647.3530	8.24%
Federated Kaufmann Small Cap Fund – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	1,340,341.7650	8.12%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	2,199,380.0960	13.33%
	Pershing LLC, Jersey City, NJ	1,162,603.3670	7.04%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	940,041.3350	5.70%
	First Clearing, LLC, St Louis, MO	1,630,422.2900	9.88%
Federated Kaufmann Small Cap Fund – B	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	97,440.1380	7.04%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	120,454.7540	8.70%
	Pershing LLC, Jersey City, NJ	281,873.7260	20.37%
	LPL Financial, San Diego, CA	79,218.6480	5.72%
	First Clearing, LLC, St Louis, MO	189,312.7350	13.68%
	Morgan Stanley & Co, Jersey City, NJ	85,429.8550	6.17%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Kaufmann Small Cap Fund – C	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	786,915.8710	11.98%
	Pershing LLC, Jersey City, NJ	412,752.3080	6.29%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	977,055.1120	14.88%
	First Clearing, LLC, St Louis, MO	868,160.4910	13.22%
	UBS WM USA, Jersey City, NJ	425,188.4830	6.48%
	Morgan Stanley & Co, Jersey City, NJ	896,969.2220	13.66%
Federated MDT All Cap Core Fund – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	191,768.2280	9.80%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	106,474.2030	5.44%
	UBS WM USA, Jersey City, NJ	450,793.8840	23.03%
	RBC Capital Markets LLC, Minneapolis, MN	128,169.7720	6.55%
	Morgan Stanley & Co, Jersey City, NJ	174,008.0720	8.89%
	Paychex Securities Corporation Special Custody Account for the Exclusive Benefit of Customers, W Henrietta, NY	160,805.2100	8.21%
Federated MDT All Cap Core Fund – C	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	152,049.3550	9.01%
	First Clearing, LLC, St Louis, MO	117,975.3830	6.99%
	UBS WM USA, Jersey City, NJ	149,549.3420	8.86%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	150,098.3480	8.89%
	Morgan Stanley & Co, Jersey City, NJ	587,444.7480	34.79%
Federated MDT All Cap Core Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	121,286.7210	5.26%
	Federated Private Asset Mgmt Inc, Pittsburgh, PA	295,524.4550	12.82%
	Emjay Corporation Custodian, Greenwood VLG, CO	577,204.7160	25.04%
Federated MDT Balanced Fund – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	603,282.1730	17.27%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	326,713.1750	9.35%
	Emjay Corporation Custodian, Greenwood VLG, CO	604,094.8670	17.29%
	Paychex Securities Corporation Special Custody Account for the Exclusive Benefit of Customers, W Henrietta, NY	266,128.6880	7.62%
Federated MDT Balanced Fund – IS	State Street Bank and Trust Company, Needham, MA	275,858.8130	8.59%
	Emjay Corporation Custodian, Greenwood Village, CO	420,128.8650	13.09%
Federated MDT Balanced Fund – R	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	11,190.4210	38.68%
	David M Bowers 401 K Savings Plan, Eighty Four, PA	2,582.3180	8.93%
	Fifth Third Bank TTEE, Cincinnati, OH	13,626.3150	47.10%
Federated Mortgage Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	3,805,131.3450	20.05%
	FNB Nominee Co, Indiana, PA	1,741,571.7240	9.18%
	Charles Schwab & Co Inc, San Francisco, CA	2,264,171.1670	11.93%
	FNB Nominee Co, Indiana, PA	1,039,621.8300	5.48%
	CPF Managed Portfolio III, Pittsburgh, PA	7,629,189.2520	40.20%
Federated Mortgage Fund – SS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	283,937.7320	6.69%
	RSBCO, Ruston, LA	246,811.4660	5.82%
	FNB Nominee Co, Indiana, PA	2,100,498.8720	49.50%
	Emjay Corporation Custodian, Greenwood VLG, CO	269,758.8460	6.36%
	Suntrust Bank FBO, Greenwood VLG, CO	635,916.7950	14.99%
Federated Mortgage Core Portfolio	Federated Strategic Income Fund, North Quincy, MA	16,088,667.5010	9.59%
	Federated Total Return Bond Fund, Quincy, MA	131,270,708.8740	78.28%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Mortgage Strategy Portfolio	The Fulton Company, Lancaster, PA	1,835,601.9960	35.38%
	Raymond James Omnibus for Mutual Funds, St. Petersburg, FL	1,725,535.2900	33.26%
	Morgan Stanley & Co, Jersey City, NJ	876,160.7620	16.89%
	Buwi & Co, Youngstown, OH	471,453.0000	9.09%
Federated Municipal High Yield Advantage Fund – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	5,475,668.0840	20.58%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	2,057,740.4980	7.73%
	Pershing LLC, Jersey City, NJ	2,741,873.6820	10.31%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	1,490,169.3660	5.60%
	First Clearing, LLC, St Louis, MO	2,254,872.6140	8.48%
	UBS WM USA, Jersey City, NJ	1,613,581.0260	6.06%
Federated Municipal High Yield Advantage Fund – B	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	467,237.5400	24.07%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	176,949.3340	9.11%
	Pershing LLC, Jersey City, NJ	142,685.6650	7.35%
	First Clearing, LLC, St Louis, MO	485,152.8160	24.99%
Federated Municipal High Yield Advantage Fund – C	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	432,351.6070	6.62%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	867,949.0610	13.30%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	600,195.1190	9.19%
	First Clearing, LLC, St Louis, MO	1,598,668.2720	24.49%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	900,681.2270	13.80%
	Morgan Stanley & Co, Jersey City, NJ	510,093.7990	7.81%
Federated Municipal High Yield Advantage Fund – F	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	5,760,376.1620	26.10%
	Pershing LLC, Jersey City, NJ	4,984,939.9210	22.59%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	2,243,950.1820	10.17%
	First Clearing, LLC, St Louis, MO	1,874,626.2130	8.49%
Federated Municipal High Yield Advantage Fund – IS	First Clearing, LLC, St Louis, MO	294,522.6450	98.44%
Federated MDT Large Cap Growth Fund – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	434,405.8280	11.92%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	380,396.4030	10.44%
	Pershing LLC, Jersey City, NJ	303,137.4420	8.32%
	Charles Schwab & Co Inc, San Francisco, CA	188,094.0110	5.16%
	First Clearing, LLC, St Louis, MO	347,146.3350	9.53%
Federated MDT Large Cap Growth Fund – B	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	30,434.2070	5.10%
	Pershing LLC, Jersey City, NJ	81,761.3390	13.69%
	First Clearing, LLC, St Louis, MO	273,412.7540	45.78%
Federated MDT Large Cap Growth Fund – C	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	100,224.5590	12.91%
	First Clearing, LLC, St Louis, MO	136,678.8900	17.61%
Federated MDT Large Cap Growth Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	142,370.0220	37.25%
	Lebank Lake Elmo Bank, Oakdale, MN	66,850.1160	17.49%
	Firnal of Waverly, Waverly, IA	63,134.9020	16.52%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated MDT Mid Cap Growth Strategies Fund – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	440,953.9710	7.93%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	548,553.5840	9.86%
	Emjay Corporation Custodian, Greenwood VLG, CO	343,903.6040	6.18%
Federated MDT Mid Cap Growth Strategies Fund – B	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	7,980.0720	7.31%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	8,653.2080	7.92%
	Pershing LLC, Jersey City, NJ	6,937.2320	6.35%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	6,043.6550	5.53%
	First Clearing, LLC, St Louis, MO	16,094.0000	14.73%
Federated MDT Mid Cap Growth Strategies Fund – C	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	21,744.0220	7.31%
	Pershing LLC, Jersey City, NJ	19,650.3300	6.60%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	27,758.1390	9.33%
	Morgan Stanley & Co, Jersey City, NJ	17,295.8730	5.81%
Federated MDT Mid Cap Growth Strategies Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	1,005,617.6580	49.50%
	FII Holding Inc, Pittsburgh, PA	225,275.9630	11.09%
	Emjay Corporation Custodian, Greenwood VLG, CO	558,789.4960	27.51%
Federated MDT Mid Cap Growth Strategies Fund – R	Planmember Services Corp, Kansas City, MO	73,094.3220	76.06%
	Emjayco FBO, Greenwood VLG, CO	6,633.2740	6.90%
Federated Muni and Stock Advantage Fund – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	15,138,634.6290	49.99%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	1,639,153.1180	5.41%
	Pershing LLC, Jersey City, NJ	2,217,377.2450	7.32%
	American Enterprise INV SVC, Minneapolis, MN	1,539,061.3140	5.08%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	1,704,668.1830	5.63%
Federated Muni and Stock Advantage Fund – B	Edward D Jones & Co, Saint Louis, MO	941,030.3980	38.09%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	147,973.1800	5.99%
	Pershing LLC, Jersey City, NJ	248,326.3320	10.05%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	187,022.1190	7.57%
	First Clearing, LLC, St Louis, MO	262,372.5170	10.62%
	American Enterprise INV SVC, Minneapolis, MN	202,910.0300	8.21%
Federated Muni and Stock Advantage Fund – C	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	899,793.0290	7.97%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	569,388.6060	5.04%
	Pershing LLC, Jersey City, NJ	819,498.0360	7.26%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	2,029,616.6710	17.98%
	First Clearing, LLC, St Louis, MO	2,043,888.8280	18.10%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	1,959,554.2160	17.36%
	Morgan Stanley & Co, Jersey City, NJ	878,734.2510	7.78%
Federated Muni and Stock Advantage Fund – F	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	3,118,716.6810	57.54%
	Pershing LLC, Jersey City, NJ	1,297,293.9690	23.93%
	First Clearing, LLC, St Louis, MO	409,463.9860	7.55%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Muni and Stock Advantage Fund – IS	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	668,706.4200	20.44%
	Pershing LLC, Jersey City, NJ	209,232.9190	6.40%
	LPL Financial, San Diego, CA	184,121.9990	5.63%
	First Clearing, LLC, St Louis, MO	788,276.0130	24.09%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	279,234.2660	8.54%
	Morgan Stanley & Co, Jersey City, NJ	800,534.0810	24.47%
Federated MDT Small Cap Core Fund – A	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	20,611.6120	7.53%
	Charles Schwab & Co Inc, San Francisco, CA	37,474.5290	13.69%
	RBC Capital Markets LLC, Minneapolis, MN	71,850.1940	26.25%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	17,546.7280	6.41%
	Paychex Securities Corporation Special Custody Account for the Exclusive Benefit of Customers, W Henrietta, NY	18,170.7110	6.64%
Federated MDT Small Cap Core Fund – C	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	79,170.2210	31.20%
	First Clearing, LLC, St Louis, MO	15,745.2980	6.21%
	UBS WM USA, Jersey City, NJ	15,582.6330	6.14%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	50,829.4600	20.03%
	Capital Bank Trustco, Greenwood VLG, CO	32,429.7350	12.78%
Federated MDT Small Cap Core Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	639,757.1680	63.92%
	Amboy National Bank Trust Dept, Old Bridge, NJ	156,531.6690	15.64%
Federated MDT Small Cap Growth Fund – A	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	145,558.9650	7.92%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	137,907.2240	7.51%
	Pershing LLC, Jersey City, NJ	127,218.2790	6.92%
	LPL Financial, San Diego, CA	116,445.3860	6.34%
	First Clearing, LLC, St Louis, MO	139,026.3380	7.57%
Federated MDT Small Cap Growth Fund – B	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	14,470.5620	11.23%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	6,613.6140	5.13%
	Pershing LLC, Jersey City, NJ	13,663.1330	10.61%
	Charles Schwab & Co Inc, San Francisco, CA	8,359.9370	6.49%
	First Clearing, LLC, St Louis, MO	18,791.3540	14.59%
	UBS WM USA, Jersey City, NJ	12,889.0930	10.01%
Federated MDT Small Cap Growth Fund – C	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	35,478.6260	10.84%
	Charles Schwab & Co Inc, San Francisco, CA	84,988.2810	25.96%
	First Clearing, LLC, St Louis, MO	49,449.0440	15.10%
	RBC Capital Markets LLC, Minneapolis, MN	22,902.5870	7.00%
Federated MDT Small Cap Growth Fund – IS	Pershing LLC, Jersey City, NJ	333,345.5270	17.72%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	845,183.8420	44.92%
	LPL Financial, San Diego, CA	353,983.3770	18.82%
	First Clearing, LLC, St Louis, MO	152,688.6620	8.12%
Federated Municipal Securities Fund, Inc. – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	5,013,208.9510	13.18%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	2,616,590.6040	6.88%
	Pershing LLC, Jersey City, NJ	2,022,985.2050	5.32%
	First Clearing, LLC, St Louis, MO	3,332,622.6800	8.76%
	UBS WM USA, Jersey City, NJ	1,907,727.0410	5.02%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Municipal Securities Fund, Inc. – B	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	211,183.1800	22.87%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	99,978.1680	10.83%
	Pershing LLC, Jersey City, NJ	187,542.8160	20.31%
	Charles Schwab & Co Inc, San Francisco, CA	53,905.5370	5.84%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	54,237.9070	5.87%
	First Clearing, LLC, St Louis, MO	165,329.0020	17.91%
Federated Municipal Securities Fund, Inc. – C	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	140,294.6280	6.18%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	313,603.6740	13.81%
	Pershing LLC, Jersey City, NJ	152,631.5850	6.72%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	424,845.3960	18.71%
	LPL Financial, San Diego, CA	162,646.2200	7.16%
	First Clearing, LLC, St Louis, MO	258,855.3800	11.40%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	172,652.9790	7.60%
	Morgan Stanley & Co, Jersey City, NJ	192,959.9100	8.50%
Federated Municipal Securities Fund, Inc. – F	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	741,652.6050	37.26%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	397,861.6400	19.99%
	Pershing LLC, Jersey City, NJ	295,937.5170	14.87%
	LPL Financial, San Diego, CA	115,221.4890	5.79%
	First Clearing, LLC, St Louis, MO	177,996.4310	8.94%
Federated MDT Stock Trust – IS	FII Holding Inc, Pittsburgh, PA	118,962.3760	8.77%
	Emjay Corporation Custodian, Greenwood VLG, CO	1,028,318.6190	75.79%
Federated MDT Stock Trust – SS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	1,197,707.5700	14.64%
	Charles Schwab & Co Inc, San Francisco, CA	1,056,986.5770	12.92%
	Emjay Corporation Custodian, Greenwood Village, CO	815,004.9680	9.96%
	Paychex Securities Corporation Special Custody Account for the Exclusive Benefit of Customers, Henrietta, NY	692,979.4200	8.47%
Federated Municipal Ultrashort Fund – A	Pershing LLC, Jersey City, NJ	9,320,703.1910	5.19%
	First Clearing, LLC, St Louis, MO	26,223,875.9660	14.61%
	UBS WM USA, Jersey City, NJ	59,767,082.4540	33.29%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	11,774,410.0270	6.56%
	Morgan Stanley & Co, Jersey City, NJ	41,078,047.9700	22.88%
Federated Municipal Ultrashort Fund – IS	Pershing LLC, Jersey City, NJ	29,167,309.8730	16.27%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	22,357,413.8190	12.47%
	The Mechanics Bank TTEE, Richmond, CA	16,389,902.7970	9.14%
	Charles Schwab & Co Inc, San Francisco, CA	27,229,959.1760	15.19%
	First Clearing, LLC, St Louis, MO	11,655,631.0770	6.50%
	Morgan Stanley & Co, Jersey City, NJ	10,952,275.3140	6.11%
Federated Project and Trade Finance Core Fund	Federated Total Return Bond Fund, Boston MA	22,470,645.0300	58.96%
	Federated Strategic Income Fund, Boston, MA	2,712,705.8490	7.12%
	Federated Floating Rate Strategic Income Fund, Boston, MA	4,573,360.3280	12.00%
	H-E-B Brand Savings & Retirement Plan Trust, San Antonio, TX	2,586,045.4450	6.79%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Prudent Bear Fund – A	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	16,100,636.8730	14.42%
	Pershing LLC, Jersey City, NJ	8,900,531.2530	7.97%
	American Enterprise INV SVC, Minneapolis, MN	7,846,806.5480	7.03%
	UBS WM USA, Jersey City, NJ	20,015,890.2350	17.93%
	Charles Schwab & Co Inc, San Francisco, CA	17,932,140.4510	16.06%
Federated Prudent Bear Fund – C	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	2,756,226.9730	10.97%
	Stifel Nicolaus & Co Inc, St Louis, MO	1,573,046.0560	6.26%
	First Clearing, LLC, St Louis, MO	3,254,613.8280	12.95%
	UBS WM USA, Jersey City, NJ	4,691,941.1610	18.67%
	Morgan Stanley & Co, Jersey City, NJ	4,963,344.1880	19.75%
Federated Prudent Bear Fund – IS	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	36,856,767.1980	35.86%
	First Clearing, LLC, St Louis, MO	10,158,172.1130	9.88%
	Morgan Stanley & Co, Jersey City, NJ	20,252,316.7080	19.70%
	Calhoun & Co, Detroit, MI	5,463,829.3920	5.32%
Federated Prudent DollarBear Fund – A	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	1,506,908.0880	14.52%
	LPL Financial, San Diego, CA	848,429.6120	8.17%
	American Enterprise INV SVC, Minneapolis, MN	533,433.8960	5.14%
	Charles Schwab & Co Inc, San Francisco, CA	3,062,191.7030	29.50%
Federated Prudent DollarBear Fund – C	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	89,079.7600	7.56%
	Pershing LLC, Jersey City, NJ	97,779.2870	8.30%
	First Clearing, LLC, St Louis, MO	223,501.5440	18.97%
	UBS WM USA, Jersey City, NJ	182,363.4100	15.48%
	Morgan Stanley & Co, Jersey City, NJ	101,409.2030	8.61%
Federated Prudent DollarBear Fund – IS	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	392,715.6780	21.18%
	Douglas Cleve Noland Kui Cai JT Wros, Pittsburgh, PA	174,586.1290	9.42%
	Twin Cities Public Television Inc, Saint Paul, MN	107,613.3600	5.80%
	First Clearing, LLC, St Louis, MO	702,394.6850	37.88%
	Morgan Stanley & Co, Jersey City, NJ	195,108.1200	10.52%
Federated Real Return Bond Fund – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	268,521.4010	10.40%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	1,300,994.6470	50.40%
	Pershing LLC, Jersey City, NJ	179,966.4990	6.97%
	First Clearing, LLC, St Louis, MO	164,140.1320	6.36%
Federated Real Return Bond Fund – C	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	119,018.2550	9.98%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	139,889.5290	11.73%
	First Clearing, LLC, St Louis, MO	86,855.8180	7.29%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Real Return Bond Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	522,399.1250	23.78%
	Farmers State Bank, Lagrange, IN	125,313.3190	5.70%
	Charles Schwab & Co Inc, San Francisco, CA	285,178.1460	12.98%
	Pioneer Bank & Trust, Belle Fourche, SD	517,598.3810	23.56%
	First County Bank, Stamford, CT	132,553.7060	6.03%
	Fifth Third Bank, Cincinnati, OH	139,024.5620	6.33%
Federated Floating Rate Strategic Income Fund – A	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	1,671,167.0490	10.60%
	Pershing LLC, Jersey City, NJ	1,540,147.0170	9.77%
	LPL Financial, San Diego, CA	1,169,626.1030	7.42%
	First Clearing, LLC, St Louis, MO	1,426,963.7520	9.05%
	American Enterprise INV SVC, Minneapolis, MN	928,441.3900	5.89%
	UBS WM USA, Jersey City, NJ	4,719,515.7780	29.94%
	Morgan Stanley & Co, Jersey City, NJ	1,686,536.2370	10.70%
Federated Floating Rate Strategic Income Fund – IS	Pershing LLC, Jersey City, NJ	760,878.2330	5.30%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	1,178,799.8620	8.21%
	Senat, Moline, IL	854,204.2520	5.95%
	Charles Schwab & Co Inc, San Francisco, CA	871,692.7160	6.07%
	FII Holdings Inc, Pittsburgh, PA	3,492,736.4280	24.34%
	Morgan Stanley & Co, Jersey City, NJ	1,313,937.4870	9.16%
	Fifth Third Bank TTEE, Cincinnati, OH	808,924.6930	5.64%
	Carabec, Clive, IA	1,214,418.6460	8.46%
Federated Short-Intermediate Duration Municipal Trust – A	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	7,539,776.5930	15.81%
	First Clearing, LLC, St Louis, MO	14,196,911.9600	29.77%
	UBS WM USA, Jersey City, NJ	11,637,509.1140	24.40%
	Morgan Stanley & Co, Jersey City, NJ	5,212,021.3670	10.93%
Federated Short-Intermediate Duration Municipal Trust – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	5,606,246.4900	11.00%
	Charles Schwab & Co Inc, San Francisco, CA	28,298,142.4960	55.54%
	First Clearing, LLC, St Louis, MO	3,362,988.5550	6.60%
Federated Short-Intermediate Duration Municipal Trust – SS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	491,269.3890	13.37%
	Charles Schwab & Co Inc, San Francisco, CA	854,340.3100	23.25%
	Bank of Guam, Hagatna, GU	531,796.9460	14.47%
Federated Short-Term Income Fund – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	1,562,789.5690	10.96%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	1,033,781.1940	7.25%
	Pershing LLC, Jersey City, NJ	734,500.8460	5.15%
	First Clearing, LLC, St Louis, MO	1,818,993.2210	12.76%
	UBS WM USA, Jersey City, NJ	4,205,453.7310	29.49%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	766,736.3440	5.38%
	Morgan Stanley & Co, Jersey City, NJ	1,427,208.5110	10.01%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Short-Term Income Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	6,061,556.6570	7.20%
	Charles Schwab & Co Inc, San Francisco, CA	47,759,169.3390	56.74%
	Milards & Co, Oaks, PA	4,626,979.4740	5.50%
	MB Financial – Trustee, Rosemont, IL	5,517,782.1710	6.56%
Federated Short-Term Income Fund – SS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	2,704,984.4160	12.16%
	Charles Schwab & Co Inc, San Francisco, CA	2,781,472.5970	12.50%
	Oceanfirst Bank, Toms River, NJ	1,592,821.5880	7.16%
	Planmember Services Corp, Kansas City, MO	1,576,831.4280	7.09%
	Genworth Financial Trust Company, Phoenix, AZ	10,647,742.6140	47.85%
Federated Short-Term Income Fund – Y	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	11,777,250.7720	25.92%
	Charles Schwab & Co Inc, San Francisco, CA	6,245,364.4990	13.74%
	Henry L Hillman Elsie H Hillman C G Grefenstette TTEES of the Henry Hillman Trust, Pittsburgh, PA	3,676,756.7790	8.09%
	Hillman Family Foundations, Pittsburgh, PA	3,984,848.8530	8.77%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	6,590,805.0960	14.51%
	MAC & Co, Pittsburgh, PA	2,590,588.0540	5.70%
Federated Strategic Value Dividend Fund – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	33,194,089.4510	10.10%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	56,353,436.5640	17.14%
	First Clearing, LLC, St Louis, MO	19,184,457.8200	5.84%
	American Enterprise INV SVC, Minneapolis, MN	50,699,333.1390	15.42%
	UBS WM USA, Jersey City, NJ	26,917,674.0560	8.19%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	25,701,979.4070	7.82%
Federated Strategic Value Dividend Fund – C	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	29,598,781.6300	17.27%
	First Clearing, LLC, St Louis, MO	26,556,679.1010	15.50%
	UBS WM USA, Jersey City, NJ	11,522,036.0820	6.72%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	39,038,102.9920	22.78%
	Morgan Stanley & Co, Jersey City, NJ	19,361,669.8260	11.30%
Federated Strategic Value Dividend Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	141,163,489.3770	16.58%
	Charles Schwab & Co Inc, San Francisco, CA	135,991,673.5130	15.97%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	125,455,869.3110	14.73%
	First Clearing, LLC, St Louis, MO	83,306,679.9180	9.78%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	59,090,504.5950	6.94%
	Morgan Stanley & Co, Jersey City, NJ	49,805,523.6130	5.85%
Federated Total Return Bond Fund – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	4,437,038.3190	7.10%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	22,622,280.2630	36.19%
	Pershing LLC, Jersey City, NJ	3,438,213.4730	5.50%
	American Enterprise INV SVC, Minneapolis, MN	16,758,754.5920	26.81%
Federated Total Return Bond Fund – B	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	550,776.8510	18.44%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	554,016.6800	18.54%
	Pershing LLC, Jersey City, NJ	368,059.0420	12.32%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	326,840.2960	10.94%
	LPL Financial, San Diego, CA	188,302.5780	6.30%
	First Clearing, LLC, St Louis, MO	405,685.0320	13.58%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Total Return Bond Fund – C	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	1,708,098.9050	13.33%
	Pershing LLC, Jersey City, NJ	972,002.4320	7.59%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	1,334,699.4400	10.42%
	LPL Financial, San Diego, CA	822,526.0380	6.42%
	First Clearing, LLC, St Louis, MO	1,291,906.2110	10.08%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	1,601,987.7000	12.50%
	Morgan Stanley & Co, Jersey City, NJ	792,905.7290	6.19%
Federated Total Return Bond Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	102,287,263.2590	28.64%
	Charles Schwab & Co Inc, San Francisco, CA	50,547,376.2470	14.15%
Federated Total Return Bond Fund – R	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	572,860.4260	6.96%
	State Street Corporation TTEE, Boston, MA	551,985.0170	6.71%
	Lincoln Retirement Services Co, Fort Wayne, IN	1,044,131.6510	12.69%
Federated Total Return Bond Fund – SS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	14,307,876.3160	17.87%
	Charles Schwab & Co Inc, San Francisco, CA	20,864,948.3680	26.05%
	Emjay Corporation Custodian, Greenwood VLG, CO	6,976,450.3560	8.71%
	Saxon Co, Pittsburgh, PA	5,234,470.2400	6.54%
Federated Total Return Government Bond Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	10,049,902.6370	15.82%
	CPF Managed Portfolio III, Pittsburgh, PA	8,335,159.4490	13.12%
	Mac & Co, Pittsburgh, PA	17,746,660.8770	27.94%
	TD Ameritrade Inc for the Exclusive Benefit of Our Clients, Omaha, NE	11,140,451.2000	17.54%
	Maril & Co FBO 47, Milwaukee, WI	3,391,289.6930	5.34%
Federated Total Return Government Bond Fund – SS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	3,656,933.1630	25.87%
	New York Life Trust Company, Parsippany, NJ	1,912,076.7220	13.53%
	Emjay Corporation Custodian, Greenwood VLG, CO	759,654.2270	5.37%
	Genworth Financial Trust Company, Phoenix, AZ	1,974,469.7340	13.97%
	Saxon Co, Pittsburgh, PA	1,004,734.5860	7.11%
	Wells Fargo Bank NA FBO, Charlotte, NC	1,560,407.5770	11.04%
Federated Unconstrained Bond Fund – A	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	82,933.1640	5.51%
	Charles Schwab & Co Inc, San Francisco, CA	91,442.1070	6.08%
	American Enterprise INV SVC, Minneapolis, MN	291,832.8670	19.39%
	UBS WM USA, Jersey City, NJ	479,350.5510	31.85%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	106,845.7680	7.10%
	Morgan Stanley & Co, Jersey City, NJ	166,790.8370	11.08%
Federated Unconstrained Bond Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	158,204.4460	12.53%
	Charles Schwab & Co Inc, San Francisco, CA	83,033.4360	6.58%
	LPL Financial, San Diego, CA	120,455.6520	9.54%
	First Clearing, LLC, St Louis, MO	106,026.5940	8.40%
	The Beechwood Company LP, Pittsburgh, PA	87,454.6220	6.93%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	222,459.7130	17.62%
	Morgan Stanley & Co, Jersey City, NJ	326,426.4160	25.85%
Federated Ultrashort Bond Fund – A	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	3,428,022.3080	5.37%
	Pershing LLC, Jersey City, NJ	3,448,977.6140	5.40%
	First Clearing, LLC, St Louis, MO	6,921,207.9140	10.84%
	UBS WM USA, Jersey City, NJ	26,559,173.8720	41.59%
	Morgan Stanley & Co, Jersey City, NJ	10,360,418.4130	16.22%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Ultrashort Bond Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	39,034,122.5020	20.21%
	Charles Schwab & Co Inc, San Francisco, CA	37,863,157.5420	19.60%
Federated Ultrashort Bond Fund – SS	Pershing LLC, Jersey City, NJ	2,624,425.6970	15.85%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	2,437,630.8800	14.73%
	Charles Schwab & Co Inc, San Francisco, CA	6,053,948.2760	36.57%
	RSBCO, Ruston, LA	1,108,856.2750	6.70%
	Genworth Financial Trust Company, Phoenix, AZ	1,213,815.8470	7.33%
Federated Fund for U.S. Government Securities – A	Edward D Jones & Co for the Benefit of its Customers, Saint Louis, MO	8,506,593.9130	14.91%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	3,171,471.5780	5.56%
Federated Fund for U.S. Government Securities – B	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	246,081.2360	10.65%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	425,937.2100	18.43%
	Pershing LLC, Jersey City, NJ	776,857.4390	33.62%
	Charles Schwab & Co Inc, San Francisco, CA	192,661.3060	8.34%
	First Clearing, LLC, St Louis, MO	196,397.6180	8.50%
Federated Fund for U.S. Government Securities – C	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	663,976.6280	10.81%
	Pershing LLC, Jersey City, NJ	739,624.6200	12.04%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	700,009.9710	11.40%
	First Clearing, LLC, St Louis, MO	1,001,443.7260	16.31%
	J P Morgan Clearing Corp, Brooklyn, NY	402,048.0560	6.55%
Federated Government Cash Series	J J B Hilliard W L Lyons LLC as Agent and Custodian for the Exclusive Benefit of its Customers, Louisville, KY	1,895,073,306.0700	75.82%
	Special Custody Acct for the Exclusive Benefit of Customers of Stern Agee & Leach, Birmingham, AL	161,166,540.8800	6.45%
	Davenport & Company LLC, Richmond, VA	250,300,188.8400	10.01%
Federated Government Income Securities, Inc. – A	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	717,810.0750	11.63%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	737,830.6960	11.95%
	Pershing LLC, Jersey City, NJ	966,450.3590	15.66%
	West Coast Inland Navigation District, Venice, FL	392,686.6880	6.36%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	954,963.2110	15.47%
	First Clearing, LLC, St Louis, MO	414,245.0620	6.71%
Federated Government Income Securities, Inc. – B	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	38,344.1260	6.31%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	116,303.8320	19.12%
	Pershing LLC, Jersey City, NJ	77,449.7610	12.74%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	32,801.4250	5.39%
	LPL Financial, San Diego, CA	35,384.4950	5.82%
	First Clearing, LLC, St Louis, MO	148,986.1720	24.50%
Federated Government Income Securities, Inc. – C	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	71,434.2030	5.59%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	150,639.4130	11.79%
	Pershing LLC, Jersey City, NJ	126,219.0420	9.88%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	271,997.6670	21.29%
	First Clearing, LLC, St Louis, MO	123,990.3590	9.70%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	145,453.5240	11.38%
	Morgan Stanley & Co, Jersey City, NJ	66,940.5330	5.24%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Government Income Securities, Inc. – F	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	1,498,798.2490	5.89%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	7,925,764.7340	31.17%
	First Clearing, LLC, St Louis, MO	1,668,064.7990	6.56%
Federated U.S. Government Securities Fund: 1-3 Years – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	1,408,530.2270	10.39%
	Charles Schwab & Co Inc, San Francisco, CA	8,749,603.8840	64.54%
Federated U.S. Government Securities Fund: 1-3 Years – SS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	1,636,917.2000	50.02%
	East West Bank, El Monte, CA	558,876.6160	17.08%
	Emjay Corporation Custodian, Greenwood VLG, CO	300,127.9820	9.17%
Federated U.S. Government Securities Fund: 1-3 Years – Y	BBH & Co Custodian for the State Farm College Savings Plan NE 529, Jersey City, NJ	1,559,448.8510	7.86%
	Jeff Davis Bank and Trust, Jennings, LA	5,686,820.4790	28.66%
	Henry L Hillman Elsie H Hillman C G Grefenstette TTEES of the Henry Hillman Trust, Pittsburgh, PA	2,916,654.8120	14.70%
	Hillman Family Foundations, Pittsburgh, PA	1,280,605.8700	6.45%
	CPF Managed Portfolio III, Pittsburgh, PA	4,840,515.8570	24.40%
Federated U.S. Government Securities Fund: 2-5 Years – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	8,151,353.8930	17.97%
	Charles Schwab & Co Inc, San Francisco, CA	11,928,142.8140	26.30%
	Nationwide Life Insurance Company NACO, Columbus, OH	2,903,902.4630	6.40%
	Nationwide Life Insurance Company DCVA, Columbus, OH	2,652,067.0080	5.85%
	The State of Wisconsin Deferred, Greenwood VLG, CO	2,997,108.2810	6.61%
Federated U.S. Government Securities Fund: 2-5 Years – R	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	154,297.7690	9.49%
Federated U.S. Government Securities Fund: 2-5 Years – SS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	1,665,840.2220	22.83%
	Emjay Corporation Custodian, Greenwood VLG, CO	601,059.4660	8.24%
	Paychex Securities Corporation Special Custody Account for the Exclusive Benefit of Customers, W Henrietta, NY	568,862.0510	7.80%
Federated High Income Bond Fund II – Primary	Federated Capital Income Fund II, Boston, MA	13,302,559.5980	42.27%
	Phoenix Home Life Variable Ins Co, E Greenbush, NY	1,665,695.7000	5.29%
	Phoenix Home Life Insurance Co, E Greenbush, NY	1,580,403.0850	5.02%
	GE Life & Annuity, Richmond, VA	3,018,194.0650	9.59%
	American National Group, Galveston, TX	1,752,549.0120	5.57%
	Lincoln Benefit Life Co, Lincoln, NE	1,610,465.4140	5.12%
Federated High Income Bond Fund II – Service	Security Benefit Life, Topeka, KS	2,902,328.1960	30.05%
	GE Life & Annuity, Richmond, VA	5,232,774.7960	54.19%
	Nationwide Life Insurance Company NWVA7, Columbus, OH	535,208.9790	5.54%
Federated Kaufmann Fund II – Primary	Merrill Lynch Life Insurance Co, Cedar Rapids, IA	1,581,274.9400	54.89%
	Transamerica Life Insurance Co, Cedar Rapids, IA	166,202.0100	5.77%
	Union Security Insurance Company, Hartford, CT	399,354.0190	13.86%
	American National Group, Galveston, TX	172,401.1710	5.98%
	ING Life Insurance and Annuity Co, Windsor, CT	235,204.0600	8.16%
Federated Kaufmann Fund II – Service	Ohio National Life Insurance Co, Cincinnati, OH	1,659,111.7940	46.18%
	Transamerica Life Insurance Co, Cedar Rapids, IA	257,738.5600	7.17%
	GE Life & Annuity, Richmond, VA	1,462,975.2210	40.72%
Federated Managed Tail Risk Fund II – Primary	Farm Bureau Life Insurance Company, West Des Moines, IA	15,827,350.5360	63.63%
	Union Security Insurance Company, Hartford, CT	1,484,755.2550	5.97%
	GE Life & Annuity, Richmond, VA	1,438,163.3580	5.78%
	ING Life Insurance and Annuity Co, Windsor, CT	1,580,577.2400	6.35%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Managed Tail Risk Fund II – Service	Transamerica Life Insurance Co, Cedar Rapids, IA	236,717.7610	37.25%
	Nationwide Life Insurance Company NWVA9, Columbus, OH	40,264.4230	6.34%
	Nationwide Life Insurance Company NWVA7, Columbus, OH	156,788.0000	24.67%
	Nationwide Life Insurance Company NWVA II, Columbus OH	201,786.5060	31.75%
Federated Managed Volatility Fund II	Ohio National Life Insurance Co, Cincinnati, OH	20,171,407.6040	59.74%
	Farm Bureau Life Insurance Company, West Des Moines, IA	7,075,882.0490	20.96%
Federated Prime Money Fund II	Monumental Life Insurance Company, Cedar Rapids, IA	20,977,795.4600	12.84%
	Phoenix Home Life Variable Ins Co, E Greenbush, NY	52,280,048.3200	31.99%
	Phoenix Home Life Insurance Co, E Greenbush, NY	47,000,642.7600	28.76%
Federated Quality Bond Fund II – Primary	Modern Woodmen Variable Annuity, Topeka, KS	1,173,071.8320	5.61%
	Farm Bureau Life Insurance Company, West Des Moines, IA	5,439,228.6780	26.02%
	Nationwide Life Insurance Company NWVL14, Columbus, OH	2,539,153.4970	12.14%
	Nationwide Life Insurance Company NWVA9, Columbus, OH	8,235,032.6810	39.39%
Federated Quality Bond Fund II – Service	Nationwide Life Insurance Company NWVA9, Columbus, OH	326,616.3920	9.08%
	Nationwide Life Insurance Company NWVA7, Columbus, OH	377,257.9340	10.48%
	Nationwide Life Insurance Company NWVA II, Columbus, OH	2,895,118.3010	80.44%
Federated Fund for U.S. Government Securities II	Phoenix Home Life Variable Ins Co, E Greenbush, NY	9,098,420.7410	46.74%
	Phoenix Home Life Insurance Co, E Greenbush, NY	2,452,184.3860	12.60%
	Great-West Life & Annuity Ins Co, Greenwood Village, CO	1,704,105.5570	8.75%
	Lincoln Benefit Life Co, Lincoln, NE	983,601.7860	5.05%
	Great-West Life & Annuity Ins Co, Englewood CO	1,741,642.0340	8.95%
Federated Intermediate Municipal Trust – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	1,652,159.6430	18.40%
	Charles Schwab & Co Inc, San Francisco, CA	2,277,407.3750	25.37%
Federated Intermediate Municipal Trust – Y	Default Fordy Fordyce & Co, Cambridge, MA	288,146.9720	40.74%
	Ledyard & Co 0, Hanover, NH	403,714.9560	57.07%
Federated Municipal Cash Series	J J B Hilliard W L Lyons LLC as Agent and Custodian for the Exclusive Benefit of its Customers, Louisville, KY	94,550,201.4700	27.48%
	BB&T Securities, Richmond, VA	22,829,247.0900	6.63%
	Special Custody Acct for the Exclusive Benefit of Customers of Stern Agee & Leach, Birmingham, AL	56,659,072.8100	16.46%
	Davenport & Company LLC for Exclusive Benefit of Customers, Richmond, VA	35,395,705.7900	10.29%
	First Clearing, LLC, Saint Louis, MO	35,865,347.7600	10.42%
	Pershing LLC for the Exclusive Benefit of its Customers, Jersey City, NJ	55,386,750.4200	16.09%
Federated Mid-Cap Index Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	767,496.0070	20.87%
	DWS Trust Co TTEE, Salem, NH	411,487.7890	11.19%
	FII Holdings Inc, Pittsburgh, PA	190,476.1900	5.18%
	Planmember Services Corp, Kansas City, MO	1,424,477.7660	38.73%
	Emjay Corporation Custodian, Greenwood VLG, CO	311,369.3890	8.46%
	Saxon & Co, Philadelphia, PA	374,681.5640	10.19%
Federated Mid-Cap Index Fund – SS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	5,136,029.0180	15.54%
	Charles Schwab & Co Inc, San Francisco, CA	3,698,555.8190	11.19%
	Saxon & Co, Pittsburgh, PA	4,231,289.1580	12.80%
Federated Michigan Intermediate Municipal Trust	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	804,305.1390	7.21%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	1,479,394.7200	13.25%
	Charles Schwab & Co Inc, San Francisco, CA	978,165.8420	8.76%
	Bay & Company, Traverse City, MI	1,021,183.2600	9.15%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Max-Cap Index Fund – C	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	223,252.4460	9.80%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	129,038.1810	5.67%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	157,169.2100	6.90%
	First Clearing, LLC, St Louis, MO	143,360.3310	6.29%
Federated Max-Cap Index Fund – IS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	4,889,085.3420	31.83%
	Charles Schwab & Co Inc, San Francisco, CA	1,288,435.1390	8.39%
	Emjay Corporation Custodian, Greenwood VLG, CO	3,550,458.3220	23.12%
Federated Max-Cap Index Fund – R	Emjay Corporation Custodian, Greenwood VLG, CO	207,977.0760	7.03%
	Capital Bank & Trust Company TTEE, Greenwood Village, CO	169,464.9090	5.73%
Federated Max-Cap Index Fund – SS	National Financial Services LLC for the Exclusive Benefit of Our Customers, Jersey City, NJ	785,263.1780	5.03%
	Planmember Services Corp, Kansas City, MO	1,615,783.1770	10.36%
	Emjay Corporation Custodian, Greenwood VLG, CO	3,609,083.6870	23.14%
	Genworth Financial Trust Company, Phoenix, AZ	901,904.3240	5.785
	Paychex Securities Corporation Special Custody Account for the Exclusive Benefit of Customers, W Henrietta, NY	1,869,061.8950	11.98%
Federated New York Municipal Income Fund – A	Pershing LLC, Jersey City, NJ	541,210.5180	19.34%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	421,721.9970	15.07%
	UBS WM USA, Jersey City, NJ	145,604.8610	5.20%
	Morgan Stanley & Co, Jersey City, NJ	478,289.4630	17.09%
Federated New York Municipal Income Fund – B	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	21,754.8820	8.15%
	Pershing LLC, Jersey City, NJ	36,396.4230	13.63%
	Charles Schwab & Co Inc, San Francisco, CA	55,241.2430	20.69%
	First Clearing, LLC, St Louis, MO	38,426.1880	14.39%
Federated Ohio Municipal Income Fund – A	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	366,437.4760	8.62%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	523,546.1160	12.32%
Federated Ohio Municipal Income Fund – F	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	4,319,652.2680	38.94%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	3,445,777.2400	31.06%
	Pershing LLC, Jersey City, NJ	722,975.4860	6.52%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	582,666.3660	5.25%
Federated Pennsylvania Municipal Income Fund – A	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	4,870,085.0240	21.69%
	Pershing LLC, Jersey City, NJ	1,220,666.4830	5.44%
	The Fulton Company, Lancaster, PA	4,520,722.4640	20.13%
Federated Pennsylvania Municipal Income Fund – B	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	26,835.1080	7.21%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	86,815.2370	23.31%
	Pershing LLC, Jersey City, NJ	95,697.0240	25.70%
	Charles Schwab & Co Inc, San Francisco, CA	24,331.7680	6.53%
	First Clearing, LLC, St Louis, MO	94,433.3530	25.36%
Federated Prime Cash Series	Primevest Financial Services, Inc, Saint Cloud, MN	1,053,932,202.0700	35.16%
	Special Custody Acct for the Exclusive Benefit of Customers of Stern Agee & Leach, Birmingham, AL	238,753,798.4600	7.97%
	Davenport & Company LLC, Richmond, VA	545,254,085.1200	18.19%
	Pershing LLC for the Exclusive Benefit of its Customers, Jersey City, NJ	507,058,037.1500	16.92%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Strategic Income Fund – A	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	9,592,182.1940	12.44%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	11,965,272.7280	15.52%
	Pershing LLC, Jersey City, NJ	8,599,183.4430	11.16%
	First Clearing, LLC, St Louis, MO	5,470,613.3150	7.10%
	American Enterprise INV SVC, Minneapolis, MN	7,586,822.2620	9.84%
	UBS WM USA, Jersey City, NJ	7,665,587.0640	9.95%
Federated Strategic Income Fund – B	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	812,047.3580	6.75%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	1,716,207.7610	14.27%
	Pershing LLC, Jersey City, NJ	2,850,698.0730	23.71%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	626,435.7560	5.21%
	LPL Financial, San Diego, CA	734,709.2650	6.11%
	First Clearing, LLC, St Louis, MO	2,829,577.5300	23.53%
Federated Strategic Income Fund – C	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	2,492,531.1260	8.06%
	Pershing LLC, Jersey City, NJ	4,361,407.8290	14.11%
	MLPF&S for the Sole Benefit of its Customers, Jacksonville, FL	2,539,521.3810	8.21%
	First Clearing, LLC, St Louis, MO	4,504,263.8370	14.57%
	UBS WM USA, Jersey City, NJ	1,915,127.0380	6.19%
	Raymond James Omnibus for Mutual Funds, St Petersburg, FL	3,028,240.0980	9.80%
	Morgan Stanley & Co, Jersey City, NJ	2,994,653.3710	9.69%
Federated Strategic Income Fund – F	Edward D Jones & Co for the Benefit of Customers, Saint Louis, MO	2,445,572.7040	24.19%
	National Financial Services LLC for the Exclusive Benefit of Our Customers, New York, NY	2,526,663.3200	25.00%
	Pershing LLC, Jersey City, NJ	2,328,363.2730	23.04%
	First Clearing, LLC, St Louis, MO	589,021.2120	5.83%
Federated Strategic Income Fund – IS	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers, Jacksonville, FL	1,994,984.2920	10.37%
	National Financial Services LLC for the Exclusive Benefit of Customers, Jersey City, NJ	1,165,293.3900	6.06%
	PARBANC United Bank, Parkersburg, WV	4,036,426.3340	20.98%
	Special Custody Account for the Exclusive Benefit of Customer, Glen Allen, VA	4, 858,828.9260	25.26%
	Morgan Stanley & Co., Jersey City, NJ	2,137,163.7540	11.11%
Federated Treasury Cash Series	Special Custody Acct for the Exclusive Benefit of Customers of Stern Agee & leach, Birmingham, AL	764,551,918.4800	31.62%
	RBC Dain Rauscher Inc Special Custody Account for Exclusive Benefit of Customers, Minneapolis, MN	320,786,318.7200	13.27%
	David Lerner Associates, Syosset, NY	360,117,349.5900	14.89%
	Davenport & Company LLC for Exclusive Benefit of Customers, Richmond, VA	158,292,995.1000	6.55%
	Pershing LLC for the Exclusive Benefit of its Customers, Jersey City, NJ	519,120,540.9200	21.47%
Federated Treasury Cash Series II	Hare & Co The Bank of New York, East Syracuse, NY	15,333,840.1500	38.97%
	Peapack Gladstone Bank, Bedminster, NJ	7,528,524.6900	19.13%
	Progressive Bank, Monroe, LA	2,129,401.8300	5.41%
	Sei Private Trust Co, Oaks, PA	5,208,429.0100	13.24%
	The Bank of Guam, Hagatna, GU	2,545,023.1200	6.47%

FUND – CLASS	SHAREOWNER AND ADDRESS	SHARES OWNED	PERCENTAGE OWNED
High Yield Bond Portfolio	Federated Total Return Bond Fund, Boston, MA	91,856,531.9070	25.16%
	Federated Strategic Income Fund, Boston, MA	101,272,090.3380	27.74%
	Federated Bond Fund, Boston, MA	70,174,187.1020	19.22%
	Federated Institutional High Yield Bond Fund, Boston, MA	47,273,331.7610	12.95%
	Federated Capital Income Fund, Boston, MA	32,289,211.6060	8.84%

EXHIBIT I – INDEPENDENT AUDITORS OF THE REGISTRANTS/FUNDS
The following table provides the names of the independent auditors and the Funds they serve.
Ernst & Young LLP is the Auditor for the following Registrants:
Cash Trust Series, Inc. – All Funds
Cash Trust Series II – All Funds
Edward Jones Money Market Fund
Federated Core Trust – All Funds
Federated Core Trust II, L.P. – All Funds
Federated Equity Funds
Federated Kaufmann Fund
Federated Kaufmann Large Cap Fund
Federated Small Cap Fund
Federated Strategic Value Fund
Federated Equity Income Fund, Inc.
Federated Fixed Income Securities, Inc.
Federated Strategic Income Fund
Federated GNMA Trust
Federated Government Income Securities, Inc.
Federated High Income Bond Fund, Inc.
Federated High Yield Trust
Federated Income Securities Trust
Federated Fund for U.S. Government Securities
Federated Floating Rate Strategic Income Fund
Federated Intermediate Corporate Bond Fund
Federated Muni and Stock Advantage Fund
Federated Real Return Bond Fund
Federated Short-Term Income Fund
Federated Income Trust
Federated Index Trust – All Funds
Federated Institutional Trust
Federated Government Ultrashort Duration Fund
Federated Institutional High Yield Bond Fund
Federated Intermediate Government Fund, Inc.
Federated International Series, Inc. – All Funds
Federated Investment Series, Inc. – All Funds
Federated Managed Pool Series – All Funds
Federated MDT Series – All Funds
Federated Municipal Securities Fund, Inc.
Federated Short-Intermediate Duration Municipal Trust
Federated Total Return Government Bond Fund
Federated Total Return Series, Inc.
Federated Total Return Bond Fund
Federated U.S. Government Securities Fund: 1-3 Years
Federated U.S. Government Securities Fund: 2-5 Years
Federated World Investment Series, Inc. – All Funds
Intermediate Municipal Trust – All Funds
KPMG LLP is the Auditor for the following Registrants:
Federated Adjustable Rate Securities Fund
Federated Core Trust III – All Funds
Federated Equity Funds
Federated Absolute Return Fund
Federated Clover Small Value Fund
Federated Clover Value Fund
Federated Global Equity Fund
Federated InterContinental Fund
Federated International Strategic Value Dividend Fund
Federated Prudent Bear Fund
Federated MDT Mid Cap Growth Strategies Fund
Federated Fixed Income Securities, Inc.
Federated Municipal Ultrashort Fund
Federated Global Allocation Fund
Federated Income Securities Trust
Federated Capital Income Fund
Federated Unconstrained Bond Fund
Federated Prudent DollarBear Fund
Federated Institutional Trust
Federated Intermediate Government/Corporate Fund
Federated Insurance Series – All Funds
Federated MDT Stock Trust
Federated Municipal Securities Income Trust – All Funds
Federated Total Return Series, Inc.
Federated Mortgage Fund
Federated Ultrashort Bond Fund
On August 17, 2012, the Trustees of Federated Floating Rate Strategic Income Fund (FRSIF), a portfolio of Federated Income Securities Trust, upon the recommendation of the Audit Committee, appointed Ernst & Young LLP (E&Y) as FRSIF's independent registered public accounting firm. Upon notification of the Trustee's decision, FRSIF's previous independent registered public accounting firm, KPMG LLP (KPMG) resigned. The previous reports issued by KPMG on the Fund's financial statements for the fiscal period ended March 31, 2011, and the fiscal year ended March 31, 2012, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal period ended March 31, 2011, and the fiscal year ended March 31, 2012, and the interim period commencing April 1, 2012, and ending August 17, 2012: (i) there were no disagreements with KPMG
I-1

on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
As indicated above, FRSIF has appointed E&Y as the independent registered public accounting firm to audit the FRSIF's financial statements for the fiscal year ending March 31, 2013. During FRSIF's fiscal period ended March 31, 2011, and the fiscal year ended March 31, 2012, and the interim period commencing April 1, 2012, and ending August 17, 2012, neither FRSIF nor anyone on its behalf has consulted E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on FRSIF's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).
I-2

EXHIBIT J – FEES PAID TO INDEPENDENT AUDITORS
Following are the aggregate audit and audit-related fees paid to Ernst & Young LLP and/or KPMG LLP for professional services rendered by Ernst & Young LLP and/or KPMG LLP for the audit of the annual financial statements of the Funds comprising the Registrants and for other professional services for the two most recently completed fiscal years ended as described below. For the same periods, aggregate non-audit fees billed to each Registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser are provided.
REGISTRANT	AUDIT FEES	AUDIT-RELATED FEES	TAX FEES	ALL OTHER FEES	NON-AUDIT FEES
Cash Trust Series, Inc.
5/31/2013	$78,650	$145	$0	$0	$97,001
5/31/2012	$78,650	$0	$0	$0	$377,220
Cash Trust Series II
5/31/2013	$19,250	$36	$0	$0	$96,892
5/31/2012	$19,250	$0	$0	$0	$377,220
Edward Jones Money Market Fund
2/28/2013	$20,900	$36	$0	$0	$130,807
2/29/2012	$20,900	$0	$0	$0	$382,866
Federated Adjustable Rate Securities Fund
8/31/2012	$27,500	$0	$0	$0	$19,648
8/31/2011	$26,000	$0	$0	$0	$8,358
Federated Core Trust
6/30/2013	$114,350	$145	$0	$0	$130,854
6/30/2012	$132,350	$0	$0	$0	$340,508
Federated Core Trust
12/31/2012	$136,850	$145	$0	$0	$264,248
12/31/2011	$126,250	$0	$0	$0	$349,637
Federated Core Trust
8/31/2012	$132,850	$0	$0	$0	$323,580
8/31/2011	$123,200	$97	$0	$0	$347,862
Federated Core Trust II, L.P.
11/30/2012	$28,950	$36	$0	$0	$18,249
11/30/2011	$26,950	$0	$0	$0	$24,999
Federated Core Trust III
3/31/2013	$123,000	$0	$0	$0	$20,770
3/31/2012	$29,000	$0	$0	$0	$13,609
Federated Equity Funds
11/30/2012	$383,700	$145	$0	$0	$403,127
11/30/2011	$381,700	$0	$0	$0	$517,596
Federated Equity Funds
10/31/2012	$383,700	$0	$0	$0	$454,242
10/31/2011	$355,700	$97	$0	$0	$531,028
Federated Equity Funds
9/30/2012	$381,700	$0	$0	$0	$413,473
9/30/2011	$350,500	$97	$0	$0	$526,373
Federated Equity Income Fund, Inc.
11/30/2012	$26,400	$36	$0	$0	$249,666
11/30/2011	$26,400	$0	$0	$0	$293,043
Federated Fixed Income Securities, Inc.
11/30/2012	$55,400	$36	$0	$0	$307,489
11/30/2011	$52,900	$0	$0	$0	$376,828
Federated Fixed Income Securities, Inc.
9/30/2012	$53,900	$0	$0	$0	$314,652
9/30/2011	$51,900	$24	$0	$0	$376,901

REGISTRANT	AUDIT FEES	AUDIT-RELATED FEES	TAX FEES	ALL OTHER FEES	NON-AUDIT FEES
Federated GNMA Trust
1/31/2013	$25,450	$36	$0	$0	$146,108
1/31/2012	$24,450	$0	$0	$0	$474,486
Federated Global Allocation Fund
11/30/2012	$28,500	$0	$0	$0	$18,075
11/30/2011	$27,000	$0	$0	$0	$18,623
Federated Government Income Securities, Inc.
2/28/2013	$25,450	$36	$0	$0	$130,807
2/29/2012	$24,450	$0	$0	$0	$382,866
Federated High Income Bond Fund, Inc.
3/31/2013	$30,700	$36	$0	$0	$106,315
3/31/2012	$28,700	$0	$0	$0	$403,918
Federated High Yield Trust
2/28/2013	$30,700	$36	$0	$0	$130,807
2/29/2012	$28,700	$0	$0	$0	$382,866
Federated Income Securities Trust
4/30/2013	$245,950	$218	$0	$0	$150,315
4/30/2012	$250,000	$0	$0	$0	$457,953
Federated Income Securities Trust
3/31/2013	$250,950	$218	$0	$0	$145,292
3/31/2012	$241,100	$0	$0	$0	$479,360
Federated Income Securities Trust
11/30/2012	$253,500	$218	$0	$0	$351,074
11/30/2011	$238,550	$0	$0	$0	$433,183
Federated Income Securities Trust
10/31/2012	$222,500	$0	$0	$0	$394,437
10/31/2011	$209,550	$122	$0	$0	$442,204
Federated Income Securities Trust
9/30/2012	$214,500	$0	$0	$0	$359,603
9/30/2011	$209,100	$122	$0	$0	$437,793
Federated Income Trust
1/31/2013	$25,450	$36	$0	$0	$146,108
1/31/2012	$24,450	$0	$0	$0	$474,486
Federated Index Trust
10/31/2012	$46,800	$0	$0	$0	$219,239
10/31/2011	$46,800	$49	$0	$0	$217,535
Federated Institutional Trust
10/31/2012	$80,750	$0	$0	$0	$345,413
10/31/2011	$77,300	$49	$0	$0	$380,822
Federated Institutional Trust
8/31/2012	$78,750	$0	$0	$0	$337,033
8/31/2011	$76,200	$49	$0	$0	$367,120
Federated Institutional Trust
7/31/2012	$78,250	$0	$0	$0	$363,144
7/31/2011	$74,200	$49	$0	$0	$341,009
Federated Insurance Series
12/31/2012	$175,500	$0	$0	$0	$18,075
12/31/2011	$171,500	$0	$0	$0	$18,623
Federated Intermediate Government Fund, Inc.
2/28/2013	$25,450	$36	$0	$0	$130,807
2/29/2012	$24,450	$0	$0	$0	$382,866

REGISTRANT	AUDIT FEES	AUDIT-RELATED FEES	TAX FEES	ALL OTHER FEES	NON-AUDIT FEES
Federated International Series, Inc.
11/30/2012	$30,200	$36	$0	$0	$293,686
11/30/2011	$29,200	$0	$0	$0	$362,625
Federated Investment Series Funds, Inc.
11/30/2012	$27,900	$36	$0	$0	$293,685
11/30/2011	$26,400	$0	$0	$0	$362,625
Federated MDT Series
7/31/2012	$120,100	$0	$0	$0	$350,676
7/31/2011	$115,500	$122	$0	$0	$343,526
Federated MDT Stock Trust
10/31/2012	$23,000	$0	$0	$0	$9,858
10/31/2011	$23,000	$0	$0	$0	$10,321
Federated Managed Pool Series
12/31/2012	$100,800	$145	$0	$0	$265,942
12/31/2011	$97,800	$0	$0	$0	$357,347
Federated Managed Pool Series
11/30/2012	$99,300	$145	$0	$0	$299,003
11/30/2011	$94,950	$0	$0	$0	$367,667
Federated Municipal Securities Fund, Inc.
3/31/2013	$25,450	$36	$0	$0	$106,315
3/31/2012	$24,450	$0	$0	$0	$403,918
Federated Municipal Securities Income Trust
8/31/2012	$126,500	$0	$0	$0	$19,648
8/31/2011	$122,500	$0	$0	$0	$8,358
Federated Short-Intermediate Duration Municipal Trust
6/30/2013	$25,950	$36	$0	$0	$120,280
6/30/2012	$24,450	$0	$0	$0	$343,614
Federated Total Return Government Bond Fund
2/28/2013	$25,950	$36	$0	$0	$130,807
2/29/2012	$24,450	$0	$0	$0	$382,866
Federated Total Return Series, Inc.
11/30/2012	$82,900	$36	$0	$0	$307,453
11/30/2011	$79,400	$0	$0	$0	$376,828
Federated Total Return Series, Inc.
9/30/2012	$81,400	$0	$0	$0	$314,652
9/30/2011	$78,400	$24	$0	$0	$376,901
Federated U.S. Government Securities Fund: 1-3 Years
2/28/2013	$25,450	$36	$0	$0	$130,807
2/29/2012	$24,450	$0	$0	$0	$382,866
Federated U.S. Government Securities Fund: 2-5 Years
1/31/2013	$25,450	$36	$0	$0	$146,108
1/31/2012	$24,450	$0	$0	$0	$474,486
Federated World Investment Series, Inc.
11/30/2012	$89,100	$109	$0	$0	$343,410
11/30/2011	$87,600	$0	$0	$0	$444,739
Intermediate Municipal Trust
5/31/2013	$25,450	$36	$0	$0	$96,892
5/31/2012	$24,450	$0	$0	$0	$377,220

EXHIBIT K – FEES PAID TO INDEPENDENT AUDITORS BY INVESTMENT ADVISERS AND RELATED ENTITIES REQUIRING AUDIT COMMITTEE PRE-APPROVAL
Following are the aggregate audit related fees, tax fees and all other fees paid to Ernst & Young LLP and/or KPMG LLP for professional services rendered by Ernst & Young LLP and/or KPMG LLP pursuant to 17 CFR 210.2-01(c) (7) (ii)) for the audit of the annual financial statements of the Funds investment advisers and affiliates and for other professional services for the two most recently completed fiscal years ended as described below.
REGISTRANT'S INVESTMENT ADVISER AND AFFILIATES (pursuant to 17 CFR 210.2-01(c) (7) (ii))	AUDIT-RELATED FEES	TAX FEES	ALL OTHER FEES
Cash Trust Series, Inc.
5/31/2013	$0	$0	$0
5/31/2012	$0	$0	$0
Cash Trust Series II
5/31/2013	$0	$0	$0
5/31/2012	$0	$0	$0
Edward Jones Money Market Fund
2/28/2013	$0	$0	$0
2/29/2012	$0	$0	$0
Federated Adjustable Rate Securities Fund
8/31/2012	$0	$0	$0
8/31/2011	$0	$0	$0
Federated Core Trust
6/30/2013	$0	$0	$0
6/30/2012	$0	$4,776	$0
Federated Core Trust
12/31/2012	$0	$0	$0
12/31/2011	$0	$8,676	$0
Federated Core Trust
8/31/2012	$0	$4,776	$0
8/31/2011	$0	$3,900	$0
Federated Core Trust II, L.P.
11/30/2012	$0	$380	$1,001
11/30/2011	$0	$1,012	$3,051
Federated Core Trust III
3/31/2013	$0	$0	$0
3/31/2012	$0	$0	$0
Federated Equity Funds
11/30/2012	$8,370	$0	$18,894
11/30/2011	$2,328	$22,932	$41,364
Federated Equity Funds
10/31/2012	$8,370	$0	$18,894
10/31/2011	$2,328	$22,932	$41,364
Federated Equity Funds
9/30/2012	$6,986	$4,655	$18,894
9/30/2011	$2,328	$18,277	$41,364
Federated Equity Income Fund, Inc.
11/30/2012	$0	$0	$12,170
11/30/2011	$0	$3,437	$22,852
Federated Fixed Income Securities, Inc.
11/30/2012	$0	$0	$0
11/30/2011	$0	$4,214	$0
Federated Fixed Income Securities, Inc.
9/30/2012	$0	$0	$0
9/30/2011	$0	$4,214	$0

REGISTRANT'S INVESTMENT ADVISER AND AFFILIATES (pursuant to 17 CFR 210.2-01(c) (7) (ii))	AUDIT-RELATED FEES	TAX FEES	ALL OTHER FEES
Federated GNMA Trust
1/31/2013	$0	$0	$0
1/31/2012	$0	$0	$0
Federated Global Allocation Fund
11/30/2012	$0	$0	$0
11/30/2011	$4,855	$0	$0
Federated Government Income Securities, Inc.
2/28/2013	$0	$0	$0
2/29/2012	$0	$0	$0
Federated High Income Bond Fund, Inc.
3/31/2013	$0	$0	$0
3/31/2012	$0	$0	$0
Federated High Yield Trust
2/28/2013	$0	$0	$5,268
2/29/2012	$0	$0	$14,277
Federated Income Securities Trust
4/30/2013	$0	$0	$14,045
4/30/2012	$0	$7,452	$16,345
Federated Income Securities Trust
3/31/2013	$0	$0	$14,045
3/31/2012	$0	$7,452	$16,345
Federated Income Securities Trust
11/30/2012	$0	$2,504	$16,345
11/30/2011	$0	$4,978	$36,504
Federated Income Securities Trust
10/31/2012	$0	$2,504	$16,345
10/31/2011	$0	$2,474	$36,504
Federated Income Securities Trust
9/30/2012	$0	$2,504	$16,345
9/30/2011	$0	$2,474	$36,504
Federated Income Trust
1/31/2013	$0	$0	$0
1/31/2012	$0	$0	$0
Federated Index Trust
10/31/2012	$0	$0	$9,430
10/31/2011	$0	$4,270	$15,860
Federated Institutional Trust
10/31/2012	$0	$0	$0
10/31/2011	$0	$3,578	$0
Federated Institutional Trust
8/31/2012	$0	$0	$0
8/31/2011	$0	$3,578	$0
Federated Institutional Trust
7/31/2012	$0	$0	$0
7/31/2011	$0	$3,556	$0
Federated Insurance Series
12/31/2012	$0	$0	$0
12/31/2011	$6,984	$0	$0
Federated Intermediate Government Fund, Inc.
2/28/2013	$0	$0	$0
2/29/2012	$0	$3,675	$0

REGISTRANT'S INVESTMENT ADVISER AND AFFILIATES (pursuant to 17 CFR 210.2-01(c) (7) (ii))	AUDIT-RELATED FEES	TAX FEES	ALL OTHER FEES
Federated International Series, Inc.
11/30/2012	$0	$0	$14,277
11/30/2011	$0	$0	$32,433
Federated Investment Series Funds, Inc.
11/30/2012	$0	$0	$0
11/30/2011	$1,309	$4,214	$0
Federated MDT Series
7/31/2012	$0	$0	$14,619
7/31/2011	$0	$14,714	$32,907
Federated MDT Stock Trust
10/31/2012	$0	$0	$0
10/31/2011	$0	$0	$0
Federated Managed Pool Series
12/31/2012	$0	$0	$0
12/31/2011	$0	$4,607	$0
Federated Managed Pool Series
11/30/2012	$0	$0	$0
11/30/2011	$0	$0	$0
Federated Municipal Securities Fund, Inc.
3/31/2013	$0	$0	$0
3/31/2012	$0	$3,718	$0
Federated Municipal Securities Income Trust
8/31/2012	$0	$0	$0
8/31/2011	$0	$0	$0
Federated Short-Intermediate Duration Municipal Trust
6/30/2013	$0	$0	$0
6/30/2012	$0	$0	$0
Federated Total Return Government Bond Fund
2/28/2013	$3,523	$0	$0
2/29/2012	$0	$3,675	$0
Federated Total Return Series, Inc.
11/30/2012	$4,579	$0	$0
11/30/2011	$1,309	$0	$0
Federated Total Return Series, Inc.
9/30/2012	$3,523	$0	$0
9/30/2011	$1,309	$0	$0
Federated U.S. Government Securities Fund: 1-3 Years
2/28/2013	$1,506	$0	$0
2/29/2012	$0	$0	$0
Federated U.S. Government Securities Fund: 2-5 Years
1/31/2013	$0	$0	$0
1/31/2012	$0	$0	$0
Federated World Investment Series, Inc.
11/30/2012	$0	$0	$16,827
11/30/2011	$4,964	$12,100	$37,293
Intermediate Municipal Trust
5/31/2013	$0	$0	$0
5/31/2012	$0	$3,718	$0

Notes
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Notes
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Notes
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Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Q451883 (9/13)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2013 ©Federated Investors, Inc.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M62769-S10184	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES:	For All	Withhold All	For All Except	(To withhold authority to vote for a specific nominee, mark "For All Except" and write the nominee's number on the line below.)

1. PROPOSAL TO ELECT THE DIRECTOR/TRUSTEE NOMINEES
	☐	☐	☐
01) John T. Collins
02) Maureen Lally-Green
03) Thomas M. O'Neill
04) P. Jerome Richey

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.

Please sign exactly as your name appears on this ballot. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

M62770-S10184

FEDERATED FAMILY OF FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2013

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby designates and appoints Leslie K. Ross, George F. Magera, Todd P. Zerega, Sarah L. Eddy, Erin J. Dugan, Maureen A. Ferguson, Cathy Ryan, Heidi Loeffert and Kim Lieb, each having full power to act alone and of substitution, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 28, 2013 at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment or postponement thereof. The attorneys named are authorized to vote the shares held of record by the undersigned on August 29, 2013 in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M62771-S10184	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES:	For All	Withhold All	For All Except	(To withhold authority to vote for a specific nominee, mark "For All Except" and write the nominee's number on the line below.)

1. PROPOSAL TO ELECT THE DIRECTOR/TRUSTEE NOMINEES
	☐	☐	☐
01) John T. Collins
02) Maureen Lally-Green
03) P. Jerome Richey

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.

Please sign exactly as your name appears on this ballot. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

M62772-S10184

FEDERATED FAMILY OF FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2013

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby designates and appoints Leslie K. Ross, George F. Magera, Todd P. Zerega, Sarah L. Eddy, Erin J. Dugan, Maureen A. Ferguson, Cathy Ryan, Heidi Loeffert and Kim Lieb, each having full power to act alone and of substitution, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 28, 2013 at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment or postponement thereof. The attorneys named are authorized to vote the shares held of record by the undersigned on August 29, 2013 in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M62773-S10184	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES:	For All	Withhold All	For All Except	(To withhold authority to vote for a specific nominee, mark "For All Except" and write the nominee's number on the line below.)

1. PROPOSAL TO ELECT THE DIRECTOR/TRUSTEE NOMINEES
	☐	☐	☐
01) J. Christopher Donahue
02) John T. Collins
03) Maureen Lally-Green
04) Thomas M. O'Neill
05) P. Jerome Richey

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.

Please sign exactly as your name appears on this ballot. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

M62774-S10184

FEDERATED FAMILY OF FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2013

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby designates and appoints Leslie K. Ross, George F. Magera, Todd P. Zerega, Sarah L. Eddy, Erin J. Dugan, Maureen A. Ferguson, Cathy Ryan, Heidi Loeffert and Kim Lieb, each having full power to act alone and of substitution, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 28, 2013 at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment or postponement thereof. The attorneys named are authorized to vote the shares held of record by the undersigned on August 29, 2013 in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M62775-S10184	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES:	For All	Withhold All	For All Except	(To withhold authority to vote for a specific nominee, mark "For All Except" and write the nominee's number on the line below.)

1. PROPOSAL TO ELECT THE DIRECTOR/TRUSTEE NOMINEES
	☐	☐	☐
01) John T. Collins
02) P. Jerome Richey

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.

Please sign exactly as your name appears on this ballot. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

M62776-S10184

FEDERATED FAMILY OF FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2013

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby designates and appoints Leslie K. Ross, George F. Magera, Todd P. Zerega, Sarah L. Eddy, Erin J. Dugan, Maureen A. Ferguson, Cathy Ryan, Heidi Loeffert and Kim Lieb, each having full power to act alone and of substitution, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 28, 2013 at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment or postponement thereof. The attorneys named are authorized to vote the shares held of record by the undersigned on August 29, 2013 in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M62759-S09932	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES:	For All	Withhold All	For All Except	(To withhold authority to vote for a specific nominee, mark "For All Except" and write the nominee's number on the line below.)

1. PROPOSAL TO ELECT THE DIRECTOR/TRUSTEE NOMINEES
	☐	☐	☐
01) John T. Collins
02) Maureen Lally-Green
03) Thomas M. O'Neill
04) P. Jerome Richey

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.

Please sign exactly as your name appears on this ballot. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

M62760-S09932

FEDERATED FAMILY OF FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2013

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby designates and appoints Leslie K. Ross, George F. Magera, Todd P. Zerega, Sarah L. Eddy, Erin J. Dugan, Maureen A. Ferguson, Cathy Ryan, Heidi Loeffert and Kim Lieb, each having full power to act alone and of substitution, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 28, 2013 at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment or postponement thereof. The attorneys named are authorized to vote the shares held of record by the undersigned on August 29, 2013 in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on October 28, 2013.

FEDERATED INVESTORS FUNDS

Meeting Information

Meeting Type:      Special Meeting

For holders as of: August 29, 2013

Date: October 28, 2013      Time: 10:00 AM (Eastern Time)

Location: Federated Investors Funds

   4000 Ericsson Drive

   Warrendale, Pennsylvania 15086-7561

For directions to attend the meeting and vote in person, please call 1-800-341-7400

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M62777-S10184

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of Special Meeting of Shareholders, Proxy Card and Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:     www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*:         sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 15, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M62778-S10184

Voting Items

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES:

1.	PROPOSAL TO ELECT THE DIRECTOR/TRUSTEE NOMINEES

01) John T. Collins

02) Maureen Lally-Green

03) Thomas M. O'Neill

04) P. Jerome Richey

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

M62779-S10184

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on October 28, 2013.

FEDERATED INVESTORS FUNDS

Meeting Information

Meeting Type:      Special Meeting

For holders as of: August 29, 2013

Date: October 28, 2013      Time: 10:00 AM (Eastern Time)

Location: Federated Investors Funds

   4000 Ericsson Drive

   Warrendale, Pennsylvania 15086-7561

For directions to attend the meeting and vote in person, please call 1-800-341-7400

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M62777-S10184

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of Special Meeting of Shareholders, Proxy Card and Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:     www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*:         sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 15, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M62778-S10184

Voting Items

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES:

1.	PROPOSAL TO ELECT THE DIRECTOR/TRUSTEE NOMINEES

01) John T. Collins

02) Maureen Lally-Green

03) P. Jerome Richey

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

M62780-S10184

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on October 28, 2013.

FEDERATED INVESTORS FUNDS

Meeting Information

Meeting Type:      Special Meeting

For holders as of: August 29, 2013

Date: October 28, 2013      Time: 10:00 AM (Eastern Time)

Location: Federated Investors Funds

   4000 Ericsson Drive

   Warrendale, Pennsylvania 15086-7561

For directions to attend the meeting and vote in person, please call 1-800-341-7400

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M62777-S10184

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of Special Meeting of Shareholders, Proxy Card and Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:     www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*:         sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 15, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M62778-S10184

Voting Items

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES:

1.	PROPOSAL TO ELECT THE DIRECTOR/TRUSTEE NOMINEES

01) J. Christopher Donahue

02) John T. Collins

03) Maureen Lally-Green

04) Thomas M. O'Neill

05) P. Jerome Richey

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

M62781-S10184

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on October 28, 2013.

FEDERATED INVESTORS FUNDS

Meeting Information

Meeting Type:      Special Meeting

For holders as of: August 29, 2013

Date: October 28, 2013      Time: 10:00 AM (Eastern Time)

Location: Federated Investors Funds

   4000 Ericsson Drive

   Warrendale, Pennsylvania 15086-7561

For directions to attend the meeting and vote in person, please call 1-800-341-7400

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M62777-S10184

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of Special Meeting of Shareholders, Proxy Card and Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:     www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*:         sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 15, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES:

1.	PROPOSAL TO ELECT THE DIRECTOR/TRUSTEE NOMINEES

01) John T. Collins

02) P. Jerome Richey

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

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